AMENDED AND RESTATED AGREEMENT
                                       OF
                               LIMITED PARTNERSHIP
                                       OF
                      OTTAWA GRACEFIELD LIMITED PARTNERSHIP







                              Dated August 30, 2004




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                                TABLE OF CONTENTS

                                                                            Page

Article I. DEFINITIONS.........................................................2

Article II. NAME..............................................................16

Article III. PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE.....................16
         Section 3.1       Principal Executive Office.........................16
         Section 3.2       Agent for Service of Process.......................16

Article IV. PURPOSE...........................................................16
         Section 4.1       Purpose of the Partnership.........................16
         Section 4.2       Authority of the Partnership.......................16

Article V. TERM...............................................................17

Article VI. GENERAL PARTNER'S CONTRIBUTIONS AND LOANS.........................17
         Section 6.1       Capital Contribution of General Partner............17
         Section 6.2       Rehabilitation Obligations.........................17
         Section 6.3       Operating Obligations..............................18
         Section 6.4       Other General Partner Loans........................18

Article VII. CAPITAL CONTRIBUTIONS OF LIMITED PARTNER AND SPECIAL LIMITED
         PARTNER..............................................................18
         Section 7.1       Original Limited Partners..........................18
         Section 7.2       Capital Contribution of Limited Partner and Special
                           Limited Partner....................................18
         Section 7.3       Repurchase of Limited Partner's Interest...........21
         Section 7.4       Adjustment of Capital Contributions................22
         Section 7.5       Return of Capital Contribution.....................25
         Section 7.6       Liability of Limited Partner and Special
                           Limited Partner....................................25

Article VIII. WORKING CAPITAL AND RESERVES....................................25
         Section 8.1       Operating and Maintenance Account..................25
         Section 8.2       Intentionally Omitted..............................25
         Section 8.3       Intentionally Omitted..............................25
         Section 8.3       Intentionally Omitted..............................25
         Section 8.4       Tax and Insurance Account..........................25
         Section 8.5       Other Reserves.....................................26

Article IX. MANAGEMENT AND CONTROL............................................26
         Section 9.1       Power and Authority of General Partner.............26
         Section 9.2       Payments to the General Partners and Others........26
         Section 9.3       Specific Powers of the General Partner.............28
         Section 9.4       Authority Requirements.............................29
         Section 9.5       Limitations on General Partner's Power and
                           Authority..........................................29
         Section 9.6       Restrictions on Authority of General Partner.......30


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         Section 9.7       Duties of General Partner..........................32
         Section 9.8       Obligations to Repair and Rebuild Apartment
                           Housing............................................34
         Section 9.9       Partnership Expenses...............................34
         Section 9.10      General Partner Expenses...........................35
         Section 9.11      Other Business of Partners.........................35
         Section 9.12      Covenants, Representations and Warranties..........36

Article X. ALLOCATIONS OF INCOME, LOSSES AND CREDITS..........................40
         Section 10.1      General............................................40
         Section 10.2      Allocations From Sale or Refinancing...............40
         Section 10.3      Special Allocations................................41
         Section 10.4      Curative Allocations...............................43
         Section 10.5      Other Allocation Rules.............................44
         Section 10.6      Tax Allocations: Code Section 704(c)...............45
         Section 10.7      Allocation Among Limited Partners..................45
         Section 10.8      Allocation Among General Partners..................45
         Section 10.9      Modification of Allocations........................45

Article XI. DISTRIBUTION......................................................46
         Section 11.1      Distribution of Net Operating Income...............46
         Section 11.2      Distribution of Sale or Refinancing Proceeds.......46

Article XII. TRANSFERS OF LIMITED PARTNER'S INTEREST IN THE PARTNERSHIP.......47
         Section 12.1      Assignment of Interests............................47
         Section 12.2      Effective Date of Transfer.........................48
         Section 12.3      Invalid Assignment.................................48
         Section 12.4      Assignee's Rights to Allocations and Distributions.48
         Section 12.5      Substitution of Assignee as Limited Partner or
                           Special Limited Partner............................48
         Section 12.6      Death, Bankruptcy, Incompetency, etc., of a
                           Limited Partner....................................48

Article XIII. WITHDRAWAL, REMOVAL AND REPLACEMENT OF GENERAL PARTNER..........49
         Section 13.1      Withdrawal of General Partner......................49
         Section 13.2      Removal of General Partner.........................49
         Section 13.3      Effects of a Withdrawal............................51
         Section 13.4      Successor General Partner..........................53
         Section 13.5      Admission of Additional or Successor General
                           Partner............................................53
         Section 13.6      Transfer of Interest...............................54
         Section 13.7      No Goodwill Value..................................54

Article XIV. BOOKS AND ACCOUNTS, REPORTS, TAX RETURNS, FISCAL YEAR AND
         BANKING..............................................................54
         Section 14.1      Books and Accounts.................................54
         Section 14.2      Accounting Reports.................................55
         Section 14.3      Other Reports......................................56

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         Section 14.4      Late Reports.......................................58
         Section 14.5      Annual Site Visits.................................58
         Section 14.6      Tax Returns........................................58
         Section 14.7      Fiscal Year........................................58
         Section 14.8      Banking............................................58
         Section 14.9      Certificates and Elections.........................59

Article XV. DISSOLUTION, WINDING UP, TERMINATION AND LIQUIDATION OF THE
         PARTNERSHIP..........................................................59
         Section 15.1      Dissolution of Partnership.........................59
         Section 15.2      Return of Capital Contribution upon Dissolution....59
         Section 15.3      Distribution of Assets.............................59
         Section 15.4      Deferral of Liquidation............................60
         Section 15.5      Liquidation Statement..............................61
         Section 15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited Partnership.61

Article XVI. AMENDMENTS.......................................................61

Article XVII. MISCELLANEOUS...................................................62
         Section 17.1      Voting Rights......................................62
         Section 17.2      Meeting of Partnership.............................62
         Section 17.3      Notices............................................63
         Section 17.4      Successors and Assigns.............................63
         Section 17.5      Recording of Certificate of Limited Partnership....63
         Section 17.6      Amendment of Certificate of Limited Partnership....63
         Section 17.7      Counterparts.......................................64
         Section 17.8      Captions...........................................64
         Section 17.9      Saving Clause......................................64
         Section 17.10     Certain Provisions.................................64
         Section 17.11     Tax Matters Partner................................65
         Section 17.12     Expiration of Compliance Period....................65
         Section 17.13     Number and Gender..................................66
         Section 17.14     Entire Agreement...................................66
         Section 17.15     Governing Law......................................66
         Section 17.16     Attorney's Fees....................................66
         Section 17.17     Receipt of Correspondence..........................67
         Section 17.18     Security Interest and Right of Set-Off.............67








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EXHIBIT A - Legal Description
EXHIBIT B - Certification and Agreement
EXHIBIT D - Form of Completion Certificate
EXHIBIT E - Accountant's Certificate
EXHIBIT F - Contractor's Certificate
EXHIBIT G - Depreciation
EXHIBIT H - Report of Operations
EXHIBIT I - Survey Requirements
























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                         AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                      OTTAWA GRACEFIELD LIMITED PARTNERSHIP

         This Amended and Restated Agreement of Limited Partnership is being entered into effective as of the date written below by and between Ottawa Gracefield G/P, L.L.C., a Illinois limited liability company, as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 11, a California limited partnership, as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership, as the special limited partner (the "Special Limited Partner"), and Star-Equities L.L.C., a Wisconsin limited liability company, as the withdrawing limited partner.

                                    RECITALS

         WHEREAS, Ottawa Gracefield Limited Partnership, an Illinois limited partnership (the "Partnership"), recorded a certificate of limited partnership with the Illinois Secretary of State on December 30, 2003. A limited partnership agreement dated as of December 8, 2003 (the "Original Partnership Agreement") was entered into by and between Ottawa Gracefield G/P, L.L.C., as a general partner and a limited partner, and Star-Equities, L.L.C., as a limited partner.

         WHEREAS, the Partners desire to enter into this Agreement to provide for, among other things, (i) the continuation of the Partnership, (ii) the admission of the Limited Partner and the Special Limited Partner as partners of the Partnership, (iii) the withdrawal of the Original Limited Partner and liquidation of the Original Limited Partner's Interest as limited partner in the Partnership, (iv) the payment of Capital Contributions by the Limited Partner and the Special Limited Partner to the Partnership, (v) the allocation of Income, Losses, Tax Credits and distributions of Net Operating Income and other cash funds of the Partnership among the Partners, (vi) the determination of the respective rights, obligations and interests of the Partners to each other and to the Partnership, and (vii) certain other matters.

         WHEREAS, the Partners desire hereby to amend and restate the Original Partnership Agreement.

         NOW, THEREFORE, in consideration of their mutual agreements herein set forth, the Partners hereby agree to amend and restate the Original Partnership Agreement in its entirety to provide as follows:






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                                   ARTICLE I.
                                   DEFINITIONS

     Section 1.1 "Accountant" shall mean Friduss, Lukee, Schiff & Co., P.C. or such other firm of independent certified public accountants as may be engaged for the Partnership by the General Partner with the Consent of the Special Limited Partner. Notwithstanding any provision of this Agreement to the contrary, the Special Limited Partner shall have the discretion to dismiss the Accountant for cause if such Accountant fails to provide, or untimely provides, or inaccurately provides, the information required in Section 14.2 or 14.3 of this Agreement.

     Section 1.2 "Act" shall mean the laws of the State governing limited partnerships, as now in effect and as the same may be amended from time to time.

     Section 1.3 "Actual Tax Credit" shall mean as of any point in time, the total amount of the LIHTC actually allocated by the Partnership to the Limited Partner and not subsequently recaptured or disallowed, representing 99.98% of the LIHTC actually received by the Partnership, as shown on the applicable tax returns of the Partnership.

     Section 1.4 "Adjusted Capital Account Deficit" shall mean with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal period, after giving effect to the following adjustments:

     (a) credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

     (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of
the Treasury Regulations.

     The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

     Section 1.5 "Affiliate" shall mean (a) any Person directly or indirectly controlling, controlled by, or under common control with another Person; (b) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (c) any officer, director, trustee, or partner of such other Person; and (d) if such Person is an officer, director, trustee or general partner, any other Person for which such Person acts in any such capacity.

     Section 1.6 "Agreement" or "Partnership Agreement" shall mean this Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refers to this Agreement as a whole, unless the context otherwise requires.

     Section 1.7 "Apartment Housing" shall collectively mean the approximately 2 acres of land in the City of Ottawa, LaSalle County, Illinois, as more fully

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described  in  Exhibit  "A"  attached  hereto  and  incorporated  herein by this reference, and the Improvements, to be known as Gracefield Apartments.

     Section 1.8 "Architect of Record" shall mean Basalay Cary & Alstadt Architects, Ltd. The General Partner, on behalf of the Partnership, shall enter into a contract with the Architect of Record to perform certain duties and responsibilities including, but not limited to: designing the Improvements; preparing the construction blueprints, preparing the property specifications manual; contracting for administrative services; completing the close-out procedures; inspecting for and overseeing resolution of the Contractor's final punch list; receiving and approving operations and maintenance manuals; and collecting, reviewing, approving and forwarding to the Partnership all product, material and construction warranties.

     Section  1.9 "Asset  Management  Fee" shall have the  meaning  set forth in
Section 9.2(d) hereof.

     Section 1.10 "Assignee" shall mean a Person who has acquired all or a portion of the Limited Partner's or the Special Limited Partner's beneficial interest in the Partnership and who has not been substituted in the stead of the transferor as a Partner.

     Section 1.11 "Bankruptcy" or "Bankrupt" shall mean the making of an assignment for the benefit of creditors, becoming a party to any liquidation or dissolution action or proceeding other than as a creditor, the commencement of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors, or the appointment of a receiver, liquidator, custodian or trustee, or the discounted settlement of substantially all the debts and obligations of a debtor; and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 90 days; or the entry of an order for relief under Title 11 of the United States Code. A Partner shall be deemed Bankrupt if any of the above has occurred to that Partner.

     Section 1.12 "Breakeven Operations" shall mean at such time as the Partnership has Cash Receipts in excess of Cash Expenses, as determined by the Accountant and approved by the Special Limited Partner. For purposes of this definition; (a) any one-time up-front fee paid to the Partnership from any source shall not be included in Cash Receipts to calculate Breakeven Operations;
(b) Cash Expenses shall include any management fee or portion thereof which is currently deferred and not paid; and (c) Cash Expenses shall include the amount of any reserve required to be funded in accordance with Article VIII that is currently deferred and not paid.

     Section 1.13 "Budget" shall mean the annual operating budget of the Partnership as more fully described in Section 14.3 of this Agreement.

     Section 1.14 "Capital Account" shall mean, with respect to each Partner, the account maintained for such Partner comprised of such Partner's Capital Contribution as increased by allocations to such Partner of Partnership Income (or items thereof) and any items in the nature of income or gain which are specially allocated pursuant to Section 10.3 or 10.4 hereof, and decreased by the amount of any Distributions made to such Partner, and allocations to such Partner of Partnership Losses (or items thereof) and any items in the nature of expenses or losses which are specially allocated pursuant to Section 10.3 or
10.4 hereof.  In the event of any transfer of an interest in the  Partnership in

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accordance with the terms of this Agreement, the transferee shall succeed to the
Capital Account of the transferor to the extent it relates to the transferred interest. The foregoing definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), as amended or any successor thereto, and shall be interpreted and applied in a manner consistent with such Treasury Regulation.

     Section 1.15 "Capital Contribution" shall mean the total amount of money, or the Gross Asset Value of property contributed to the Partnership, if any, by all the Partners or any class of Partners or any one Partner as the case may be (or by a predecessor-in-interest of such Partner or Partners), reduced by any such capital which shall have been returned pursuant to Section 7.3, 7.4 or 7.5 of this Agreement. A loan to the Partnership by a Partner shall not be considered a Capital Contribution.

     Section 1.16 "Cash Expenses" shall mean all cash operating obligations of the Partnership (other than those covered by Insurance) in accordance with the applicable Budget, specifically excluding depreciation and similar items for which no cash outlay is required, including, without limitation, the payment of the monthly Mortgage and Second Loan payments, the Management Agent fees (which shall be deemed to include that portion of such fees which is currently deferred and not paid), the funding of reserves in accordance with Article VIII of this Agreement, advertising and promotion, utilities, maintenance, repairs, General Partner communications, legal, telephone, any other expenses which may reasonably be expected to be paid in a subsequent period but which on an accrual basis is allocable to the period in question, including, but not limited to, Insurance, real estate taxes and audit, tax return or accounting expenses (excluding deductions for cost recovery of buildings; improvements and personal property and amortization of any financing fees) and any seasonal expenses (such as snow removal, the use of air conditioners in the middle of the summer, or heaters in the middle of the winter) which may reasonably be expected to be paid in a subsequent period shall be allocated equally per month over the calendar year. Cash Expenses payable to Partners or Affiliates of Partners shall be paid after Cash Expenses payable to third parties. Construction period interest and development costs of any nature whatsoever except as defined in Section 11.1 are not Cash Expenses and shall not be paid from Cash Receipts. The provisions of
Section 6.2 govern the payment of development costs and construction interest.

     Section 1.17 "Cash Receipts" shall mean actual cash received on a cash basis by the Partnership from operating revenues of the Partnership, including without limitation rental income (but not any subsidy thereof from the General Partner or an Affiliate thereof), tenant security deposits that have been forfeited by tenants pursuant to the laws of the State, laundry income, paid to the Partnership, telephone hook-up or service income, cable fees or hook-up costs, telecommunications or satellite fees or hook-up costs, but excluding prepayments, security deposits, Capital Contributions, borrowings, the Second Loan, the Mortgage Loan, lump-sum payments, any extraordinary receipt of funds, and any income earned on investment of its funds. Except as otherwise provided herein, neither the General Partner nor its Affiliates shall be entitled to payment of any Cash Receipts for any reason, including but not limited to a separate contract, agreement, obligation or the like.

     Section  1.18  "Code"  shall mean the  Internal  Revenue  Code of 1986,  as

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amended from time to time, or any successor statute.

Section 1.19 "Completion of Rehabilitation" shall mean the date the Partnership receives the required certificate of occupancy (or the local equivalent) for all apartment units (provided a building permit was issued for the rehabilitation of the apartment units requiring a certificate of occupancy to be issued), or by the issuance of the Completion Certificate, in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, with respect to completion of all the apartment units in the Apartment Housing. Completion of Rehabilitation further means that the rehabilitation shall be completed in good quality, and free and clear of all mechanic, material and similar liens. Notwithstanding, Completion of Rehabilitation shall not be deemed to have occurred: if the statutory time period for the filing of any liens by the Contractor, subcontractors, material suppliers or any one else entitled to file a construction lien has not lapsed, unless final lien waivers from the Contractor and all subcontractors have been provided; or if on such date any liens or other encumbrances as to title to the Apartment Housing exist, other than the Mortgage and Second Loan.

     Section 1.20 "Compliance Period" shall mean the period set forth in Section 42 (i)(1) of the Code, as amended, or any successor statute.

     Section 1.21 "Consent of the Special Limited Partner" shall mean the prior written consent of the Special Limited Partner.

     Section 1.22 "Construction Contract" shall mean the construction contract dated June 10, 2004 in the amount of $507,300 entered into between the Partnership and the Contractor pursuant to which the Improvements are being constructed in accordance with the Plans and Specifications. The Construction Contract shall be a fixed price agreement (includes materials and labor) at a cost consistent with the Development Budget. Any modifications to the Construction Contract require the Consent of the Special Limited Partner.

     Section 1.23 "Construction Inspector" shall mean WNC and Associates, Inc. or it's appointed agent, or any successor thereto with the Consent of the Special Limited Partner.

     Section 1.24 "Contractor" shall mean Star General Contractors, L.L.C., which is the general construction contractor for the Apartment Housing. At or before Completion of Rehabilitation, the Contractor shall provide the Partnership with a closeout binder, which shall include, but is not limited to, as-built drawings, all operating manuals, and all manufacturing warranty agreements if requested by the Special Limited Partner. In addition, the Contractor shall provide the Partnership a one-year warranty on all parts, materials and work-quality.

     Section 1.25 "Debt Service Coverage" shall mean for the applicable period the ratio between the Net Operating Income (excluding Mortgage payments and Asset Management Fees) and the debt service required to be paid on the Mortgage(s). As example, a 1.10 Debt Service Coverage means that for every $1.00 of debt service required to be paid there must be $1.10 of Net Operating Income available. A worksheet for the calculation of Debt Service Coverage is found in the Report of Operations attached hereto as Exhibit "H" and incorporated herein by this reference. For purposes of this definition: (a) any one-time up-front fee paid to the Partnership from any source shall not be included in Cash Receipts to calculate Debt Service Coverage; (b) Cash Expenses shall include the

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

amount of any Management Fee, or portion thereof, which is currently deferred and not paid; and (c) Cash Expenses shall include the amount of any required monthly deposits in connection with the reserves established pursuant to Sections 8.1 and 8.5 that are currently deferred and not paid.

     Section 1.26 "Deferred  Management Fee" shall have the meaning set forth in
Section 9.2(c) hereof.

     Section 1.27 "Developer" shall mean Star Development, L.L.C., a Delaware limited liability company.

     Section 1.28 "Development Fee" shall mean the fee payable to the Developer for services incident to the development and rehabilitation of the Apartment Housing in accordance with the Development Fee Agreement between the Partnership and the Developer dated the even date herewith and incorporated herein by this reference. Development activities do not include services for the acquisition of land or syndication activities.

     Section 1.29 "Development Budget" shall mean the agreed upon cost of developing the Apartment Housing and Improvements, including all rehabilitation costs based on the Construction Contract, the Plans and Specifications, land and soft costs (which includes, but is not limited to, financing charges, market study, Development Fee, architect fees, etc.) The final Development Budget is referenced in the Development, Construction and Operating Budget Agreement entered into by and between the Partners on even date herewith, and incorporated herein by this reference.

     Section 1.30 "Distributions" shall mean the total amount of money, or the Gross Asset Value of property (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under
Section 752 of the Code), distributed to Partners with respect to their Interests in the Partnership, but shall not include any payments to the General Partner or its Affiliates for fees or other compensation as provided in this Agreement or any guaranteed payment within the meaning of Section 707(c) of the Code, as amended, or any successor thereto.

     Section 1.31 "Fair Market Value" shall mean, with respect to any property, real or personal, the price a ready, willing and able buyer would pay to a ready, willing and able seller of the property, provided that such value is reasonably agreed to between the parties in arm's-length negotiations and the parties have sufficiently adverse interests.

     Section 1.32 "Financial Interest" shall mean the General Partner's capital interest in the Partnership to be contributed and maintained pursuant to the requirements of RD Instruction 1944-E, Section 1944.211(a)(13)(ii) or any amendments thereto. Such Financial Interest shall not affect the Partners' allocable share of the Profits, Losses, Tax Credits or Net Operating Income as set forth in this Agreement.

     Section 1.33 "First Year Certificate" shall mean the certificate to be filed by the General Partner with the Secretary of the Treasury as required by Code Section 42(1)(1), as amended, or any successor thereto.

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

     Section 1.34 "Force Majeure" shall mean any act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockage, public riot, fire, flood, explosion, governmental action, governmental delay or restraint.

     Section 1.35 "General Partner" shall mean Ottawa Gracefield G/P, L.L.C. and such other Persons as are admitted to the Partnership as additional or substitute General Partners pursuant to this Agreement. If there is more than one General Partner of the Partnership, the term "General Partner" shall be deemed to collectively refer to such General Partners or individually may mean any General Partner as the context dictates.

     Section 1.36 "Gross Asset Value" shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

     (a) the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the Fair Market Value of such asset, as determined by the contributing Partner and the General Partner, provided that, if the contributing Partner is a General Partner, the determination of the Fair Market Value of a contributed asset shall be determined by appraisal;

     (b) the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values, as determined by the General Partner, as of the following times: (1) the acquisition of an additional Interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an Interest in the Partnership; and (3) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (1) and (2) above shall be made only with the Consent of the Special Limited Partner and only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

     (c) the Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the Fair Market Value of such asset on the date of distribution as determined by the distributee and the General Partner, provided that, if the distributee is a General Partner, the determination of the Fair Market Value of the distributed asset shall be determined by appraisal; and

     (d) the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 10.3(g) hereof; provided however, that Gross Asset Values shall not be adjusted pursuant to this Section 1.37(d) to the extent the General Partner determines that an adjustment pursuant to Section 1.37(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1.37(d).

     If the Gross Asset Value of an asset has been determined or adjusted pursuant to Section 1.37(a), Section 1.37(b), or Section 1.37(d) hereof, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Income and Losses.

     Section 1.37 "Hazardous Substance" shall mean and include any substance, material or waste, including asbestos, petroleum and petroleum products (including crude oil), that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" or that is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance including, without limitation, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto.

     Section 1.38 "IHDA" shall mean the Illinois Housing Development Authority or any successor thereto.

     Section 1.39 "Improvements" shall mean the building containing 24 apartment units (including one manager's unit) and ancillary and appurtenant facilities being renovated for elderly and family use and built in accordance with the Project Documents. It shall also include all furnishings, equipment and personal property used in connection with the operation thereof.

     Section 1.40 "In-Balance" shall mean, at any time when calculated, when the undisbursed Capital Contributions of the Limited Partner and Special Limited Partner required to be paid-in through and including the Completion of Rehabilitation are sufficient in the Special Limited Partner's reasonable judgment to pay all of the following sums: (a) all costs of construction to achieve Completion of Rehabilitation; and (b) all soft costs in the development of the Apartment Housing and Improvements, including but not limited to, architect fees, land acquisition, impact fees and costs of marketing, maintenance and leasing of the Apartment Housing units.

     Section 1.41 "Incentive Management Fee" shall have the meaning set forth in
Section 9.2(e) hereof.

Section 1.42 "Income and Loss(es)" shall mean, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

     (a) any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Income or Losses pursuant to this Section 1.37 shall be added to such taxable income or loss;

     (b) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Income and Losses pursuant to this Section shall be subtracted from such taxable income or loss;

     (c) in the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.37(a) or (b) hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Income and Losses;

     (d) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

     (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such fiscal year or other period, computed as provided below; and

     (f) notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 10.3 or 10.4 hereof shall not otherwise be taken into account in computing Income or Losses.

     Depreciation for each fiscal year or other period shall be calculated as follows: an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

     For purposes of this Agreement, the term Income when used alone shall include all items of income or revenue contemplated in this Section and the term Losses when used alone shall include all items of loss or deductions contemplated in this Section.

     Section 1.43 "Insurance" shall mean:

     (a) during rehabilitation, the Partnership will provide and maintain, or cause the Contractor to provide and maintain, hazard insurance in an amount equal to 100% of the insurable value of the Apartment Housing at the date of acquisition; comprehensive general liability insurance with limits against bodily injury of not less than $1,000,000 per occurrence and an aggregate of $2,000,000 and against property damage of not less than $1,000,000; and worker's compensation insurance, with statutory guidelines;

     (b) during operations the Partnership will provide and maintain business interruption coverage covering actual sustained loss for 12 months; worker's compensation; hazard coverage (including but not limited to fire, or other casualty loss to any structure or building on the Apartment Housing in an amount equal to the full replacement value of the damaged property without deducting for depreciation); and comprehensive general liability coverage against liability claims for bodily injury or property damage in the minimum amount of $1,000,000 per occurrence and an aggregate of $2,000,000;

     (c) all liability coverage shall include an umbrella liability coverage in a minimum amount of $4,000,000 per occurrence and an aggregate of $4,000,000;

     (d) all Insurance polices shall name the Partnership as the named insured, the Limited Partner as an additional insured, and WNC & Associates, Inc. as the certificate holder;

     (e) all Insurance policies shall include a provision to notify the insured, the Limited Partner and the certificate holder prior to cancellation;

     (f) hazard coverage must include building or ordinance endorsements;

     (g) the Insurance Policy or Policies required by this Section shall not have a deductible provision in excess of $5,000; and

     (h) the Contractor must also provide evidence of liability coverage equal to $1,000,000 per occurrence with an aggregate of $2,000,000 and shall name the Partnership as an additional insured and WNC & Associates, Inc., as certificate holder.

     Section 1.44 "Insurance Company" shall mean any insurance company engaged by the General Partner for the Partnership with the Consent of the Special Limited Partner which Insurance Company shall have an A rating or better for financial safety by A.M. Best or Standard & Poor's.

     Section 1.45 "Interest" shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled hereunder and the obligation of such Partner to comply with the terms of this Agreement.

     Section 1.46 "Involuntary Withdrawal" shall mean any Withdrawal of a General Partner caused by death, adjudication of insanity or incompetence, Bankruptcy, or the removal of a General Partner pursuant to Section 13.2 hereof.

     Section 1.47 "Land Acquisition Fee" shall mean the fee payable to the General Partner in an amount equal to $2,098.00 for the General Partner's services in locating, negotiating and closing on the purchase of the real property upon which the Improvements are, or will be, erected.

     Section  1.48  "LIHTC"  shall  mean  the  low-income   housing  tax  credit
established by TRA 1986 and which is provided for in Section 42 of the Code, as amended, or any successor thereto.

     Section 1.49 "Limited Partner" shall mean WNC Housing Tax Credit Fund VI, L.P., Series 11, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

     Section 1.50 "Management Agent" shall mean the property management company which oversees the property management functions for the Apartment Housing and which is on-site at the Apartment Housing. The initial Management Agent shall be Professional Property Management, L.L.C. Any substitution of the Management Agent requires the Consent of the Special Limited Partner.

     Section 1.51 "Management Agreement" shall mean the agreement between the Partnership and the Management Agent for property management services. The initial management fee shall equal $40.00 per unit per month. If approved by Second Lender, the management fee may also include accounting fees authorized by Second Lender. Neither the Management Agreement nor any ancillary agreement shall provide for an initial rent-up fee, a set-up fee, any other similar pre-management fee or recurring fee for compliance monitoring or the like payable to the Management Agent. The Management Agreement shall provide that it will be terminable at will by the Partnership at anytime following the Withdrawal or removal of the General Partner and, in any event, on any anniversary of the date of execution of the Management Agreement, without payment or penalty for failure to renew the same.

     Section 1.52 "Minimum Set-Aside Test" shall mean the 40-60 set-aside test pursuant to Section 42(g) of the Code with respect to the percentage of apartment units in the Apartment Housing to be occupied by tenants whose incomes are equal to or less than the required percentage of the area median gross income, and any additional set-aside requirements agreed to pursuant to the Project Documents.

     Section 1.53 "Mortgage" or "Mortgage Loan" shall mean the first priority non-recourse permanent financing, wherein the Partnership promises to pay the First National Bank of Ottawa the principal sum of $435,000 plus interest on the principal at an annual rate of 7.893% amortized over 360 months, with a maturity period of 20 years. Where the context admits, the term "Mortgage" or "Mortgage Loan" shall include any mortgage, deed, deed of trust, note, regulatory agreement, security agreement, assumption agreement or other instrument executed in connection with the Mortgage which is binding on the Partnership; and in case any Mortgage is replaced or supplemented by any subsequent mortgage or mortgages, the Mortgage shall refer to any such subsequent mortgage or mortgages. Prior to closing the Mortgage, the General Partner shall provide to the Special Limited Partner a draft of the Mortgage documents for review and approval. Based on the draft Mortgage documents, if the terms of the Mortgage are not as specified above and the Special Limited Partner determines that the Debt Service Coverage of the Mortgage Loan and Second Loan requiring an amortized monthly principal and interest payment falls below 1.10 based on then current Cash Expenses and Cash Receipts then the General Partner shall adjust the principal loan amount and close on a Mortgage which will produce a 1.10 Debt Service Coverage. The Mortgage funds shall be used to provide permanent financing in connection with the acquisition and development of the Apartment Housing. Notwithstanding the foregoing, if the interest rate at the time of closing the Mortgage is less than the amount stated, the General Partner shall not increase the principal amount of the Mortgage even if the Debt Service Coverage remains at or above 1.10.

     Section 1.54 "Net Operating Income" shall mean the cash available for Distribution on an annual basis, when Cash Receipts exceed Cash Expenses.

     Section 1.55 "Nonrecourse Deductions" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(1).

     Section 1.56 "Nonrecourse Liability" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(3).

     Section 1.57 "Operating Deficit" shall mean, for the applicable period, insufficient funds to pay operating costs when Cash Expenses exceed Cash Receipts, as determined by the Accountant and approved by the Special Limited Partner.

     Section 1.58 "Operating Deficit Guarantee Period" shall mean the period commencing the date the first apartment unit in the Apartment Housing is available for its intended use and ending three years following the achievement of three consecutive months of Breakeven Operations. The Operating Deficit Guarantee Period will not expire unless the Partnership has achieved Completion of Rehabilitation of the Apartment Housing.

     Section 1.59 "Operating Loans" shall mean loans made by the General Partner to the Partnership pursuant to Article VI of this Agreement, which loans do not bear interest and are repayable only as provided in Article XI of this Agreement.

     Section 1.60 "Original Limited Partner" shall mean Star-Equities, L.L.C.

     Section 1.61 "Partner(s)" shall collectively mean the General Partner, the Limited Partner and the Special Limited Partner or individually may mean any Partner as the context dictates.

     Section 1.62 "Partner Nonrecourse Debt" shall have the meaning set forth in
Section 1.704-2(b)(4) of the Treasury Regulations.

     Section 1.63 "Partner Nonrecourse Debt Minimum Gain" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

     Section 1.64 "Partner Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2 (i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

     Section 1.65 "Partnership" shall mean the limited partnership continued under this Agreement.

     Section 1.66 "Partnership Minimum Gain" shall mean the amount determined in accordance with the principles of Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

     Section 1.67 "Permanent Mortgage Commencement" shall mean the first date on which all of the following have occurred: (a) the Second Loan shall have closed and funded; (b) the Mortgage shall have closed and funded; and (c) amortization of the Mortgage and Second Loan shall have commenced.

     Section   1.68   "Person"   shall    collectively   mean   an   individual,
proprietorship, trust, estate, partnership, joint venture, association, company, corporation or other entity.

     Section 1.69 "Plans and Specifications" shall mean the plans, blueprints and specifications manual for the construction of the Improvements which are approved by the local city/county building department with jurisdiction over the construction of the Improvements and which Plans and Specifications are referred to in the Construction Contract. The General Partner agrees to assure that the Contractor completes rehabilitation in accordance with the Plans and Specifications. Any changes to the Plans and Specifications (after approval by the appropriate government building department) shall require the Consent of the Special Limited Partner, provided, however, that changes to the Plans and Specifications resulting in single line item changes of less than $2,500 in the Construction Contract shall not require such Consent, provided further that such changes shall not exceed an aggregate of $25,000.

     Section 1.70 "Project Documents" shall mean all documents relating to the Second Loan, the Mortgage Loan, and the Construction Contract. It shall also include all documents required by any governmental agency having jurisdiction over the Apartment Housing in connection with the development, rehabilitation and financing of the Apartment Housing, including but not limited to, the approved Plans and Specifications for the development and renovation of the Apartment Housing.

     Section 1.71 "Projected Annual Tax Credits" shall mean LIHTC in the amount of $66,789 for 2005, $84,365 for each of the years 2006-2014, and $17,576 for
2015, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership, constituting 99.98% of the aggregate amount of LIHTC of $843,820 to be available to the Partnership.

     Section 1.72 "Projected Tax Credits" shall mean LIHTC in the aggregate amount of $843,820.

     Section 1.73 "Qualified Tenants" shall mean any tenants who have incomes of 60% (or such smaller percentage as the General Partner shall agree) or less of the area median gross income, as adjusted for family size, so as to make the Apartment Housing eligible for LIHTC.

     Section 1.74 "RD" shall mean United States Department of Agriculture, Rural Development-Illinois (formerly Farmers Home Administration) or any successor thereto.

     Section 1.75 "RD Interest Credit Agreement" shall mean the Multiple Family Housing Interest Credit and Rental Assistance Agreement (Form RD 1944-7 or any successor thereof) between the RD and the Partnership in connection with the Second Loan whereby RD will provide a monthly credit subsidy to the
Partnership's Second Loan account when the Partnership makes each monthly payment on the Second Loan.

     Section 1.76 "RD Loan Agreement" shall mean the Loan Agreement for an RRH loan to the Partnership on a Limited Profit Basis (Form RD 1944-34 or any successor thereof) between the RD and the Partnership made in consideration of the Second Loan to the Partnership by RD pursuant to Section 515(b) of the Housing Act of 1949 for the Apartment Housing.

     Section  1.77  "Rent  Restriction  Test"  shall mean the test  pursuant  to
Section 42 of the Code whereby the gross rent charged to tenants of the low-income apartment units in the Apartment Housing cannot exceed 30% of the qualifying income levels of those units under Section 42.

     Section 1.78 "Revised Projected Tax Credits" shall have the meaning set forth in Section 7.4(a) hereof.

     Section 1.79 "Sale or Refinancing" shall mean any of the following items or transactions: a sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership, a condemnation of or casualty at the Apartment Housing or any part thereof, a claim against a title insurance company, the refinancing of any Mortgage or other indebtedness of the Partnership and any similar item or transaction; provided, however, that the payment of Capital Contributions by the Partners shall not be included within the meaning of the term "Sale or Refinancing."

     Section 1.80 "Sale or Refinancing Proceeds" shall mean all cash receipts of the Partnership arising from a Sale or Refinancing (including principal and interest received on a debt obligation received as consideration in whole or in part, on a Sale or Refinancing) less the amount paid or to be paid in connection with or as an expense of such Sale or Refinancing, and with regard to damage recoveries or insurance or condemnation proceeds, the amount paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the Apartment Housing.

     Section 1.81 "Second Lender" shall mean United States Department of Agriculture or any successor thereto in its capacity as maker of the Second Loan.

     Section 1.82 "Second Loan" shall mean the permanent loan obtained from the Second Lender for the Apartment Housing in the principal amount of $521,176 with an effective interest rate of one percent (1%) per annum, amortized over 40 years with a 30 year maturity. Where the context admits, the term "Second Loan" shall include any deed, deed of trust, note, security agreement, assumption agreement or other instrument executed by, or on behalf of, the Partnership or General Partner in connection with the Second Loan.

     Section 1.83 "Special Limited Partner" shall mean WNC Housing, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute Special Limited Partners pursuant to this Agreement.

     Section 1.84 "State" shall mean the State of Illinois.

     Section 1.85 "State Tax Credit Agency" shall mean the state agency of Illinois which has the responsibility and authority to administer the LIHTC program in Illinois.

     Section 1.86 "Substitute Limited Partner" shall mean any Person who is admitted to the Partnership as a Limited Partner pursuant to Section 12.5 or acquires the Interest of the Limited Partner pursuant to Section 7.3 of this Agreement.

     Section  1.87  "Syndication  Fee" shall mean the fee payable to the General

Partner in an amount equal to $10,000 for the General Partner's services in forming the Partnership, locating and approving the Limited Partner and the Special Limited Partner as the investors in the Partnership, negotiating and finalizing this Partnership Agreement and for such other services referenced in Treasury Regulation Section 1.709-2(B).

     Section 1.88 "Tax Credit" shall mean any credit permitted under the Code or the law of any state against the federal or a state income tax liability of any Partner as a result of activities or expenditures of the Partnership including, without limitation, LIHTC.

     Section 1.89 "Tax Credit Compliance Fee" shall mean the fee payable to the General Partner in accordance with Section 9.2(f) of this Agreement.

     Section 1.90 "Tax Credit Conditions" shall mean, for the duration of the Compliance Period, any and all restrictions including, but not limited to, applicable federal, state and local laws, rules and regulations, which must be complied with in order to qualify for the LIHTC or to avoid an event of recapture in respect of the LIHTC.

     Section 1.91 "Tax Credit Period" shall mean the ten-year time period referenced in Code Section 42(f)(1) over which the Projected Tax Credits are allocated to the Partners. It is the intent of the Partners that the Projected Tax Credits will be allocated during the Tax Credit Period and not a longer term.

     Section 1.92 "Title Policy" shall mean the policy of insurance covering the fee simple title to the Apartment Housing from a company approved by the Special Limited Partner. The Title Policy shall be an ALTA owners title policy including the following endorsements: non-imputation, Fairways, access, contiguity, survey, owner's comprehensive, zoning and subdivision, if available. The Title Policy shall also insure against rights-of-way, easements, blanket easement or claims of easements, not shown by public records. At all times, the Title Policy shall be in an amount equal to the sum of the Mortgage amount, the Second Loan amount and the Limited Partner's Capital Contribution. If allowed by the title company, the Title Policy shall name the Limited Partner and the Special Limited Partner as insured parties, or, if including the Limited Partner and Special Limited Partner as insured parties is not allowed, the Title Policy shall reference them "as their interests may appear in the partnership agreement of the owner."

     Section 1.93 "TRA 1986" shall mean the Tax Reform Act of 1986.

     Section 1.94 "Treasury Regulations" shall mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     Section 1.95 "Withdrawing" or "Withdrawal" (including the verb form "Withdraw" and the adjectival forms "Withdrawing" and "Withdrawn") shall mean, as to a General Partner, the occurrence of the death, adjudication of insanity or incompetence, Bankruptcy of such Partner, the withdrawal, removal or retirement from the Partnership of such Partner for any reason, including any sale, pledge, encumbering, assignment or other transfer of all or any part of its General Partner Interest and those situations when a General Partner may no longer continue as a General Partner by reason of any law or pursuant to any terms of this Agreement.

                                  ARTICLE II.
                                      NAME

     The  name  of  the  Partnership   shall  be  "Ottawa   Gracefield   Limited
Partnership."

                                  ARTICLE III.
                  PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE

     Section 3.1 Principal Executive Office.

     The principal executive office of the Partnership is located at 6735 Vistagreen Way, Suite 310, Rockford, Illinois 61107, or at such other place or places within the State as the General Partner may hereafter designate.

     Section 3.2 Agent for Service of Process.

     The name of the agent for service of process on the  Partnership is Michael
K. Moore, whose address is 6735 Vistagreen Way, Suite 310, Rockford, Illinois 61107.

                                   ARTICLE IV.
                                    PURPOSE

     Section 4.1 Purpose of the Partnership.

     The purpose of the Partnership is to acquire, construct, own and operate the Apartment Housing in order to provide, in part, Tax Credits to the Partners in accordance with the provisions of the Code and the Treasury Regulations applicable to LIHTC and to sell the Apartment Housing. The Partnership shall not engage in any business or activity which is not incident to the attainment of such purpose.

     Section 4.2 Authority of the Partnership.

     In order to carry out its purpose, the Partnership is empowered and authorized to do any and all acts and things necessary, appropriate, proper, advisable or incidental to the furtherance and accomplishment of its purpose, and for protection and benefit of the Partnership, including but not limited to the following:

     (a) acquire ownership of the real property referred to in Exhibit "A" attached hereto;

     (b) construct, renovate, rehabilitate, own, maintain and operate the Apartment Housing in accordance with the Project Documents;

     (c) provide housing to Qualified Tenants, subject to the Minimum Set-Aside Test and the Rent Restriction Test and consistent with the requirements of the Project Documents so long as any Project Documents remain in force;

     (d)  maintain  and  operate the  Apartment  Housing,  including  hiring the

Management Agent (which Management Agent may be any of the Partners or an Affiliate thereof) and entering into any agreement for the management of the Apartment Housing during its rent-up and after its rent-up period in accordance with this Agreement;

     (e) enter into the Second Loan and Mortgage;

     (f) rent dwelling units in the Apartment Housing from time to time, in accordance with the provisions of the Code applicable to LIHTC; and

     (g) do any and all other acts and things necessary or proper in accordance with this Agreement.

                                   ARTICLE V.
                                      TERM

     The Partnership term commenced upon the filing of the Certificate of Limited Partnership in the office of, and on the form prescribed by, the Secretary of State of Illinois, and shall continue until December 31, 2065 unless terminated earlier in accordance with the provisions of this Agreement or as otherwise provided by law.

                                  ARTICLE VI.
                    GENERAL PARTNER'S CONTRIBUTIONS AND LOANS

     Section 6.1 Capital Contribution of General Partner.

     The General Partner has made a Capital Contribution of $100.00.

     Section 6.2 Rehabilitation Obligations.

     The General Partner hereby guarantees lien free Completion of Rehabilitation of the Apartment Housing on or before June 1, 2005 ("Completion Date"). The General Partner further guarantees that the development of the Apartment Housing and Improvements will not exceed a total development cost of $1,586,006 ("Development Budget"), which includes all hard and soft costs incident to the acquisition, development and rehabilitation of the Apartment Housing in accordance with the Development Budget and the Project Documents. If the hard costs and soft costs of developing and constructing the Apartment Housing and Improvements exceed the Development Budget then the General Partner shall advance the money to the Partnership to pay the additional costs. Notwithstanding the foregoing, at any time during rehabilitation and prior to Permanent Mortgage Commencement, if the Special Limited Partner, in good faith, determines that the actual rehabilitation and development costs exceed the costs (excluding the Development Fee) referenced in the Development, Construction and Operating Budget Agreement then the General Partner shall be responsible for and shall be obligated to advance and deposit into the Partnership's construction account, or similar disbursement agent's account, the difference thereof for payment to the Contractor or other vendors, suppliers, or subcontractors. Said advance shall be made and documented with an approved draw request within 30 days of receiving written notice from the Special Limited Partner. Any advances by the General Partner pursuant to this Section shall not be repayable, shall not change the Interest of any Partner in the Partnership and shall be considered a guaranteed payment to the Partnership for cost overruns.

     Section 6.3 Operating Obligations.

     From the date the first apartment unit in the Apartment Housing is available for its intended use until three consecutive months of Breakeven Operations, the General Partner will immediately provide to the Partnership the necessary funds to pay Operating Deficits, which funds shall not be repayable, shall not change the Interest of any Partner and shall be considered a guaranteed payment to the Partnership for cost overruns. For the balance of the Operating Deficit Guarantee Period the General Partner will immediately provide Operating Loans to pay any Operating Deficits. The aggregate maximum amount of the Operating Loan(s) the General Partner will be obligated to lend will be equal to one year's operating expenses (including debt and reserves) approved by the General Partner and the Special Limited Partner. Each Operating Loan shall be nonrecourse to the Partners, and shall be repayable out of 50% of the available Net Operating Income or Sale or Refinancing Proceeds in accordance with Article XI of this Agreement.

     Section 6.4 Other General Partner Loans.

     After expiration of the Operating Deficit Guarantee Period, with the Consent of the Special Limited Partner, the General Partner may loan to the Partnership any sums required by the Partnership and not otherwise reasonably available to it. Any such loan shall bear simple interest (not compounded) at the 10-year Treasury money market rate in effect as of the day of the General Partner loan, or, if lesser, the maximum legal rate. The maturity date and repayment schedule of any such loan shall be as agreed to by the General Partner and the Special Limited Partner. The terms of any such loan shall be evidenced by a written instrument. The General Partner shall not charge a prepayment penalty on any such loan. Any loan in contravention of this Section shall be deemed an invalid action taken by the General Partner and such advance will be classified as a General Partner Capital Contribution. Notwithstanding this provision, the General Partner remains obligated to the Partnership, the Limited Partner and the Special Limited Partner as required in accordance with the State limited partnership act, as amended from time to time.

                                  ARTICLE VII.
                    CAPITAL CONTRIBUTIONS OF LIMITED PARTNER
                           AND SPECIAL LIMITED PARTNER

     Section 7.1 Original Limited Partners.

     The Original Limited Partner made an aggregate Capital Contribution of $950.00. Effective as of the date of this Agreement, the Original Limited Partner's Interest has been liquidated, the Original Limited Partner hereby withdraws and the Partnership has reacquired the Original Limited Partners' Interest in the Partnership. The Original Limited Partners acknowledges that they has no further interest in the Partnership as a limited partner as of the date of this Agreement, and have released all claims, if any, against the Partnership arising out of their participation as a limited partner.

     Section 7.2 Capital Contribution of Limited Partner and Special Limited Partner.

     The Limited Partner and the Special Limited Partner shall make a Capital Contribution in the aggregate amount of $607,490, as may be adjusted in accordance with Section 7.4 of this Agreement, in cash on the dates and subject to the conditions hereinafter set forth.

     (a)  $400,964  (which  includes  the  Special  Limted   Partner's   Capital
Contribution of $150) shall be payable upon the Limited Partner's receipt and approval of the following documents:

     (1) a legal opinion in a form substantially similar to the form of opinion attached hereto as Exhibit "B" and incorporated herein by this reference;

     (2) a fully executed Certification and Agreement in the form attached hereto as Exhibit "C" and incorporated herein by this reference;

     (3) a copy of the Title Policy;

     (4) Insurance required during rehabilitation;

     (5) a copy of the executed grant deed (warranty deed or trustee deed);

     (6) fully executed loan commitments in connection with the Mortgage Loan and Second Loan;

     (7) payment of $13,500 for costs and expenses incurred in connection with the Limited Partner's or its Affiliate's underwriting of the Apartment Housing and Improvements; and

     (b) $176,154 shall be payable upon the Limited Partner's receipt and approval of the following documents:

     (1) endorsement to the Title Policy dated no more than ten days prior to the scheduled Capital Contribution and confirming that there are no liens, claims or rights to a lien or judgments filed against the property or the Apartment Housing during the time period since the issuance of the Title Policy referenced above in Section 7.2(a);

     (2) a valid carryover allocation issued by the State Tax Credit Agency, if available, and all documents and workpapers supporting the 10% carryover determination; and

     (3) Completion of Rehabilitation and a completion certification in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, indicating that the Improvements have been completed in accordance with the Project Documents;

     (4) a rehabilitation closeout binder, which shall include, but is not limited to, as-built drawings, all operating manuals, and all manufacturers' warranty agreements. In addition, the Contractor shall provide the Partnership a one-year warranty on all parts, materials and work-quality;

     (5) a letter from the Contractor in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contract;

     (6) a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the apartment units in the Apartment Housing that required a building permit to perform work under the Construction Contract;

     (7) insurance required during operations;

     (8) any documents previously not provided to the Limited Partner but required pursuant to this Section 7.2 or Sections 14.3(a) and (b).

     (c) $20,372 shall be payable upon the Limited Partner's receipt and approval of the following documents:

     (1) a valid carryover allocation issued by the State Tax Credit Agency if not previously provided; and

     (2) the current rent roll evidencing a minimum 90% occupancy by Qualified Tenants for 90 consecutive days immediately prior to funding;

     (3) Mortgage Loan documents signed and the Mortgage funded;

     (4) Second Loan documents signed and the Second Loan funded;

     (5) a copy of the declaration of restrictive covenants/extended use agreement entered into between the Partnership and the State Tax Credit Agency;

     (6) as as-built survey adhering to the requirements referenced in Exhibit I attached hereto and incorporated herein and a surveyor's certification as referenced in Exhibit I;

     (7) tenant income verification data sufficient to establish that 100% of the Low-Income Units qualify under Section 42 of the Code;

     (8) copies of the executed lease agreement with the tenants;

     (9) a rehabilitation cost certification (which includes an itemized cost breakdown and sufficient information to determine compliance with applicable Internal Revenue Service and Treasury Department guidance);

     (10) copies of all initial tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific) collected by the Management Agent, or General Partner, verifying each tenant's eligibility pursuant to the Minimum Set-Aside Test; and

     (11) endorsement to the Title Policy dated no more than ten days prior to the scheduled Capital Contribution and confirming that there are no liens, claims or rights to a lien or judgments filed against the property or the Apartment Housing during the time period since the issuance of the Title Policy referenced above in Section 7.2(a);

     (12) Debt Service Coverage of 1.10 for 90 consecutive days immediately prior to funding;

     (13)  the   Accountant's   final  Tax  Credit   certification   in  a  form
substantially   similar  to  the  form  attached   hereto  as  Exhibit  "E"  and
incorporated herein by this reference;

     (14) a fully signed Internal Revenue Code Form 8609, or any successor form;

     (15) the first year tax return in which Tax Credits are taken by the Partnership, unless the Tax Credits are deferred until the following year and such deferral has been approved by the Special Limited Partner;

     (16) the audited Partnership financial statements required by Section 14.3 for the year the Apartment Housing is placed-in-service;

     (17) the Special Limited Partner's approval of the initial tenant file; and

     (18) any documents previously not provided to the Limited Partner but required pursuant to this Section 7.2 or Sections 14.3(a) and (b).

     (d) $10,000 shall be payable upon the Special Limited Partner's approval of the initial tenant files and any documents previously not provided to the Limited Partner but required pursuant to this Section 7.2 and Sections 14.3(a) and (b). The initial tenant files will be reviewed at the Limited Partner's expense by an independent third-party. In the event that the independent third-party and the Special Limited Partner recommend corrections to an initial tenant file, the General Partner will cause the Management Agent to correct the tenant file and provide the corrected tenant file to the Limited Partner.

     Section 7.3 Repurchase of Limited Partner's Interest.

     Within 60 days after the General Partner receives written demand from the Limited Partner and/or the Special Limited Partner, the Partnership shall repurchase the Limited Partner's Interest and/or the Special Limited Partner's Interest in the Partnership by refunding to it in cash the full amount of the Capital Contribution which the Limited Partner and/or the Special Limited Partner has theretofore made in the event that, for any reason, the Partnership shall fail to:

     (a) cause the Apartment Housing to be placed in service by December 31, 2005;

     (b) achieve 100% occupancy of the Apartment Housing by Qualified Tenants by June 1, 2005;

     (c) achieve Permanent Mortgage Commencement by September 1, 2005;

     (d) at any time before the Completion Date, prevent a foreclosure, or abandonment of the Apartment Housing or fail to lift any order restricting rehabilitation of the Apartment Housing;

     (e) intentionally omitted;

     (f) replace a withdrawn Mortgage Loan or Second Loan commitment with a comparable commitment acceptable to the Special Limited Partner within a reasonable period of time;

     (g) meet both the Minimum Set-Aside Test and the Rent Restriction Test not later than December 31 of the first year the Partnership elects the LIHTC to commence in accordance with the Code; or

     (h) obtain a carryover allocation, within the meaning of Section 42 of the Code, from the State Tax Credit Agency, on or before the due date.

     If the Special Limited Partner elects to have the General Partner repurchase such Interests then the repurchase shall occur within 30 days after the General Partner receives written demand from the Special Limited Partner.

     Section 7.4 Adjustment of Capital Contributions.

     (a) The amounts of the Limited Partner's and the Special Limited Partner's Capital Contributions were determined in part upon the amount of Tax Credits that were expected to be available to the Partnership, and was based on the assumption that the Partnership would be eligible to claim, in the aggregate, the Projected Tax Credits. If the anticipated amount of Projected Tax Credits to be allocated to the Limited Partner and Special Limited Partner as evidenced by IRS Form 8609, Schedule A thereto, provided to the Limited Partner and Special Limited Partner is less than 99.99% of $843,820 (the new Projected Tax Credit amount, if applicable, shall be referred to as the "Revised Projected Tax Credits") then the Limited Partner's and Special Limited Partner's Capital Contribution provided for in Section 7.2 and Section 7.5 respectively shall be adjusted by the amount which will make the total Capital Contribution to be paid by the Limited Partner and Special Limited Partner to the Partnership equal to 72% of the Revised Projected Tax Credits so anticipated to be allocated to the Limited Partner and Special Limited Partner. If any Capital Contribution adjustment referenced in this Section 7.4(a) is a reduction which is greater than the remaining Capital Contribution to be paid by the Partner whose Capital Contribution is being adjusted, then the General Partner shall have ninety days from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner to pay the shortfall to the Partner whose Capital Contribution is being adjusted. The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required by this Section shall be disbursed to the Limited Partner as a return of capital. If the Capital Contribution adjustment referenced in this Section 7.4(a) is an increase then the Partner whose Capital Contribution is being adjusted shall have ninety days from the date the Limited Partner and Special Limited Partner have received notice from the General Partner to pay the increase.

     (b) The General Partner is required to use its best efforts to rent 100% of the Apartment Housing's units (with the exception of the manager's unit) to tenants who meet the Minimum Set-Aside Test throughout the Compliance Period. If, at the end of any calendar year during the first five calendar years following the year in which the Apartment Housing is placed in service, the Actual Tax Credit for any fiscal year or portion thereof is or will be less than the Projected Annual Tax Credit, or the Projected Annual Tax Credit as modified by Section 7.4(a) of this Agreement if applicable (the "Annual Credit Shortfall"), then the next Capital Contribution owed by the Limited Partner shall be reduced by the Annual Credit Shortfall amount, and any portion of such Annual Credit Shortfall in excess of such Capital Contribution shall be applied to reduce succeeding Capital Contributions of the Limited Partner. If the Annual Credit Shortfall is greater than the Limited Partner's remaining Capital Contributions, then the General Partner shall pay to the Limited Partner the excess of the Annual Credit Shortfall over the remaining Capital Contributions. The General Partner shall have sixty days to pay the Annual Credit Shortfall from the date the General Partner receives notice from the Special Limited
Partner. The provisions of this Section 7.4(b) shall apply equally to the Special Limited Partner in proportion to its Capital Contribution and anticipated annual Tax Credit. The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required by this Section shall be disbursed to the Limited Partner as a return of capital.

     (c) In the event that, for any reason, at any time after the Apartment Housing is placed in service, there is an Annual Credit Shortfall, then there shall be a reduction in the General Partner's share of Net Operating Income in an amount equal to the Annual Credit Shortfall and said amount shall be paid to the Limited Partner. In the event there are not sufficient funds to pay the full Annual Credit Shortfall to the Limited Partner at the time of the next Distribution of Net Operating Income, then the unpaid Annual Credit Shortfall shall be repaid in the next year in which sufficient monies are available from the General Partner's share of Net Operating Income. In the event a Sale or Refinancing of the Apartment Housing occurs prior to repayment in full of the Annual Credit Shortfall then the excess will be paid in accordance with Section 11.2(b). The provisions of this Section 7.4(b) shall apply equally to the Special Limited Partner in proportion to its Capital Contribution and anticipated annual Tax Credit.

     (d) The General Partner has represented, in part, that the Limited Partner will receive Projected Annual Tax Credits of $66,789 for 2005 and $84,365 for 2006. In the event the 2005 or 2006 Actual Tax Credits are less than projected then the Limited Partner's Capital Contribution shall be reduced by an amount equal to 72% times the difference between the Projected Annual Tax Credits for 2005 or 2006 and the Actual Tax Credits for 2005 or 2006, provided that the Projected Annual Tax Credits for 2006 are subject to adjustment pursuant to
Section 7.4(a) without any reduction in Capital Contribution under this section. If the 2005 or 2006 Actual Tax Credits are less than projected, then the Special

Limited Partner's Capital Contribution shall be reduced following the same equation referenced in the preceding sentence. If, at the time of determination thereof, the Capital Contribution adjustment referenced in this Section 7.4(d) is greater than the balance of the Limited Partner's or Special Limited Partner's Capital Contribution payment which is then due, if any, then the excess amount shall be paid by the General Partner to the Limited Partner and/or the Special Limited Partner within sixty days of the General Partner receiving notice of the reduction from the Limited Partner and/or the Special Limited Partner. The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required by this Section shall be disbursed to the Limited Partner as a return of capital.

     (e) The Partners recognize and acknowledge that the Limited Partner and the Special Limited Partner are making their Capital Contribution, in part, on the expectation that the Projected Tax Credits are allocated to the Partners over the Tax Credit Period. If the Projected Tax Credits are not allocated to the Partners during the Tax Credit Period then the Limited Partner's and Special Limited Partner's Capital Contribution shall be reduced by an amount agreed upon by the Partners, in good faith, to provide the Limited Partner and the Special Limited Partner with their anticipated internal rate of return.

     (f) In the event there is: (1) a filing of a tax return by the Partnership evidencing a reduction in the qualified basis or eligible basis of the Apartment Housing causing a recapture of Tax Credits previously allocated to the Limited Partner, an adjustment to Schedule K-1 resulting from a loss of Tax Credits, or a loss of future Tax Credits; (2) a filing of a tax return by the Partnership evidencing a disposition of the Apartment Housing prior to the expiration of the Compliance Period causing a recapture of Tax Credits previously allocated to the Limited Partner, or an adjustment to Schedule K-1 resulting from a loss of Tax Credits, or a loss of future Tax Credits; (3) a reduction in the qualified basis or eligible basis of the Apartment Housing for income tax purposes following an examination or review by the Internal Revenue Service ("IRS") resulting in a recapture or reduction of Tax Credits previously claimed or an adjustment to Schedule K-1 resulting from a loss of Tax Credits; (4) a decision by any court or administrative body upholding an assessment of deficiency against the Partnership with respect to any Tax Credit previously claimed, in connection with the Apartment Housing, unless the Partnership shall timely appeal such decision and the collection of such assessment shall be stayed pending the disposition of such appeal; or (5) a decision of a court affirming such decision upon such appeal then; in addition to any other payments to which the Limited Partner and/or the Special Limited Partner are entitled under the terms of this
Section 7.4, the General Partner shall pay to the Limited Partner and the Special Limited Partner within 60 days of receiving notice from the Limited Partner and/or the Special Limited Partner the sum of (A) the amount of the Tax Credit recapture, (B) any interest and penalties imposed on the Limited Partner or Special Limited Partner with respect to such recapture; (C) an amount equal to the product of the Tax Credit pricing percentage referenced in Section 7.4(a) and future Tax Credits unable to be taken due to one of the above actions; and
(D) an amount sufficient to pay any tax liability owed by the Limited Partner or Special Limited Partner resulting from the receipt of the amounts specified in
(A) and (B), provided that the General Partner shall have no liability under this Section if the recapture or reduction of Tax Credits results from a legislative amendment to the Code following the date of this Agreement. The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required by this Section shall be disbursed to the Limited Partner as a return of Capital.

     (g) The increase in the Capital Contribution of the Limited Partner and the Special Limited Partner pursuant to Section 7.4(a) shall be subject to the Limited Partner and Special Limited Partner having funds available to pay any such increase at the time of its notification of such increase. For these purposes, any funds theretofore previously earmarked by the Limited Partner or Special Limited Partner to make other investments, or to be held as required reserves, shall not be considered available for payment hereunder.

     Section 7.5 Return of Capital Contribution.

     From time to time the Partnership may have cash in excess of the amount required for the conduct of the affairs of the Partnership, and the General Partner may, with the Consent of the Special Limited Partner, determine that such cash should, in whole or in part, be returned to the Partners, pro rata, in reduction of their Capital Contribution. No such return shall be made unless all liabilities of the Partnership (except those to Partners on account of amounts credited to them pursuant to this Agreement) have been paid or there remain assets of the Partnership sufficient, in the sole discretion of the General Partner, to pay such liabilities.

     Section 7.6 Liability of Limited Partner and Special Limited Partner.

     The Limited Partner and Special Limited Partner shall not be liable for any of the debts, liabilities, contracts or other obligations of the Partnership. The Limited Partner and Special Limited Partner shall be liable only to make Capital Contributions in the amounts and on the dates specified in this Agreement and, except as otherwise expressly required hereunder, shall not be required to lend any funds to the Partnership or, after their respective Capital Contributions have been paid, to make any further Capital Contribution to the Partnership.

                                 ARTICLE VIII.
                          WORKING CAPITAL AND RESERVES

     Section 8.1 Operating and Maintenance Account.

     The General Partner, on behalf of the Partnership, shall establish an operating and maintenance account and shall deposit thereinto an amount required by RD, to be used for initial operating capital as permitted or required by applicable RD regulations. To the extent the funds are not used, said amount shall be allocated and disbursed to the General Partner, without interest, as shall be authorized in accordance with applicable RD regulations.

     Section 8.2 Intentionally Omitted.

     Section 8.3 Reserve for Replacements.

     The Partnership shall fund, establish and maintain a reserve account in an amount required by the RD Loan Agreement which funds shall be used in accordance with RD Regulation 7 CFR Part 1930-C or any successor thereof, as evidenced by the RD Loan Agreement.

     Section 8.4 Tax and Insurance Account.

     The General Partner, on behalf of the Partnership, shall establish a tax and insurance account ("T & I Account") for the purpose of making the requisite Insurance premium payments and the real estate tax payments. The annual deposit to the T & I Account shall equal the total annual Insurance payment and the total annual real estate tax payment. Said amount shall be deposited monthly in equal installments. Withdrawals from such account shall be made only for its intended purpose. Any balance remaining in the account at the time of a sale of the Apartment Housing shall be allocated and distributed equally between the General Partner and the Limited Partner.

     Section 8.5 Other Reserves.

     The General Partner, on behalf of the Partnership, may also establish out of funds available to the Partnership a reserve account sufficient in its sole discretion to pay any unforeseen contingencies which might arise in connection with the furtherance of the Partnership business including, but not limited to,
(a) any rent subsidy required to maintain rent levels in compliance with the Tax Credit Conditions and applicable RD regulations; and (b) any debt service or other payments for which other funds are not provided for hereunder or otherwise expected to be available to the Partnership. The General Partner shall not be liable for any good-faith estimate which it shall make in connection with establishing or maintaining any such reserves nor shall the General Partner be required to establish or maintain any such reserves if, in its sole discretion, such reserves do not appear to be necessary.

                                  ARTICLE IX.
                             MANAGEMENT AND CONTROL

     Section 9.1 Power and Authority of General Partner.

     Subject to the Consent of the Special Limited Partner or the consent of the Limited Partner where required by this Agreement, and subject to the other limitations and restrictions included in this Agreement, the General Partner shall have complete and exclusive control over the management of the Partnership business and affairs, and shall have the right, power and authority, on behalf of the Partnership, and in its name, to exercise all of the rights, powers and authority of a partner of a partnership without limited partners. If there is more than one General Partner, all acts, decisions or consents of the General Partners shall require the concurrence of all of the General Partners. No actions taken without the authorization of all the General Partners shall be deemed valid actions taken by the General Partners pursuant to this Agreement. No Limited Partner or Special Limited Partner (except one who may also be a General Partner, and then only in its capacity as General Partner within the scope of its authority hereunder) shall have any right to be active in the management of the Partnership's business or investments or to exercise any control thereover, nor have the right to bind the Partnership in any contract, agreement, promise or undertaking, or to act in any way whatsoever with respect to the control or conduct of the business of the Partnership, except as otherwise specifically provided in this Agreement.

     Section 9.2 Payments to the General Partners and Others.

     (a) The Partnership shall pay to the Developer a Development Fee in the amount of $161,040 in accordance with the Development Fee Agreement entered into by and between the Developer and the Partnership on even date hereof. The Development Fee Agreement provides, in part, that the Development Fee shall first be paid from available proceeds in accordance with Section 9.2(b) of this Agreement and if not paid in full then the balance of the Development Fee will be paid in accordance with Section 11.1 of this Agreement.

     (b) The Partnership shall utilize the proceeds from the Capital Contributions paid pursuant to Section 7.2 and Section 7.5 of this Agreement for development costs including, but not limited to, land costs, Land Acquisition Fee, architectural fees, survey and engineering costs, financing costs, loan fees, Syndication Fee, building materials and labor. If any Capital Contribution proceeds are remaining after Completion of Rehabilitation and all acquisition, development and rehabilitation costs, excluding the Development Fee, are paid in full, then the remainder shall: first be paid to the Developer in payment of the Development Fee; second be paid to the General Partner as a reduction of the General Partner's Capital Contribution; and any remaining Capital Contribution proceeds shall be paid to the General Partner as a Partnership oversight fee.

     (c) The Partnership shall pay to the Management Agent a property management fee for the leasing and management of the Apartment Housing in an amount in accordance with the Management Agreement. The management fee shall be at or below the maximum approved by the government agency with oversight of approving management fees. The term of the Management Contract shall be three years and the General Partner may continue to renew the Management Contract for three year terms so long as the property doesn't have Cash Expenses greater then Cash Receipts for any fiscal year or it it does, so long as the General Partner advances sufficient funds to balance Cash Expenses and Cash Receipts. If the Management Agent is an Affiliate of the General Partner then commencing with the termination of the Operating Deficit Guarantee Period, in any year in which the Apartment Housing has an Operating Deficit, 40% of the management fee will be deferred ("Deferred Management Fee"). Deferred Management Fees, if any, shall be paid to the Management Agent in accordance with Section 11.1 of this Agreement.

     (1) The General Partner shall, upon receiving any request of the Mortgage lender requesting such action, dismiss the Management Agent as the entity responsible for management of the Apartment Housing under the terms of the Management Agreement; or, the General Partner shall dismiss the Management Agent at the request of the Special Limited Partner.

     (2) The appointment of any successor Management Agent is subject to the Consent of the Special Limited Partner, which may only be sought after the General Partner has provided the Special Limited Partner with accurate and complete disclosure respecting the proposed Management Agent.

     (3) Notwithstanding anything to the contrary, the Special Limited Partner shall not appoint a Management Agent that is (or that was previously) affiliated with itself without the consent of the General Partner.

     (d) The Partnership shall pay to the Limited Partner an annual Asset Management Fee commencing in 2005 equal to the greater of 10% of Net Operating Income or $1,000 for services in assisting with the preparation of tax returns and the reports required in Sections 14.2 and 14.3 of this Agreement. The annual Asset Management Fee shall be payable in monthly equal installments if such monthly payments are permitted by the lenders.

     (e) The Partnership shall pay to the General Partner through the Compliance Period an annual Incentive Management Fee equal to 35% of Net Operating Income commencing in 2005 for overseeing the marketing, lease-up and continued occupancy of the Partnership's apartment units, obtaining and monitoring the Mortgage Loan, maintaining the books and records of the Partnership, selecting and supervising the Partnership's Accountants, bookkeepers and other Persons required to prepare and audit the Partnership's financial statements and tax returns, and preparing and disseminating reports on the status of the Apartment Housing and the Partnership, all as required by Article XIV of this Agreement. The Partners acknowledge that the Incentive Management Fee is being paid as an inducement to the General Partner to operate the Partnership efficiently, to maximize occupancy and to increase the Net Operating Income. The Incentive Management Fee shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1 of this Agreement upon completion and delivery of the annual audit pursuant to Section 14.2(a) of this Agreement.

     (f) The Partnership shall pay to the General Partner through the Compliance Period an annual Tax Credit Compliance Fee equal to 35% of Net Operating Income commencing in 2005 for the services of the General Partner in ensuring compliance by the Partnership and the Apartment Housing with all Tax Credit rules and regulations. The Tax Credit Compliance Fee shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1 of this Agreement upon completion and delivery of the annual audit pursuant to Section 14.2(a) of this Agreement.

     Section 9.3 Specific Powers of the General Partner.

     Subject to the other provisions of this Agreement, the General Partner, in the Partnership's name and on its behalf, may:

     (a) employ, contract and otherwise deal with, from time to time, Persons whose services are necessary or appropriate in connection with management and operation of the Partnership business, including, without limitation, contractors, agents, brokers, Accountants and Management Agents (provided that the selection of any Accountant or Management Agent has received the Consent of the Special Limited Partner) and attorneys, on such terms as the General Partner shall determine within the scope of this Agreement;

     (b) pay as a Partnership expense any and all costs and expenses associated with the formation, development, organization and operation of the Partnership, including the expense of annual audits, tax returns and LIHTC compliance;
subject to the General Partner's obligations pursuant to Section 6.3 of this Agreement;

     (c) deposit, withdraw, invest, pay, retain and distribute the Partnership's funds in a manner consistent with the provisions of this Agreement;

     (d) execute the Second Loan and the Mortgage; and

     (e) execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing.

     Section 9.4 Authority Requirements.

     During the Compliance Period, the following provisions shall apply.

     (a) Each of the provisions of this Agreement shall be subject to, and the General Partner covenants to act in accordance with, the Tax Credit Conditions and all applicable federal, state and local laws and regulations.

     (b) The Tax Credit Conditions and all such laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successor and assigns, and they shall control as to any terms in this Agreement which are inconsistent therewith, and any such inconsistent terms of this Agreement shall be unenforceable by or against any of the Partners.

     (c) Upon any dissolution of the Partnership or any transfer of the Apartment Housing, no title or right to the possession and control of the Apartment Housing and no right to collect rent therefrom shall pass to any Person who is not, or does not become, bound by the Tax Credit Conditions in a manner that, in the opinion of counsel to the Partnership, would avoid a recapture of Tax Credits thereof on the part of the former owners.

     (d) Any conveyance or transfer of title to all or any portion of the Apartment Housing required or permitted under this Agreement shall in all respects be subject to the Tax Credit Conditions and all conditions, approvals or other requirements of the rules and regulations of any authority applicable thereto.

     Section 9.5 Limitations on General Partner's Power and Authority.

     Notwithstanding the provisions of this Article IX, the General Partner shall not:

     (a) except as required by Section 9.4, act in contravention of this Agreement;

     (b) act in any manner which would make it impossible to carry on the ordinary business of the Partnership;

     (c) confess a judgment against the Partnership;

     (d) possess Partnership property, or assign the Partner's right in specific Partnership property, for other than the exclusive benefit of the Partnership;

     (e) admit a Person as a General Partner except as provided in this Agreement;

     (f) admit a Person as a Limited Partner or Special Limited Partner except as provided in this Agreement;

     (g) violate any provision of the Mortgage;

     (h) cause the Apartment Housing units (other than the manager's unit) to be rented to anyone other than Qualified Tenants;

     (i) violate the Minimum Set-Aside Test or the Rent Restriction Test for the Apartment Housing;

     (j) allow the Insurance to expire;

     (k) permit the Apartment Housing to be without utility service;

     (l) cause any recapture of the Tax Credits;

     (m) permit any creditor who makes a nonrecourse loan to the Partnership to have, or to acquire at any time as a result of making such loan, any direct or indirect interest in the profits, income, capital or other property of the Partnership, other than as a secured creditor;

     (n) commingle funds of the Partnership with the funds of another Person;

     (o) fail to cause the Partnership to make a Mortgage or Second Loan payment if the Partnership fails to pay the same when due, subject to available funds, including funds provided under Section 6.3 or Section 6.4;

     (p) fail to cause the Accountant to issue the reports specified in Sections 14.2(a) and (b) of this Agreement;

     (q) allow real estate taxes on the Apartment Housing to be upaid if the Partnership fails to pay the same when due;

     (r) pay any real estate commission for the sale or refinancing of the Apartment Housing except for as otherwise provided for in this agreement; or

     (s) take any action which requires the Consent of the Special Limited Partner or the consent of the Limited Partner unless the General Partner has received said Consent.

     Section 9.6 Restrictions on Authority of General Partner.

     Without the Consent of the Special Limited Partner the General Partner shall not:

     (a) sell, exchange, lease (except in the normal course of business to Qualified Tenants and as provided in leases entered into prior to the date hereof), modify the terms of any lease (whether existing as of the date hereof or entered into after the date hereof), or otherwise dispose of the Apartment Housing;

     (b) incur indebtedness in the name of the Partnership other than the Second Loan and Mortgage;

     (c) use Partnership assets, property or Improvements to secure the debt of any Partners, their Affiliates, or any third party;

     (d) engage in any transaction not expressly contemplated by this Agreement in which the General Partner has an actual or potential conflict of interest with the Limited Partner or the Special Limited Partner;

     (e) contract away the fiduciary duty owed to the Limited Partner and the Special Limited Partner at common law;

     (f) take any action which would cause the Apartment Housing to fail to qualify, or which would cause a termination or discontinuance of the qualification of the Apartment Housing, as a "qualified low income housing project" under Section 42(g)(1) of the Code, as amended, or any successor thereto, or which would cause the Limited Partner to fail to obtain the Projected Tax Credits or which would cause the recapture of any LIHTC;

     (g) make any expenditure of funds, or commit to make any such expenditure, other than in response to an emergency, except as provided for in the annual budget approved by the Special Limited Partner, as provided in Section 14.3(i) hereof;

     (h) cause the merger or other reorganization of the Partnership;

     (i) dissolve the Partnership;

     (j) acquire any real or personal property (tangible or intangible) in addition to the Apartment Housing the aggregate value of which shall exceed $10,000 (other than easement or similar rights necessary or appropriate for the operation of the Apartment Housing);

     (k) become personally liable on or in respect of, or guarantee, the Mortgage, the Second Loan or any other indebtedness of the Partnership;

     (l) pay any salary, fees or other compensation to a General Partner or any Affiliate thereof, except as authorized by Section 9.2 and Section 9.9 hereof, for employees of the Management Agent which are part of the approved Operating Budget, or specifically provided for in this Agreement;

     (m) substitiute the Accountant, Construction Inspector, Contractor or Management Agent, as named herein, or terminate, amend or modify the
Construction Contract or any other Project Document, or grant any material waiver or consent thereunder;

     (n) cause the Partnership to redeem or repurchase all or any portion of the Interest of a Partner;

     (o) cause the Partnership to convert the Apartment Housing to cooperative or condominium ownership;

     (p) cause or permit the Partnership to make loans to the General Partner or any Affiliate;

     (q) bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Partnership, provided that Consent shall not be required if such claim or demand relates to a tenant dispute concerning a monetary amount less than $3,000;

     (r) agree or consent to any changes in the Plans and Specifications, to any change orders, or to any of the terms and provisions of the Construction Contract provided that Consent shall not be required for a change to a single line item in the Construction Contract of less than $1,500, provided further that such changes shall not exceed an aggregate of $15,000, or if such change does not reduce the scope of work or the total price contained in the Construction Contract;

     (s) cause any funds to be paid to the General Partner or its Affiliates for laundry service, cable hook-up, telephone connection, computer access, satellite connection, compliance monitoring, initial rental set-up fee or similar service or fee;

     (t) on behalf of the Partnership, file or cause to be filed a voluntary petition in bankruptcy under the Federal Bankruptcy Code, or file or cause to be filed a petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or rule;

     (u) directly or indirectly transfer control of the General Partner unless said control is transferred to an Affiliate of Star-Holdings of Illinois, L.L.C. and the replacement General Partner would not be in voliation of any other provisions of the Agreement; or

     (v) settle any audit with the Internal Revenue Service concerning the adjustment or readjustment of any Partnership tax item, extend any statute of limitations, or initiate or settle any judicial review or action concerning the amount or character of any Partnership tax item.

     Section 9.7 Duties of General Partner.

     The General Partner agrees that it shall at all times:

     (a) diligently and faithfully devote such of its time to the business of the Partnership as may be necessary to properly conduct the affairs of the Partnership;

     (b) file and publish all certificates, statements or other instruments required by law for the formation and operation of the Partnership as a limited partnership in all appropriate jurisdictions;

     (c) cause the Partnership to carry Insurance from an Insurance Company;

     (d) have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its immediate possession or control

     (e) have a fiduciary responsibility to not use or permit another to use Partnership funds or assets in any manner except for the benefit of the Partnership;

     (f) use its best efforts so that all requirements shall be met which are reasonably necessary to obtain or achieve (1) compliance with the Minimum Set-Aside Test, the Rent Restriction Test, and any other requirements necessary for the Apartment Housing to initially qualify, and to continue to qualify, for LIHTC; (2) issuance of all necessary certificates of occupancy, including all governmental approvals required to permit occupancy of all of the apartment units in the Apartment Housing; (3) compliance with all provisions of the Project Documents and (4) a reservation and allocation of LIHTC from the State Tax Credit Agency;

     (g) make inspections of the Apartment Housing and assure that the Apartment Housing is in decent, safe, sanitary and good condition, repair and working order, ordinary use and obsolescence excepted, and make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereof;

     (h) pay, before the same shall become delinquent and before penalties accrue thereon all Partnership taxes, assessments and other governmental charges against the Partnership or its properties, and all of its other liabilities, except to the extent and so long as the same are being contested in good faith by appropriate proceedings in such manners as not to cause any material adverse effect on the Partnership's property, financial condition or business operations, with adequate reserves provided for such payments;

     (i) pay, before the same become due or expire, the Insurance premium and utilities for the Apartment Housing;

     (j) permit, and cause the Management Agent to permit, the Special Limited Partner and its representatives: (1) to have access to the Apartment Housing and personnel employed by the Partnership and by the Management Agent at all times during normal business hours after reasonable notice; (2) to examine all agreements, LIHTC compliance data and Plans and Specifications; and (3) to make copies thereof;

     (k) exercise good faith in all activities relating to the conduct of the business of the Partnership, including the development, operation and maintenance of the Apartment Housing, and shall take no action with respect to the business and property of the Partnership which is not reasonably related to the achievement of the purpose of the Partnership;

     (l) make any Capital Contributions, advances or loans required to be made by the General Partner under the terms of this Agreement;

     (m) establish and maintain all reserves required to be established and maintained under the terms of this Agreement;

     (n) cause the Partnership to pay, before the same become due, the Mortgage payment, subject to available funds, including funds provided under Section 6.3 or Section 6.4;

     (o) pay, before the same become due, real estate taxes on the Apartment Housing;

     (p) cause the Management Agent to manage the Apartment Housing in such a manner that the Apartment Housing will be eligible to receive LIHTC with respect to 100% of the apartment units in the Apartment Housing (with the exception of the manager's unit). To that end, the General Partner agrees, without limitation: (1) to make all elections requested by the Special Limited Partner under Section 42 of the Code to allow the Partnership or its Partners to claim the Tax Credit; (2) to file Form 8609 with respect to the Apartment Housing as required, for at least the duration of the Compliance Period; (3) to operate the Apartment Housing and cause the Management Agent to manage the Apartment Housing so as to comply with the requirements of Section 42 of the Code, as amended, or any successor thereto, including, but not limited to, Section 42(g) and Section 42(i)(3) of the Code, as amended, or any successors thereto; (4) to make all certifications required by Section 42(l) of the Code, as amended, or any successor thereto; and (5) to operate the Apartment Housing and cause the Management Agent to manage the Apartment Housing so as to comply with all other Tax Credit Conditions;

     (q) cause the Accountant to issue the information required in accordance with Sections 14.2(a) and (b);

     (r) have the Architect of Record perform contract administrative services during the course of rehabilitation, including but not limited to a monthly review and certification of the Contractor's application for payment (form G702 and G703); to review and take action on requests for change orders; and oversee all changes in the contract documents, addenda, shop drawings and supplements;

     (s) perform such other acts as may be expressly required of it under the terms of this Agreement; and

     (t) maintain on its staff during rehabilitation and rent-up a trained and experienced project manager who is responsible for the development and rehabilitation of the Improvements, and responsible for achieving Completion of Rehabilitation. In lieu of this employee, or if the project manager position remains vacant for twenty-one days, the General Partner shall retain the services of a construction management firm, which firm shall be pre-approved by the Special Limited Partner.

     Section 9.8 Obligations to Repair and Rebuild Apartment Housing.

     With the approval of any lender, if such approval is required, any Insurance proceeds received by the Partnership due to fire or other casualty affecting the Apartment Housing will be utilized to repair and rebuild the Apartment Housing in satisfaction of the conditions contained in Section 42(j)(4) of the Code and to the extent required by any lender. Any such proceeds received in respect of such event occurring after the Compliance Period shall be so utilized or, if permitted by the Project Documents and with the Consent of the Special Limited Partner, shall be treated as Sale or Refinancing Proceeds.

     Section 9.9 Partnership Expenses.

     (a) All of the Partnership's expenses shall be billed directly to and paid by the Partnership to the extent practicable. Reimbursements to the General Partner, or any of its Affiliates, by the Partnership shall be allowed only from the Partnership's Cash Expenses. The General Partner shall not be reimbursed if the General Partner is obligated to pay the same as an Operating Deficit during the Operating Deficit Guarantee Period, or by operation of law in accordance with the State limited partnership act as amended, or subject to the limitations on the reimbursement of such expenses set forth herein in which case the General Partner shall be responsible for payment of the expense. For purposes of this Section, Cash Expenses shall include fees paid by the Partnership to the General Partner or any Affiliate of the General Partner permitted by this Agreement and the actual cost of goods, materials and administrative services used for or by the Partnership, whether incurred by the General Partner, an Affiliate of the General Partner or a nonaffiliated Person in performing the foregoing functions. As used in the preceding sentence, "actual cost of goods and materials" means the cost of the goods or services must be no greater and preferably less than the cost of the same goods or services from non-Affiliated vendors, contractors, or managers in the market area, and actual cost of administrative services means the pro rata cost of personnel (as if such persons were employees of the Partnership) associated therewith, but in no event to exceed the amount which would be charged by nonaffiliated Persons for comparable goods and services.

     (b) Reimbursement to the General Partner or any of its Affiliates of operating cash expenses pursuant to Subsection (a) hereof shall be subject to the following:

     (1) no such reimbursement shall be permitted for services for which the General Partner or any of its Affiliates is entitled to compensation by way of a separate fee except as otherwise provided for herein; and

     (2) no such reimbursement shall be made for (A) rent or depreciation, utilities, capital equipment or other such administrative items, and (B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any "controlling person" of the General Partner or any Affiliate of the General Partner. For the purposes of this Section 9.9(b)(2), "controlling person" includes, but is not limited to, any Person, however titled, who performs functions for the General Partner or any Affiliate of the General Partner similar to those of: (i) chairman or member of the board of directors; (ii) executive management, such as president, vice president or senior vice president, corporate secretary or treasurer; (iii) senior management, such as the vice president of an operating division who reports directly to executive management; or (iv) those holding 5% or more equity interest in such General Partner or any such Affiliate of the General Partner or a person having the power to direct or cause the direction of such General Partner or any such Affiliate of the General Partner, whether through the ownership of voting securities, by contract or otherwise.

     Section 9.10 General Partner Expenses.

     The General Partner shall pay all Partnership expenses which are not permitted to be reimbursed pursuant to Section 9.9 and all expenses which are unrelated to the business of the Partnership.

     Section 9.11 Other Business of Partners.

     Any Partner may engage independently or with others in other business ventures wholly unrelated to the Partnership business of every nature and description, including, without limitation, the acquisition, development,
rehabilitation,   operation  and   management   of  real  estate   projects  and
developments of every type on their own behalf or on behalf of other partnerships, joint ventures, corporations or other business ventures formed by them or in which they may have an interest, including, without limitation, business ventures similar to, related to or in direct or indirect competition with the Apartment Housing. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom. Conversely, no Person shall have any rights to Partnership assets, incomes or proceeds by virtue of such other ventures or activities of any Partner.

     Section 9.12 Covenants, Representations and Warranties.

     The General Partner covenants, represents and warrants that the following are presently true, will be true at the time of each Capital Contribution payment made by the Limited Partner and will be true during the term of this Agreement, to the extent then applicable.

     (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Special Limited Partner.

     (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the General Partner are in breach or violation of any provisions thereof.

     (c) Improvements will be completed in a timely and workerlike manner in accordance with all applicable requirements of all appropriate governmental entities and the Plans and Specifications of the Apartment Housing.

     (d) The Apartment Housing is being operated in accordance with standards and procedures that are prudent and customary for the operation of properties similar to the Apartment Housing.

     (e) Intentionally omitted.

     (f) No Partner has or will have any personal liability with respect to or has or will have personally guaranteed the payment of the Mortgage.

     (g) The Partnership is in compliance with all construction and use codes applicable to the Apartment Housing and is not in violation of any zoning, environmental or similar regulations applicable to the Apartment Housing.

     (h) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Apartment Housing at the time of first occupancy and throughout the term of the Partnership.

     (i) All roads necessary for the full utilization of the Improvements have either been completed or the necessary rights of way therefore have been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by said governmental authority.

     (j) The Partnership has Insurance written by an Insurance Company.

     (k) The Partnership will own the fee simple interest in the Apartment Housing as of the date hereof.

     (l) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

     (m) The General Partner will require the Accountant to depreciate Partnership items in accordance with Exhibit "G" attached hereto and incorporated herein by this reference and provide the information required by Sections 14.2(a) and (b) of this Agreement.

     (n) To the best of the General Partner's knowledge: (1) other than as disclosed in the Phase 1 Environmental Assessment Report prepared by EMG with regard to the Apartment Housing, dated July 16, 2004, no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Apartment Housing and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Apartment Housing. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Apartment Housing. The General Partner covenants that the Apartment Housing shall be kept free of Hazardous Substance and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Substance, except in connection with the normal maintenance and operation of any portion of the Apartment Housing. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Substance and shall keep, or cause to be kept, the Apartment Housing free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner must promptly notify the Limited Partner and the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Apartment Housing, any Improvements constructed on the Apartment Housing, or the soil, groundwater or soil vapor, (4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Apartment Housing.

     (o) The General Partner has not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of this Agreement.

     (p) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

     (q) No charges, liens or encumbrances exist with respect to the Apartment Housing other than those which are created or permitted by the Project Documents or Mortgage or Second Loan or are noted or excepted in the Title Policy.

     (r) The Partnership shall retain the Architect of Record and ensure that the Architect of Record's responsibilities include, but are not limited to, preparing and overseeing the construction close-out procedures upon completion; inspecting for and overseeing resolution of the Contractor's final punch list items; receiving and approving operation and maintenance manuals; collecting, reviewing, approving and forwarding to the Partnership all warranties, check key count and key schedules; and confirming turnover of spare parts and materials.

     (s) The buildings on the Apartment Housing site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance with the Code, the Apartment Housing will satisfy the Minimum Set-Aside Test.

     (t) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof required to be funded as of the date hereof, are currently funded to required levels, including levels required by any governmental or lending authority.

     (u) The General Partner has not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution, or Operating Deficit Loan, if applicable, and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof.

     (v) No event has occurred which constitutes a default under any of the Project Documents.

     (w) No event has occurred which has caused, and the General Partner has not acted in any manner which will cause (1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

     (x) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Apartment Housing, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Apartment Housing;
(2) materially or adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Apartment Housing; or (3) prevented the Completion of Rehabilitation in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Partnership against loss; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the General Partner, Affiliates of the General Partner or the Apartment Housing only insofar as they or any of them are part of the general public.

     (y) Neither the Partnership nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

     (z) Upon the execution hereof, the General Partner will cause construction of the Improvements to commence and thereafter will cause the Contractor to diligently proceed with construction of the Improvements according to the Plans and Specifications so that the Improvements can be completed by the Completion Date.

     (aa) During the Operating Deficit Guarantee Period, the Partnership will maintain a Debt Service Coverage of not less than 1.10 and will close on a permanent loan or refinance a Mortgage loan if the Debt Service Coverage would fall below 1.10.

     (bb) The General Partner will ensure that the Architect of Record will have a policy of professional liability insurance in an amount not less than $500,000, which policy should remain in force for a period of at least two years after the closing and funding of the Mortgage.

     (cc) The General Partner and the Guarantor have and shall maintain an aggregate net worth equal to at least $1,000,000 computed in accordance with generally accepted accounting principles.

     (dd) The Partnership is in compliance with and will maintain compliance with the requirements of the federal Fair Housing Act of 1968 (42 U.S.C. 3600 et seq.) as amended, with respect to the Apartment Housing.

     (ee) (1) The Apartment Housing was acquired by purchase (as defined in Code
Section 179(d)(2); (2) a period of at least 10 years has elapsed between the date on which the Partnership acquired the Apartment Housing and the date the Apartment Housing was last placed in service; and (3) the Apartment Housing was not previously placed in service by the Partnership, the General Partner, or any other person who was a related person (as defined in Code Section
42(d)(2)(D)(iii)(II)) with respect to the Partnership as of the time the Apartment Housing was previously placed in service.

     (ff) Intentionally Omitted.

     (gg)Neither the General Partner nor its Affiliates will take any action or agree to any terms or conditions that are contrary to, or in disagreement with, the tax credit application used to secure the LIHTC, or the land use restriction agreement required to be recorded against the Apartment Housing.

     The General Partner shall be liable to the Limited Partner for any costs, damages, loss of profits, diminution in the value of its investment in the Partnership, or other losses, of every nature and kind whatsoever, direct or indirect, realized or incurred by the Limited Partner as a result of any material breach of the representations and warranties set forth in this Section 9.12.

                                   ARTICLE X.
                    ALLOCATIONS OF INCOME, LOSSES AND CREDITS

     Section 10.1 General.

     All items includible in the calculation of Income or Loss not arising from a Sale or Refinancing, and all Tax Credits, shall be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner, provided that all of the Partnership's taxable income for 2004 shall be allocated to the General Partner. In allocating Tax Credits, the special allocation provisions of Section 10.3 shall not be taken into account.

     Section 10.2 Allocations From Sale or Refinancing.

     All Income and Losses arising from a Sale or Refinancing shall be allocated between the Partners as follows:

     (a) As to Income:

     (1) first, an amount of Income equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of other Income and Losses pursuant to this Article X up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances; and

     (2) the balance, if any, of such Income shall be allocated to the Partners in the proportion necessary so that the Partners will receive the amount to which they are entitled pursuant to Section 11.2 hereof.

     (b) Losses shall be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

     (c) Notwithstanding the foregoing provisions of Section 10.2(a) and (b), in no event shall any Losses be allocated to the Limited Partner or the Special Limited Partner if and to the extent that such allocation would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner. In the event an allocation of 99.98% or 0.01% of each item includible in the calculation of Income or Loss not arising from a Sale or Refinancing, would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, respectively, then so much of the items of deduction other than projected depreciation shall be allocated to the General Partner instead of the Limited Partner or the Special Limited Partner as is necessary to allow the Limited Partner or the Special Limited Partner to be allocated 99.98% and 0.01%, respectively, of the items of Income and Apartment Housing depreciation without creating or increasing an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, it being the intent of the parties that the Limited Partner and the Special Limited Partner always shall be allocated 99.98% and 0.01%, respectively, of the items of Income not arising from a Sale or Refinancing and 99.98% and 0.01%, respectively, of the Apartment Housing depreciation.

     Section 10.3 Special Allocations.

     The following special allocations shall be made in the following order.

     (a) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article X, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

     (b) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article X, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Person who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(b) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

     (c) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 10.3(c) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(c) were not in the Agreement.

     (d) In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 10.3(d) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(d) and Section 10.3(c) hereof were not in the Agreement.

     (e) Nonrecourse Deductions for any fiscal year shall be specially allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

     (f) Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

     (g) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Treasury Regulations
Section 1.704-1 (b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

     (h) To the extent the Partnership has taxable interest income with respect to any promissory note pursuant to Section 483 or Section 1272 through 1288 of the Code:

     (1) such interest income shall be specially allocated to the Limited Partner to whom such promissory note relates; and

     (2) the amount of such interest income shall be excluded from the Capital Contributions credited to such Partner's Capital Account in connection with payments of principal with respect to such promissory note.

     (i) To the extent the Partnership has taxable interest income with respect to deposits of Capital Contribution payments, such interest income shall be specially allocated to the General Partner.

     (j) In the event the adjusted tax basis of any investment tax credit property that has been placed in service by the Partnership is increased pursuant to Code Section 50(c), such increase shall be specially allocated among the Partners (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Partners.

     (k) Any reduction in the adjusted tax basis (or cost) of Partnership investment tax credit property pursuant to Code Section 50(c) shall be specially allocated among the Partners (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Treasury Regulations Section 1.46-3(f)(2)(i).

     (l) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of an interest in the Partnership by the Partnership to a Partner (the "Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized.

     (m) If any Partnership expenditure treated as a deduction on its federal income tax return is disallowed as a deduction and treated as a distribution pursuant to Section 731(a) of the Code, there shall be a special allocation of gross income to the Partner deemed to have received such distribution equal to the amount of such distribution.

     (n)  Interest  deduction  on the  Partnership  indebtedness  referred to in
Section 6.4 shall be allocated 100% to the General Partner.

     (o) In the event all or part of the Incentive Management Fee or the Tax Credit Compliance Fee is disallowed by the Internal Revenue Service, then any interest or income chargeable to the Partnership for such disallowance shall be allocated to the General Partner.

     (p) If the General Partner provides an Operating Loan to pay an Operating Deficit, then the Partnership shall allocate Operating Losses to the General Partner in an amount not to exceed the Operating Loan.

     Section 10.4 Curative Allocations.

     The allocations set forth in Sections 10.2(c), 10.3(a), 10.3(b), 10.3(c), 10.3(d), 10.3(e), 10.3(f), and 10.3(g) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this Section 10.4. Therefore, notwithstanding any other provision of this Article X (other than the Regulatory Allocations), with the Consent of the Special Limited Partner, the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner the General Partner, with the Consent of the Special Limited Partner, determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 10.1, 10.2(a), 10.2(b), 10.3(h), 10.3(i),
10.3(j), 10.3(k), 10.3(l), 10.3(m) and 10.5. In exercising its authority under this Section 10.4, the General Partner shall take into account future Regulatory Allocations under Section 10.3(a) and 10.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 10.3(e) and 10.3(f).

     Section 10.5 Other Allocation Rules.

     (a) The basis (or cost) of any Partnership investment tax credit property shall be allocated among the Partners in accordance with Treasury Regulations
Section 1.46-3(f)(2)(i). All Tax Credits (other than the investment tax credit) shall be allocated among the Partners in accordance with applicable law. Consistent with the foregoing, the Partners intend that LIHTC will be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

     (b) In the event Partnership investment tax credit property is disposed of during any taxable year, profits for such taxable year (and, to the extent such profits are insufficient, profits for subsequent taxable years) in an amount equal to the excess, if any, of (1) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (2) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the profits allocated pursuant to Section 10.1 and Section 10.2(a) hereof and shall instead be allocated among the Partners in proportion to their respective shares of such excess, determined pursuant to Section 10.3(i) and 10.3(j) hereof. In the event more than one item of such property is disposed of by the Partnership, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Partnership, so the profits equal to the entire amount of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

     (c) For purposes of determining the Income, Losses, or any other items allocable to any period, Income, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner with the Consent of the Special Limited Partner, using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

     (d) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Treasury Regulations Section 1.752-3(a)(3), the Partners' interests in Partnership profits are as follows: Limited Partner: 99.98%; Special Limited
Partner: 0.01%; General Partner: 0.01%.

     (e) To the extent permitted by Section 1.704-2(h)(3) of the Treasury Regulations, the General Partner shall endeavor to treat Distributions as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such Distributions would cause or increase an Adjusted Capital Account Deficit for any Partner who is not a General Partner.

     (f) In the event that the deduction of all or a portion of any fee paid or incurred out of Net Operating Income by the Partnership to a Partner or an Affiliate of a Partner is disallowed for federal income tax purposes by the Internal Revenue Service with respect to a taxable year of the Partnership, the Partnership shall then allocate to such Partner an amount of gross income of the Partnership for such year equal to the amount of such fee as to which the deduction is disallowed.

     (g)In the event that the General Partner contributes capital to the Partnership pursuant to Section 6.3(b), operating deductions in an amount equal to the amount contributed shall be specially allocated to the General Partner.

     Section 10.6 Tax Allocations: Code Section 704(c).

     In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with Section 1.37(a) hereof).

     In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.37(b) hereof, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

     Any elections or other decisions relating to such allocations shall be made by the General Partner with the Consent of the Special Limited Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Income, Losses, other items, or distributions pursuant to any provision of this Agreement.

     Section 10.7 Allocation Among Limited Partners.

     In the event that the Interest of the Limited Partner hereunder is at any time held by more than one Limited Partner all items which are specifically allocated to the Limited Partner for any month pursuant to this Article X shall be apportioned among such Persons according to the ratio of their respective profit-sharing interests in the Partnership at the last day of such month.

     Section 10.8 Allocation Among General Partners.

     In the event that the Interest of the General Partner hereunder is at any time held by more than one General Partner all items which are specifically allocated to the General Partner for any month pursuant to this Article X shall be apportioned among such Persons in such percentages as may from time to time be determined by agreement among them without amendment to this Agreement or consent of the Limited Partner or Consent of the Special Limited Partner.

     Section 10.9 Modification of Allocations.

     The provisions of Articles X and XI and other provisions of this Agreement are intended to comply with Treasury Regulations Section 1.704 and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. In the event that the General Partner determines, in its sole discretion, that it is prudent to modify the manner in which the Capital Accounts of the Partners, or any debit or credit thereto, are computed in order to comply with such section of the Treasury Regulations, the General Partner may make such modification, but only with the Consent of the Special Limited Partner, to the minimum extent necessary, to effect the plan of allocations and Distributions provided for elsewhere in this Agreement. Further, the General Partner shall make any appropriate modifications, but only with the Consent of the Special Limited Partner, in the event it appears that unanticipated events (e.g., the existence of a Partnership election pursuant to Code Section 754) might otherwise cause this Agreement not to comply with Treasury Regulation
Section 1.704.

                                  ARTICLE XI.
                                  DISTRIBUTION

     Section 11.1 Distribution of Net Operating Income.

     Except as otherwise provided, Net Operating Income for each fiscal year shall be distributed within seventy-five (75) days following each calendar year and shall be applied in the following order of priority:

     (a) to pay the Deferred Management Fee, if any;

     (b) to pay the current Asset  Management  Fee and then, in accordance  with
Section 9.2(d), to pay any accrued Asset Management Fees which have not been paid in full from previous years;

     (c) to pay the interest and then principal on the deferred Development Fee;

     (d) to pay the Operating Loans, if any, as referenced in Section 6.3 of this Agreement; and

     (e) to pay the Incentive Management Fee;

     (f) to pay the Tax Credit Compliance Fee;

     (g) the balance, 30% to the Limited Partner and 70% to the General Partner, provided that the amount distributed to the Limited Partner pursuant to this paragraph shall no be less than the aggregate federal and state income tax liability of the Limited Partner with respect to this distribution, and the amount distributable to the General Partner shall be reduced by the amount of any distribution to the Limited Partner under this paragraph.

     Section 11.2 Distribution of Sale or Refinancing Proceeds.

     Sale or Refinancing Proceeds shall be distributed in the following order:

     (a) to the payment of the Mortgage, Second Loan and other matured debts and liabilities of the Partnership, other than accrued payments, debts or other liabilities owing to Partners or former Partners;

     (b) to any accrued payments, debts or other liabilities owing to the Partners or former Partners, including, but not limited to, accrued Asset

Management Fees and Operating Loans, to be paid prorata if necessary;

     (c) to the establishment of any reserves which the General Partner, with the Consent of the Special Limited Partner, shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;

     (d) to the Limited Partner in an amount equal to its Capital Contribution;

     (e) to the Special Limited Partner in an amount equal to its Capital Contribution;

     (f) to the General Partner in an amount equal to its Capital Contribution; and

     (g) thereafter, 25% to the Limited Partner and 75% to the General Partner.

                                  Article XII.
                              TRANSFERS OF LIMITED
                      PARTNER'S INTEREST IN THE PARTNERSHIP

                     Section 12.1 Assignment of Interests.

     The Limited Partner and the Special Limited Partner shall have the right to assign all or any part of their respective Interests to any other Person, whether or not a Partner, upon satisfaction of the following:

     (a) a written instrument setting forth the name and address of the proposed transferee, the nature and extent of the Interest which is proposed to be transferred and the terms and conditions upon which the transfer is proposed to be made, stating that the Assignee accepts and agrees to be bound by all of the terms and provisions of this Agreement, and providing for the payment of all reasonable expenses incurred by the Partnership in connection with such assignment, including but not limited to the cost of preparing any necessary amendment to this Agreement; and

     (b) upon receipt by the General Partner of the Assignee's written representation that the Partnership Interest is to be acquired by the Assignee for the Assignee's own account for long-term investment and not with a view toward resale, fractionalization, division or distribution thereof.

     (c) Notwithstanding any provision to the contrary, the Limited Partner may assign its Interest to an Affiliate or assign its Interest to USbank or its successors as collateral to secure a capital contribution loan without satisfying the conditions of Sections 12.1(a) and (b) above.

     THE LIMITED PARTNER INTEREST AND THE SPECIAL LIMITED PARTNER INTEREST DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER ANY STATE SECURITIES LAW. THESE INTERESTS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER APPLICABLE FEDERAL AND STATE

SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     Section 12.2 Effective Date of Transfer.

     Any assignment of a Limited Partner's Interest or Special Limited Partner's Interest pursuant to Section 12.1 shall become effective as of the first day of the calendar month in which the last of the conditions to such assignment are satisfied.

     Section 12.3 Invalid Assignment.

         Any purported assignment of an Interest of the Limited Partner or the Special Limited Partner otherwise than in accordance with Section 12.1 or
Section 12.6 shall be of no effect as between the Partnership and the purported assignee and shall be disregarded by the General Partner in making allocations and Distributions hereunder.

     Section 12.4 Assignee's Rights to Allocations and Distributions.

     An Assignee shall be entitled to receive allocations and Distributions from the Partnership attributable to the Interest acquired by reason of any permitted assignment from the effective date of transfer as determined in Section 12.2 above. The Partnership and the General Partner shall be entitled to treat the assignor of such Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for allocations and Distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership.

     Section 12.5 Substitution of Assignee as Limited Partner or Special Limited Partner.

     (a) An Assignee shall not have the right to become a Substitute Limited Partner or Substitute Special Limited Partner in place of his assignor unless the written consent of the General Partner to such substitution shall have been obtained, which consent, in the General Partner's absolute discretion, may be withheld; except that an Assignee which is an Affiliate of the Limited Partner or Special Limited Partner, or U.S. Bank National Association or its successors, may become a Substitute Limited Partner or Substitute Special Limited Partner without the consent of the General Partner.

     (b) A nonadmitted transferee of the Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership shall only be entitled to receive that share of allocations, Distributions and the return of Capital Contribution to which its transferor would otherwise have been entitled with respect to the Interest transferred, and shall have no right to obtain any information on account of the Partnership's transactions, to inspect the Partnership's books and records or have any other of the rights and privileges of a Limited Partner or Special Limited Partner, provided, however, that the Partnership shall, if a transferee and transferor jointly advise the General Partner in writing of a transfer of an Interest in the Partnership, furnish the transferee with pertinent tax information at the end of each fiscal year of the Partnership.

     Section 12.6 Death, Bankruptcy, Incompetency, etc., of a Limited Partner.

     Upon the death, dissolution, adjudication of bankruptcy, or adjudication of incompetency or insanity of the Limited Partner or Special Limited Partner, such Partner's executors, administrators or legal representatives shall have all the rights of its predecessor-in-interest for the purpose of settling or managing such Partner's estate, including such power as such Partner possessed to constitute a successor as a transferee of its Interest in the Partnership and to join with such transferee in making the application to substitute such transferee as a Partner.

                                  ARTICLE XIII.
                     WITHDRAWAL, REMOVAL AND REPLACEMENT OF
                                GENERAL PARTNER

     Section 13.1 Withdrawal of General Partner.

     (a) The General Partner may not Withdraw (other than as a result of an Involuntary Withdrawal) without the Consent of the Special Limited Partner. Withdrawal shall be conditioned upon the agreement of the Special Limited Partner to be admitted as a successor General Partner, or if the Special Limited Partner declines to be admitted as a successor General Partner then on the agreement of one or more Persons who satisfy the requirements of Section 13.5 of this Agreement to be admitted as successor General Partner(s).

     (b) Each General Partner shall indemnify and hold harmless the Partnership and all Partners from its Withdrawal in violation of Section 13.1(a) hereof. Each General Partner shall be liable for damages to the Partnership resulting from its Withdrawal in violation of Section 13.1(a).

     Section 13.2 Removal of General Partner.

     (a) The Special Limited Partner or the Limited Partner, or both of them, may remove the General Partner for cause if such General Partner, its officers or directors, if applicable, has or the Partnership has:

     (1) been subject to Bankruptcy;

     (2) committed any fraud, willful misconduct, breach of fiduciary duty or other negligent conduct in the performance of its duties under this Agreement;

     (3) been convicted of, or entered into a plea of guilty to, a felony;

     (4) been disbarred from participating in any federal or state housing program;

     (5) made personal use of Partnership funds or properties;

     (6) violated the terms of the Mortgage and such violation prompts any lender to issue a letter regarding the violation;

     (7) failed to provide any loan, advance, Capital Contribution or any other payment to the Partnership, the Limited Partner or the Special Limited Partner required under this Agreement;

     (8) breached any representation, warranty or covenant contained in this Agreement;

     (9) caused the Projected Tax Credits to be allocated to the Partners for a term longer than the Tax Credit Period unless the provisions of Section 7.4(e) of this Agreement apply;

     (10) failed to provide, or to cause to be provided, the construction monitoring documents required in Section 14.3(a) of this Agreement;

     (11) violated any federal or state tax law which causes a recapture of LIHTC;

     (12) violated the terms of the Second Loan and such violation prompts the Second Lender to issue a letter regarding the violation;

     (13) failed to ensure that the Development Budget is In-Balance;

     (14) failed to obtain the consent of a Partner where such consent is required pursuant to this Agreement, provided, however, that failure to obtain the consent of the Limited Partner or Special Limited Partner shall not be a removal event pursuant to this Section if the failure to obtain such consent did not, in the sole discretion of the Limited Partner or the Special Limited Partner, cause material detriment to the Limited Partner, the Special Limited Partner or the Partnership and if such consent was obtained within 30 days of the action requiring consent;

     (15) failed to deliver the annual Partnership financial data as required pursuant to Section 14.2(a) or (b);

     (16) failed to  maintain  the  reserve  balances  as  required  pursuant to
Article VIII;

     (17) failed to place the Apartment Housing in service by December 31, 2005;

     (18) failed to achieve 90% occupancy of the Apartment Housing by June 1, 2005;

     (19) failed to obtain Permanent Mortgage Commencement by September 1, 2005;

     (20) failed to renew the Insurance on or before the due date;

     (21) failed to pay the real estate taxes on the Apartment housing on or before the due date; or

     (22) failed during any consecutive six-month period during the Compliance Period to rent 85% or more of the units in the Apartment Housing to Qualified Tenants; notwithstanding, if such failure is the result of Force Majeure or if such failure is cured within 120 days after the end of the six-month period, then this removal provision shall not apply.

     (b) Written notice of the removal for cause of the General Partner ("Removal Notice") shall set forth the reasons for removal and shall be served by the Special Limited Partner or the Limited Partner, or both of them, upon the General Partner in accordance with Section 17.3 of this Agreement. If Section 13.2(a)(2), (6), (7), (8), (10), (12), (13), (15), (16), (20), or (21) is the
basis for the removal for cause, then the General Partner shall have thirty days from receipt of the Removal Notice in which to cure the removal condition; except that in regard to the Mortgage or Second Loan the cure period shall be the sooner of thirty days or ten days prior to the expiration of the cure period referenced in the loan documents, if any. If the condition for the removal for cause is not cured within the thirty day cure period then the General Partner's removal shall become effective upon approval of a majority of the Partner's Interest (as specified in Section 10.1 of this Agreement) at a Partner's meeting held in accordance with Section 17.2 of this Agreement. If the removal for cause is for a condition referenced in Sections 13.2(a)(1), (3), (4), (5), (9), (11),
(14), or (17) then the removal shall become effective upon approval of a majority of the Partner's Interest (as specified in Section 10.1 of this Agreement) at a Partner's meeting held in accordance with Section 17.2 of this Agreement. Upon the General Partner's removal, the General Partner shall deliver to the Special Limited Partner within five business days of the Partner's meeting confirming the General Partner's removal all Partnership books and records including all bank signature cards and an authorization to change the signature on the signature cards from the General Partner to the Special Limited Partner, or a successor general partner so nominated by the Limited Partner and Special Limited Partner. The Partner's recognize and acknowledge that if the General Partner fails to provide the Partnership books and records upon the General Partner's removal then the remaining Partners may suffer irreparable injury. Therefore, in the event the General Partner does not adhere to the provisions of this Section 13.2(b), and in addition to other rights or remedies which may be provided by law and equity or this Agreement, the Limited Partner and/or Special Limited Partner shall have the right to specific performance to compel the General Partner to perform its obligation under this Section and the Limited Partner and/or Special Limited Partner may bring such action, and other actions to enforce the removal, by way of temporary and/or permanent injunctive relief. In the event of removal of a General Partner for any reason, any earned but unpaid portion of the Development Fee shall be due and payable upon the effective date of such removal and shall be deemed paid by the removed General Partner.

     Section 13.3 Effects of a Withdrawal.

     In the event of a Withdrawal, the entire Interest of the Withdrawing General Partner shall immediately and automatically terminate on the effective date of such Withdrawal, and such General Partner shall immediately cease to be a General Partner, shall have no further right to participate in the management or operation of the Partnership or the Apartment Housing or to receive any allocations or Distributions from the Partnership or any other funds or assets of the Partnership, except as specifically set forth below. In the event of a

Withdrawal, any or all executory contracts, including but not limited to the Management Agreement, between the Partnership and the Withdrawing General Partner or its Affiliates may be terminated by the Partnership, with the Consent of the Special Limited Partner, upon written notice to the party so terminated. Furthermore, notwithstanding such Withdrawal, the Withdrawing General Partner shall be and shall remain, liable as a General Partner for all liabilities and obligations incurred by the Partnership or by the General Partner prior to the effective date of the Withdrawal, or which may arise upon such Withdrawal. Any remaining Partner shall have all other rights and remedies against the Withdrawing General Partner as provided by law or under this Agreement. The General Partner agrees that in the event of its Withdrawal it will indemnify and hold the Limited Partner and the Special Limited Partner harmless from and against all losses, costs and expenses incurred in connection with the Withdrawal, including, without limitation, all legal fees and other expenses of the Limited Partner and the Special Limited Partner in connection with the transaction. The following additional provisions shall apply in the event of a Withdrawal.

     (a) In the event of a Withdrawal which is not an Involuntary Withdrawal, or is not an Involuntary Withdrawal in accordance with Section 13.2(a), the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership any further payments of fees (including fees which have been earned but are unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership or to be paid any amount for its former Interest. From and after the effective date of such Withdrawal, the former rights of the Withdrawing General Partner to receive or to be paid such allocations, Distributions, funds, assets, fees or repayments shall be assigned to the other General Partner or General Partners (which may include the Special Limited Partner), or if there is no other general partner of the Partnership at that time, to the Special Limited Partner. Furthermore, if the General Partner or an Affiliate is the guarantor of the Development Fee, as provided pursuant to the Development Fee Guaranty Agreement, then the General Partner shall pay any remaining unpaid principal and interest of the Development Fee within 30 days of the General Partner's removal.

     (b) In the  event of an  Involuntary  Withdrawal,  except  as  provided  in
Section 13.3(c) below, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, provided that accrued and payable fees (i.e., fees earned but unpaid as of the date of Withdrawal) owed to the Withdrawing General Partner, and any outstanding loans of the Withdrawing General Partner to the Partnership, shall be paid to the Withdrawing General Partner in the manner and at the times such fees and loans would have been paid had the Withdrawing General Partner not Withdrawn. The Interest of the General Partner shall be purchased as follows.

     (1) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), the Partnership, with the Consent of the Special Limited Partner, may, but is not obligated to, purchase the Interest of the Withdrawing General Partner. The purchase price of such Interest shall be its Fair Market Value as determined by agreement between the Withdrawing General Partner and the Special Limited Partner, or, if they cannot agree, by arbitration in accordance with the then current rules of the American Arbitration Association. The cost of such arbitration shall be borne equally by the Withdrawing General Partner and the Partnership. The purchase price shall be paid by the Partnership by delivering to the General Partner or its representative the Partnership's non-interest bearing unsecured promissory note payable, if at all, upon liquidation of the Partnership in accordance with
Article XV. The note shall also provide that the Partnership may prepay all or any part thereof without penalty.

     (2) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), and if the Partnership does not purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital, then the Withdrawing General Partner shall retain its Interest in such items, but such Interest shall be held as a special limited partner.

     (c) Notwithstanding the provisions of Section 13.3(b), if the Involuntary Withdrawal arises from removal for cause as set forth in Section 13.2(a) hereof, the Withdrawn General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive any payment for its Interest, nor shall it be entitled to receive or to be paid by the Partnership or any Partners or successor partners, any further payments of fees (including fees which have been earned but remain unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership. Furthermore, if the General Partner or an Affiliate is the guarantor of the Development Fee, as provided pursuant to the Development Fee Guaranty Agreement, then the General Partner shall pay any remaining unpaid principal and interest of the Development Fee within 30 days of the General Partner's removal.

     Section 13.4 Successor General Partner.

     Upon the occurrence of an event giving rise to a Withdrawal of a General Partner, any remaining General Partner, or, if there be no remaining General Partner, the Withdrawing General Partner or its legal representative, shall promptly notify the Special Limited Partner of such Withdrawal (the "Withdrawal Notice"). Whether or not the Withdrawal Notice shall have been sent as provided herein, the Special Limited Partner shall have the right to become a successor General Partner (and to become the successor managing General Partner if the Withdrawing General Partner was previously the managing General Partner). In order to effectuate the provisions of this Section 13.4 and the continuance of the Partnership, the Withdrawal of a General Partner shall not be effective until the expiration of 120 days from the date on which occurred the event giving rise to the Withdrawal, unless the Special Limited Partner shall have elected to become a successor General Partner as provided herein prior to expiration of such 120-day period, whereupon the Withdrawal of the General
Partner shall be deemed effective upon the notification of all the other Partners by the Special Limited Partner of such election.

     Section 13.5 Admission of Additional or Successor General Partner.

     No Person shall be admitted as an additional or successor General Partner unless (a) such Person shall have agreed to become a General Partner by a written instrument which shall include the acceptance and adoption of this Agreement; (b) the Consent of the Special Limited Partner to the admission of such Person as a substitute General Partner, which consent may be withheld in the discretion of the Special Limited Partner; and (c) such Person shall have executed and acknowledged any other instruments which the Special Limited Partner shall reasonably deem necessary or appropriate to affect the admission of such Person as a substitute General Partner. If the foregoing conditions are satisfied, this Agreement shall be amended in accordance with the provisions of the Act, and all other steps shall be taken which are reasonably necessary to effect the Withdrawal of the Withdrawing General Partner and the substitution of the successor General Partner. Nothing contained herein shall reduce the Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership.

     Section 13.6 Transfer of Interest.

     Except as otherwise provided herein, the General Partner may not Withdraw from the Partnership, or enter into any agreement as the result of which any Person shall acquire an Interest in the Partnership, without the Consent of the Special Limited Partner.

     Section 13.7 No Goodwill Value.

     At no time during continuation of the Partnership shall any value ever be placed on the Partnership name, or the right to its use, or to the goodwill appertaining to the Partnership or its business, either as among the Partners or for the purpose of determining the value of any Interest, nor shall the legal representatives of any Partner have any right to claim any such value. In the event of a termination and dissolution of the Partnership as provided in this Agreement, neither the Partnership name, nor the right to its use, nor the same goodwill, if any, shall be considered as an asset of the Partnership, and no valuation shall be put thereon for the purpose of liquidation or distribution, or for any other purpose whatsoever.

                                  ARTICLE XIV.
                          BOOKS AND ACCOUNTS, REPORTS,
                      TAX RETURNS, FISCAL YEAR AND BANKING

     Section 14.1 Books and Accounts.

     (a) The General Partner shall cause the Partnership to keep and maintain at its principal executive office full and complete books and records which shall include each of the following:

     (1) a current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the Capital Contribution and the share in Income and Losses and Tax Credits of each Partner;

     (2) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

     (3) copies of the Partnership's federal, state and local income tax information returns and reports, if any, for the six most recent taxable years;

     (4) copies of the original of this Agreement and all amendments thereto;

     (5) financial statements of the Partnership for the six most recent fiscal years;

     (6) the Partnership's books and records for at least the current and past three fiscal years; and

     (7) in regard to the first tenants to occupy the Apartment Housing, copies of all tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific).

     (b) Upon the request of the Limited Partner, the General Partner shall promptly deliver to the Limited Partner, at the expense of the Partnership, a copy of the information set forth in Section 14.1(a) above. The Limited Partner shall have the right upon reasonable request and during normal business hours to inspect and copy any of the foregoing, or any of the other books and records of the Partnership or the Apartment Housing, at its own expense.

     Section 14.2 Accounting Reports.

     (a) By February 20 of each calendar year the General Partner shall provide to the Limited Partner and the Special Limited Partner all tax information necessary for the preparation of their federal and state income tax returns and other tax returns with regard to the jurisdiction(s) in which the Partnership is formed and in which the Apartment Housing is located. Notwithstanding, the General Partner shall deliver to the Limited Partner and the Special Limited Partner a draft copy of the information requested herein at least ten days prior to the above referenced due date.

     (b) By March 1 of each calendar year, including the year(s) during rehabilitation of the Apartment Housing, the General Partner shall send to the Limited Partner and the Special Limited Partner an audited financial statement for the Partnership for the preceding year, which shall include, but not be limited to: (1) a balance sheet as of the end of such fiscal year and statements of income, Partners' equity and changes in cash flow for such fiscal year prepared in accordance with generally accepted accounting principles; (2) a report of any Distributions made at any time during the fiscal year, separately identifying Distributions from Net Operating Income for the fiscal year, Net Operating Income for prior years, Sale or Refinancing Proceeds, and reserves;
(3) a report setting forth the amount of all fees and other compensation and Distributions and reimbursed expenses paid by the Partnership for the fiscal year to the General Partner or Affiliates of the General Partner and the services performed in consideration therefor, which report shall be verified by the Partnership's Accountants; and (4) the Accountant's calculation of each pay-out of Net Operating Income pursuant to Section 11.1 of this Agreement. Moreover, the General Partner shall deliver to the Limited Partner and the Special Limited Partner a draft copy of the information requested herein at least ten days prior to the above referenced due date.

     (c) Within 60 days after the end of each fiscal quarter in which a Sale or Refinancing of the Apartment Housing occurs, the General Partner shall send to the Limited Partner and the Special Limited Partner a report as to the nature of the Sale or Refinancing and as to the Income and Losses for tax purposes and proceeds arising from the Sale or Refinancing.

     Section 14.3 Other Reports.

     The General Partner shall provide to the Limited Partner and the Special Limited Partner the following reports:

     (a) during rehabilitation, on a regular basis, but in no event less than once a month, construction reports including, but not limited to, (1) the name of each person performing work on the Improvements or providing materials for the Improvements, if the work performed or materials supplied by a person accounts for 5% or more of the construction of the Improvements, the work performed or materials supplied by said person and the code number corresponding to the line item in the Development Budget which the person will be paid, (2) an original AIA Document G702, or similar form acceptable to the Special Limited Partner, (3) if not included in the AIA Document G702, a line item break-down of the Development Budget (which shall include, description of work to be performed or materials to be supplied; total dollar amount of the work or materials; dollar amount of work previously completed and paid or materials supplied and paid; dollar amount of work or materials to be paid per the current disbursement request; dollar amount of materials stored; total dollar amount of work completed and stored as of the current disbursement date; percentage of completion; dollar amount of work or materials needed to complete the line item; and retainage), (4) a reconciliation of the sources and uses to determine that the Development Budget is In-Balance and there are sufficient funds to complete the construction of the Improvements, (5) if not provided for in the above-referenced documents, a line item breakdown of all soft development costs not included in the Construction Contract but part of the Development Budget;
(6) copies of lien releases, or waivers, from the Contractor and all sub-contractors or material suppliers who were paid the previous month; and (7) any other document requested by the Special Limited Partner as the circumstances warrant (collectively the "Construction Draw Documents");

     (b) during the rent-up phase, and continuing until the end of the first six-month period during which the Apartment Housing has a sustained occupancy of 95% or better or the Special Limited Partner's approval of the initial tenant files, including any recommended corrections, by the twentieth day of each month within such period a copy of the previous month's rent roll (through the last day of the month) and a tenant LIHTC compliance worksheet similar to the monthly initial tenant certification worksheet included in Exhibit "H" attached hereto and incorporated herein by this reference; an up to date income statemen, an up to date balance sheet and a copy of the Partnership's bank statement reflecting all operating accounts and reserve accounts;

     (c) a quarterly tax credit compliance report similar to the worksheet included in Exhibit "H" due on or before April 30 of each year for the first quarter, July 31 of each year for the second quarter, October 31 of each year for the third quarter and January 31 of each year for the fourth quarter. In order to verify the reliability of the information being provided on the compliance report the Special Limited Partner may request a sampling of tenant files to be provided. The sampling will include, but not be limited to, copies of tenant applications, certifications and third party verifications used to qualify tenants. If any inaccuracies are found to exist on the tax credit compliance report or any items of noncompliance are discovered then the sampling will be expanded as determined by the Special Limited Partner;

     (d) a quarterly report on operations, in the form attached hereto as Exhibit "H," due on or before April 30 of each year for the first quarter of operations, July 31 of each year for the second quarter of operations, October 31 of each year for the third quarter of operations and January 31 of each year for the fourth quarter of operations which shall include, but is not limited to, an unaudited income statement showing all activity in the reserve accounts required to be maintained pursuant to Section VIII of this Agreement, statement of income and expenses, balance sheet, rent roll as of the end of each calendar quarter of each year, and third party verification of current utility allowance;

     (e) by September 15 of each year, an estimate of LIHTC for that year;

     (f) if the Apartment Housing receives a reservation of LIHTC in 1 year but will not complete the rehabilitation and rent-up until a later year, an audited cost certification together with the Accountant's work papers verifying that the Partnership has expended the requisite 10% of the reasonably expected cost basis to meet the carryover test provisions of Section 42 of the Code. Such certification shall be provided to the Limited Partner and Special Limited Partner by the later of December 31 of the year during which the reservation was received or 6 months after the date of the carryover allocation if permitted by the State Tax Credit Agency. Furthermore, if materials and supplies are purchased to meet the 10% requirement then the General Partner shall provide to the Limited Partner an opinion of counsel that title to the materials and supplies pass to the Partnership and that the Partnership bears the risk of loss of the materials and supplies;

     (g) during the Compliance Period, no later than the day any such certification is filed, copies of any certifications which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit program including, but not limited to, copies of all annual tenant recertifications required under Section 42 of the Code;

     (h) by the annual renewal date each and every year, an executed original or certified copy of each and every Insurance policy or certificate required by the terms of this Agreement;

     (i) by the payment date of the real estate property taxes each and every year verification that the same has been paid in full;

     (j) on or before March 15th of each calendar year, a copy of the General Partner's updated financial statement as of December 31 of the previous year;

     (k) on or before November 1 of each calendar year, a copy of the following year's proposed operating budget. Each such Budget shall contain all the anticipated Cash Expenses of the Partnership. Neither the General Partner, the Management Agent, nor their employees, agents, or representatives shall adopt the Budget until the Consent of the Special Limited Partner has been obtained; provided that such Consent shall be deemed given if no objections are raised by the Special Limited Partner within 30 days of its receipt of such Budget; and

     (l) notice of the occurrence, or of the likelihood of occurrence, of any event which has had a material adverse effect upon the Apartment Housing or the Partnership, including, but not limited to, any breach of any of the representations and warranties set forth in Section 9.12 of this Agreement, and any inability of the Partnership to meet its cash obligations as they become payable, within ten days after the occurrence of such event.

     Section 14.4 Late Reports.

     If the General Partner does not fulfill its obligations under Section 14.2 or 14.3 within the time periods set forth therein, the General Partner, using its own funds, shall pay as damages, 30 days after notice from the Limited Partner, the sum of $100 per week, plus interest at the rate established by
Section 6.4 of this Agreement, to the Limited Partner until such obligations shall have been fulfilled. If the General Partner shall so fail to pay, the General Partner and its Affiliates shall forthwith cease to be entitled to any fees hereunder (other than the Development Fee) and/or to the payment of any Net Operating Income or Sale or Refinancing Proceeds to which the General Partner may otherwise be entitled hereunder. Payments of fees and Distributions shall be restored only upon payment of such damages in full.

     Section 14.5 Annual Site Visits.

     The Limited Partner, at the Limited Partner's expense, has the right, upon reasonable notice to the General Partner, to conduct a site visit which will include, in part, an inspection of the property, a review of the office and tenant files and an interview with the property manager.

     Section 14.6 Tax Returns.

     The General Partner shall cause income tax returns for the Partnership to be prepared and timely filed with the appropriate federal, state and local taxing authorities.

     Section 14.7 Fiscal Year.

     The fiscal year of the Partnership shall be the calendar year or such other period as may be approved by the Internal Revenue Service for federal income tax purposes.

     Section 14.8 Banking.

     All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner with the Consent of the Special Limited Partner, provided that it is hereby agreed that the funds of the Partnership may be held in accounts of Amcore and or First National Bank of Ottawa. All withdrawals therefrom shall be made upon checks signed by the General Partner or by any person authorized to do so by the General Partner. The General Partner shall provide to any Partner who requests the same the name and address of the financial institution, the account number and other relevant information regarding any Partnership bank account.

     Section 14.9 Certificates and Elections.

     (a) The General Partner shall file the First Year Certificate within 90 days following the close of the taxable year during which Completion of Rehabilitation occurs and thereafter shall timely file any certificates which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit programs under Section 42 of the Code.

     (b) The General Partner, with the Consent of the Special Limited Partner, may, but is not required to, cause the Partnership to make or revoke the election referred to in Section 754 of the Code, as amended, or any similar provisions enacted in lieu thereof.

                                  ARTICLE XV.
                      DISSOLUTION, WINDING UP, TERMINATION
                       AND LIQUIDATION OF THE PARTNERSHIP

     Section 15.1 Dissolution of Partnership.

     The Partnership shall be dissolved upon the expiration of its term or the earlier occurrence of any of the following events.

     (a) The effective date of the Withdrawal or removal of the General Partner, unless (1) at the time there is at least one other General Partner (which may be the Special Limited Partner if it elects to serve as successor General Partner under Section 13.4 hereof) who will continue as General Partner, or (2) within 120 days after the occurrence of any such event the Limited Partner elects to continue the business of the Partnership.

     (b) The sale of the Apartment Housing and the receipt in cash of the full amount of the proceeds of such sale.

     Notwithstanding the foregoing, however, in no event shall the Partnership terminate prior to the expiration of its term if such termination would result in a violation of the Mortgage or any other agreement with or rule or regulation of any Mortgage lender to which the Partnership is subject.

     Section 15.2 Return of Capital Contribution upon Dissolution.

     Except as provided in Sections 7.3 and 7.4 of this Agreement, which provide for a reduction or refund of the Limited Partner's Capital Contribution under certain circumstances, and which shall represent the personal obligations of the General Partner, as well as the obligations of the Partnership, each Partner shall look solely to the assets of the Partnership for all Distributions with respect to the Partnership (including the return of its Capital Contribution) and shall have no recourse therefor (upon dissolution or otherwise) against any General Partner. No Partner shall have any right to demand property other than money upon dissolution and termination of the Partnership, and the Partnership is prohibited from such a distribution of property absent the Consent of the Special Limited Partner.

     Section 15.3 Distribution of Assets.

     Upon a dissolution of the Partnership, the General Partner (or, if there is no General Partner then remaining, such other Person(s) designated as the liquidator of the Partnership by the Special Limited Partner or by the court in a judicial dissolution) shall take full account of the Partnership assets and liabilities and shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof.

     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership pursuant to Section 11.2(a) through and including 11.2(c), the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts, after taking into account all allocations under Article X hereof.

     (b) In the event that a General Partner has a deficit balance in its Capital Account following the liquidation of the Partnership or its Interest, as determined after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such General Partner shall pay to the Partnership the amount necessary to restore such deficit balance to zero in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(3).

     (1) The deficit reduction amount shall be paid by the General Partner by the end of such taxable year (or, if later, within 90 days after the date of Liquidation) and shall, upon liquidation of the Partnership, be paid to creditors of the Partnership or distributed to other Partners in accordance with their positive Capital Account balances.

     (c) With respect to assets distributed in kind to the Partners in liquidation or otherwise:

     (1) unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Income and Losses realized by the Partnership immediately prior to the liquidation or other Distribution event; and

     (2) such Income and Losses shall be allocated to the Partners in accordance with Section 10.2 hereof, and any property so distributed shall be treated as a Distribution of an amount in cash equal to the excess of such Fair Market Value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered.

     (d) For the purposes of Section 15.3(c), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the Fair Market Value of such assets, taking into account the Fair Market Value of the associated financing but subject to Section 7701(g) of the Code, and the asset's Gross Asset Value. Section 15.3(c) is merely intended to provide a rule for allocating unrealized Income and Losses upon liquidation or other Distribution event, and nothing contained in Section 15.3(c) or elsewhere in this Agreement is intended to treat or cause such Distributions to be treated as sales for value. The Fair Market Value of such assets shall be determined by an independent appraiser to be selected by the General Partner.

     Section 15.4 Deferral of Liquidation.


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

     If at the time of liquidation the General Partner or other liquidator shall determine that an immediate sale of part or all of the Partnership assets could cause undue loss to the Partners, the liquidator may, in order to avoid loss, but only with the Consent of the Special Limited Partner, either defer liquidation and retain all or a portion of the assets or distribute all or a portion of the assets to the Partners in kind. In the event that the liquidator elects to distribute such assets in kind, the assets shall first be assigned a value (by appraisal by an independent appraiser) and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Partners' Capital Accounts, as if such assets had been sold, in the manner described in
Section 10.2, and such assets shall then be distributed to the Partners as provided herein. In applying the preceding sentence, the Apartment Housing shall not be assigned a value less than the unamortized principal balance of any loan secured thereby.

     Section 15.5 Liquidation Statement.

     Each of the Partners shall be furnished with a statement prepared or caused to be prepared by the General Partner or other liquidator, which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation. Upon compliance with the distribution plan as outlined in Sections
15.3 and 15.4, the Limited Partner and Special Limited Partner shall cease to be such and the General Partner shall execute, acknowledge and cause to be filed those certificates referenced in Section 15.6.

     Section 15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited Partnership.

     (a) Upon the dissolution of the Partnership, the General Partner shall cause to be filed in the office of the Secretary of State, and on a form prescribed by the Secretary of State of Illinois, a certificate of dissolution. The certificate of dissolution shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, the event causing the Partnership's dissolution and the date of the dissolution.

     (b) Upon the completion of the winding up of the Partnership's affairs, the General Partner shall cause to be filed in the office of, and on a form prescribed by, the Secretary of State of Illinois a certificate of cancellation of the Certificate of Limited Partnership. The certificate of cancellation of the Certificate of Limited Partnership shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, and any other information which the General Partner determines to include therein.

                                  ARTICLE XVI.
                                   AMENDMENTS

     This Agreement may be amended by majority consent of the Partners after a meeting of the Partners pursuant to Section 17.2, which meeting shall be held after proper notice as provided in Section 17.3 of this Agreement. For purposes of this Article XVI, a Partner shall grant its consent to a proposed amendment unless such Partner reasonably determines that the proposed amendment is adverse to the Partner's Interest.

                                 ARTICLE XVII.
                                  MISCELLANEOUS

     Section 17.1 Voting Rights.

     (a) The Limited Partner shall have no right to vote upon any matters affecting the Partnership, except as provided in this Agreement. Notwithstanding the foregoing, at a meeting of the Partnership, the Limited Partner and the Special Limited Partner may vote:

     (1) to approve or disapprove the Sale or Refinancing of the Apartment Housing prior to such Sale or Refinancing;

     (2) to remove the General Partner and elect a substitute General Partner as provided in this Agreement;

     (3) to elect a successor General Partner upon the Withdrawal of the General Partner;

     (4) to approve or disapprove the dissolution of the Partnership;

     (5) subject to the provisions of Article XVI hereof, to amend this Agreement;

     (6) to approve or disapprove the refinancing of the Mortgage or Second Loan prior to such refinancing; or

     (7) on any other matter permitted in this Agreement.

     (b) On any matter where the Limited Partner has the right to vote, votes may only be cast at a duly called meeting of the Partnership or through written action without a meeting.

     (c) The Special Limited Partner shall have the right to consent to those actions or inactions of the Partnership and/or General Partner as otherwise set forth in this Agreement, and the General Partner is prohibited from any action or inaction requiring such consent unless such consent has been obtained.

     Section 17.2 Meeting of Partnership.

     Meetings of the Partnership may be noticed either (a) at any time by the General Partner; or (b) by the Limited Partner or the Special Limited Partner. The notice for a meeting shall specify the purpose of such meeting, and the time and the place of such meeting (which shall be by telephone conference or at the principal place of business of the Partnership). Any Partner calling a Partners' meeting shall provide written notice to all Partners. The meeting shall not be held less than 15 days nor more than 30 days from the Partners' receipt of the notice. All meetings and actions of the Partnership shall be governed in all respects, including matters relating to proxies, record dates and actions without a meeting, by the applicable provisions of the Act, as it shall be amended from time to time.

     Section 17.3 Notices.

     Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be sent by overnight courier, or may be mailed, first class postage prepaid, or by certified mail, to the following address, or to such other address as a party may from time to time designate in writing:

         To the General Partner:            Ottawa Gracefield G/P, L.L.C.
                                            6735 Vistagreen Way
                                            Suite 310
                                            Rockford, IL  61107

         To the Limited Partner:            WNC Housing Tax Credit Fund VI,
                                               L.P., Series 11
                                            c/o WNC & Associates, Inc.
                                            17782 Sky Park Circle
                                            Irvine, CA  92614-6404
                                            Attn:  David N. Shafer

         To the Special Limited Partner:    WNC Housing, L.P.
                                            17782 Sky Park Circle
                                            Irvine, CA  92614-6404
                                            Attn:  David N. Shafer

     Section 17.4 Successors and Assigns.

     All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Partners.

     Section 17.5 Recording of Certificate of Limited Partnership.

     If the General Partner should deem it advisable to do so, the Partnership shall record in the office of the County Recorder of the county in which the principal place of business of the Partnership is located a certified copy of the Certificate of Limited Partnership, or any amendment thereto, after such Certificate or amendment has been filed with the Secretary of State of Illinois.

     Section 17.6 Amendment of Certificate of Limited Partnership.

     (a) The General Partner, or any successor general partner, shall cause to be filed, within 30 days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following:

     (1) a change in the name of the Partnership;

     (2) a change in the street address of the Partnership's principal executive office;

     (3) a change in the address, or the Withdrawal, of a General Partner, or a change in the address of the agent for service of process, or appointment of a new agent for service of process;

     (4) the admission of a General Partner and that Partner's address; or

     (5) the discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership or any amendment thereto.

     (b) The Certificate of Limited Partnership may also be amended in conformity with this Agreement at any time in any other respect that the General Partner determines.

     (c) The General Partner shall cause the Certificate of Limited Partnership to be amended, when required or permitted as aforesaid, by filing a certificate of amendment thereto in the office of, and on a form prescribed by, the Secretary of State of Illinois. The certificate of amendment shall set forth the Partnership's name, the Secretary of State's file number for the Partnership and the text of the amendment.

     (d) In the event of a Withdrawal or Involuntary Withdrawal of the General Partner, and if such General Partner does not file an amendment to the Certificate of Limited Partnership as specified in this Section 17.6, then the Special Limited Partner is hereby granted the specific authority to sign and file such amendment.

     Section 17.7 Counterparts.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

     Section 17.8 Captions.

     Captions to and headings of the Articles, Sections and subsections of this Agreement are solely for the conveniences of the Partners, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

     Section 17.9 Saving Clause.

     If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

     Section 17.10 Certain Provisions.

     If the operation of any provision of this Agreement would contravene the provisions of applicable law, or would result in the imposition of general liability on any Limited Partner or Special Limited Partner, such provisions shall be void and ineffectual.

     Section 17.11 Tax Matters Partner.

     All the Partners hereby agree that the General Partner shall be the "Tax Matters Partner" pursuant to the Code and in connection with any review or examination of the federal income tax returns of the Partnership. At the time of a review, examination, or otherwise, the Tax Matters Partner shall inform the IRS that a copy of all correspondence shall be provided to the Limited Partner.

     (a) The Tax Matters Partner shall furnish or cause to be furnished to each Partner notice and information with respect to the following: closing conference with an examining agent; proposed adjustments, rights of appeal, and requirements for filing a protest; time and place of any appeals conference; acceptance by the Internal Revenue Service of any settlement offer; consent to the extension of the period of limitation with respect to all Partners; filing of a request for administrative adjustment on behalf of the Partnership; filing by the Tax Matters Partner or any other Partner of any petition for judicial review; filing of any appeal with respect to any judicial determination; and a final judicial redetermination.

     (b) If the Tax Matters Partner shall determine to litigate any administrative determination relating to federal income tax matters, then the Tax Matters Partner shall obtain the Consent of the Special Limited Partner to litigate such matter in such court as the Tax Matters Partner shall decide in its sole discretion.

     (c) In discharging its duties and responsibilities, the Tax Matters Partner shall act as a fiduciary (1) to the Limited Partner (to the exclusion of the other Partners) insofar as tax matters related to the Tax Credits are concerned, and (2) to all of the Partners in other respects.

     (d) The Partners consent and agree that in connection with any audit, review, examination, or otherwise of the Partnership, or if the Tax Matters Partner withdraws from the Partnership or the Tax Matters Partner becomes Bankrupt, then the Special Limited Partner may become, in its sole discretion, a special general partner, and become the Tax Matters Partner. The Limited Partner will make no claim against the Partnership in respect of any action or omission by the Tax Matters Partner during such time as the Special Limited Partner acts as the Tax Matters Partner.

     (e) Nothing herein shall be construed as a waiver by the Limited Partner of any of its rights under Chapter 631 of the Code. The General Partner shall not enter into any settlement agreement purporting to bind the Limited Partner without the Limited Partner's consent.

     Section 17.12 Expiration of Compliance Period.

     (a) Notwithstanding any provision hereof to the contrary (other than this Section 17.12), the Special Limited Partner shall have the right at any time after the beginning of the last year of the Compliance Period to require, by written notice to the General Partner, that the General Partner promptly submit a written request to the applicable State Tax Credit Agency pursuant to Section 42(h) of the Code (or any successor provision) that such agency endeavor to locate within one year from the date of such written request a purchaser for the Apartment Housing who will continue to operate the Apartment Housing as a qualified low income property, at a purchase price that is not less than the minimum amount set forth in Section 42(h)(6) of the Code (or any successor provision). In the event that the State Tax Credit Agency obtains an offer satisfying the conditions of the preceding sentence, the General Partner shall promptly notify the Special Limited Partner in writing with respect to the terms and conditions of such offer, and, if the Special Limited Partner notifies the General Partner that such offer should be accepted, the General Partner shall cause the Partnership promptly to accept such offer and to proceed to sell the Apartment Housing pursuant to such offer.

     (b) Notwithstanding any other provision of this Agreement to the contrary, the Special Limited Partner shall have the right at any time after the end of the Compliance Period to require, by written notice to the General Partner (the "Required Sale Notice"), that the General Partner promptly use its best efforts to obtain a buyer for the Apartment Housing on the most favorable terms then available. The General Partner shall submit the terms of any proposed sale to the Special Limited Partner for its approval in the manner set forth in Section 17.12(a) hereof. If the General Partner shall fail to so obtain a buyer for the Apartment Housing within six months of receipt of the Required Sale Notice or if the Consent of the Special Limited Partner in its sole discretion shall be withheld to any proposed sale, then the Special Limited Partner shall have the right at any time thereafter to obtain a buyer for the Apartment Housing on terms acceptable to the Special Limited Partner (but not less favorable to the Partnership than any proposed sale previously rejected by the Special Limited Partner). In the event that the Special Limited Partner so obtains a buyer, it shall notify the General Partner in writing with respect to the terms and conditions of the proposed sale and the General Partner shall cause the Partnership promptly to sell the Apartment Housing to such buyer.

     (c) A sale of the Apartment Housing prior to the end of the Compliance Period may only take place if the conditions of Section 42(j)(6) of the Code (or any successor provision) will be satisfied upon such sale by having the purchaser of the Apartment Housing post the required bond on behalf of the Partnership.

     Section 17.13 Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

     Section 17.14 Entire Agreement.

     This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior understandings and agreements between the parties, written or oral, respecting this transaction are merged in this Agreement.

     Section 17.15 Governing Law.

         This Agreement and its application shall be governed by the laws of the State.

     Section 17.16 Attorney's Fees.

     If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

     Section 17.17 Receipt of Correspondence.

     The Partners agree that the General Partner shall send to the Limited Partner and the Special Limited Partner within five days of receipt a copy of any correspondence relative to the Apartment Housing's noncompliance with the Mortgage, relative to the Apartment Housing's noncompliance with the Tax Credit rules or regulations, relative to any correspondence from the Mortgage lender and/or relative to the disposition of the Apartment Housing.

     Section 17.18 Security Interest and Right of Set-Off.

     As security for the performance of the respective obligations to which any Partner may be subject under this Agreement, the Partnership shall have (and each Partner hereby grants to the Partnership) a security interest in their respective Interests of such Partner and in all funds distributable to said Partner to the extent of the amount of such obligation.

     Section 17.19 RD Regulations.

     Notwithstanding any other provisions of this Agreement, the following will take precedence:

     (a) The Partnership is authorized to execute any documents required by RD in connection with the RD Loan Agreement. The General Partner hereby covenants to act in accordance with the Project Documents. Any incoming General Partner shall, as a condition of receiving a Partnership interest, agree to be bound by the Project Documents, and all other documents executed in connection with the RD Loan Agreement to the same extent and on the same terms as any other General Partner. Upon any dissolution, no title or right to possession and control of the Project, and no right to collect the rents therefrom, shall pass to any Person who is not bound in a manner consistent with Section 515 of the Housing Act and the rules and regulations thereunder.

     (b) In the event that any provision of this Agreement in any way tends to contradict, modify or in any way change the terms of the Project Documents or any other agreement related to the Project entered into, or to be entered into, by or on behalf of the Partnership with RD, the terms of the Project Documents or such other agreements with RD shall prevail and govern.

     (c) Any amendment or revision of this Agreement, transfer of a Partnership interest or other action requiring approval shall be subject to the written approval of RD, if such approval is required, and any amendment without the prior written approval of RD shall be subject to later amendment to comply with the requirements of RD; provided, however, that no such approval of RD shall be required for any amendment of this Agreement the sole purpose of which is to provide for the admission of additional or substituted limited partners so long as any such additional or substituted limited partner so admitted shall own in the aggregate less than a 10% limited partner interest in the Partnership.

     (d) Any conveyance or transfer of title to all or any portion of the Apartment Housing required or permitted under this Agreement shall in all respects be subject to all conditions, approvals and other requirements of RD rules and regulations applicable thereto.

     (e) The General Partner will at all times maintain the RD required Financial Interest in the Partnership.

     The foregoing paragraphs (a), (b), (c), (d), and (e) will automatically become void and of no further force and effect with respect to RD at such time as the Second Loan is no longer being provided by RD.




                    [Signatures begin on the following page]

     Amended and Restated Agreement of Limited Partnership IN WITNESS WHEREOF, this Amended and Restated Agreement of Limited Partnership of Ottawa Gracefield Limited Partnership, an Illinois limited partnership, is made and entered into as of the 30 day of August, 2004.



                                     GENERAL PARTNER:

                                     OTTAWA GRACEFIELD G/P, L.L.C., a
                                     Illinois limited liability company


                                     By: /s/ MICHAEL K. MOORE
                                         Michael K. Moore
                                         Manager


                                     WITHDRAWING ORIGINAL LIMITED PARTNERs:


                                     Star-Equities, L.L.C., a Wisconsin limited liability company

                                     By: /s/ MICHAEL K. MOORE
                                         Michael K. Moore
                                         Manager



                                     LIMITED PARTNER:

                                     WNC HOUSING TAX CREDIT FUND VI, L.P.,
                                     Series 11, a California limited partnership


                                     By:  WNC & Associates, Inc., a California
                                          corporation, its general partner

                                          By: /s/ DAVID N. SHAFER
                                              David N. Shafer,
                                              Executive Vice President

                                     SPECIAL LIMITED PARTNER:

                                     WNC Housing, L.P., a California limited
                                     partnership

                                     By:  WNC & Associates, Inc., a California
                                     limited partnership, its general partner

                                     By: /s/ DAVID N. SHAFER
                                         David N. Shafer,
                                         Executive Vice President

                                    EXHIBIT A

                                LEGAL DESCRIPTION


The South 2.00 acres of Parcel A of Gracefield Subdivision, being a part of the East Half of the Southwest Quarter of Section Thirty Six (36), Township Thirty Four (34) North, Range Three (3) East of the Third Principal Meridian, according to the Plat thereof recorded April 24, 1974 in Plat Book 1, Pages 85 and 86 as Document #602462, bounded and described as follows, to wit: Beginning at the Southwest corner of said Parcel A, thence Easterly along the Southerly line of said Parcel A, a distance of 302.14 feet to the West right of way of Cherie Lane, thence Northeasterly along said West right of way line at an angle of 120 deg. 27' 20" as measured clockwise from the last described course, a distance of 151.61 feet, thence Northeasterly along said West right of way, as said line is curved concave from Northwesterly having a radius of 365.00 feet, at an angle to the chord of 170 deg. 52' 47", an arc distance of 116.20 feet, thence Westerly parallel to the South line of said Parcel A, at an angle of 68 deg. 39' 53" as measured clockwise from the land described chord, a distance of 413.38 feet to the West line of said Parcel A, then Southerly along said West line at an angle of 91 deg. 43' 46" as measured clockwise from the last described course, a distance of 238.58 feet to the point of beginning, in LaSalle County, Illinois.



ADDRESS:        2727 Cherie Lane
                Ottawa, Illinois















                                   Exhibit A

                                    EXHIBIT B

                              FORM OF LEGAL OPINION



WNC Housing Tax Credit Fund VI, L.P., Series 11
c/o WNC & Associates, Inc.
17782 Sky Park Circle
Irvine, California  92614

         Re:      Ottawa Gracefield Limited Partnership

Ladies and Gentlemen:

     You have requested our opinion with respect to certain matters in connection with the investment by WNC Housing Tax Credit Fund VI, L.P., Series 11, a California limited partnership (the "Limited Partner") in Ottawa Gracefield Limited Partnership (the "Partnership"), an Illinois limited partnership formed to own, develop, renovate, finance and operate an apartment complex for families and elderly low-income persons (the "Apartment Complex") in the City of Ottawa, LaSalle County, Illinois. The general partner of the Partnership is Ottawa Gracefield G/P, L.L.C. (the "General Partner"). The original limited partner of the Partnership is Star-Equities, L.L.C. (the "Original Limited Partner"). The developer of the Apartment Housing is Star Development, L.L.C. (the "Developer"). The guarantors of certain obligations of the General Partner are Michael K. Moore and Star-Holdings of Illinois, L.L.C. (the "Guarantor").

     In rendering the opinions stated below, we have examined and relied upon the following:

     (i) [Partnership Organizational Documents];

     (ii)[Amended   and  Restated   Agreement  of  Limited   Partnership]   (the
"Partnership Agreement");

     (iii) [GP Organizational Documents];

     (iv) [Developer Organizational Documents];

     (v) [Guarantor Organizational Documents];

     (vi) the Title Policy, as defined in the Partnership Agreement;

     (vii) the Certification and Agreement entered into by the Partnership, the General Partner[s], the Original Limited Partner, the Limited Partner, and WNC & Associates, Inc., attached as Exhibit C to the Partnership Agreement and dated ____;

     (viii) the Development Fee Agreement entered into by the Developer and the Partnership and dated _____, (the "Development Agreement");

                                   Exhibit B

     (ix) the Development Fee Guaranty Agreement, entered into by the Guarantor and the Partnership and dated ---------;

     (x) the Development, Construction, and Operating Budget Agreement, entered into by the General Partner, the Limited Partner, and the Special Limited Partner and dated _________;

     (xi) the Construction Completion, Operating Deficit, and Tax Credit Guaranty Agreement, entered into by the Guarantor, the Partnership, and the Limited Partner and dated _________;

     (xii)  the  Construction   Monitoring   Agreement,   entered  into  by  the
Partnership, the General Partner, _______________,  and ____________________ and
dated _________;

     (xiv) the reservation letter/carryover allocation] from __________________ (the "State Agency") dated _________, 200___ awarding $_____________ in federal tax credits annually for each of 10 years; and

     (xv) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

     For purposes of rendering the opinions stated below we have assumed that, in those cases in which we have not been involved directly in the preparation, execution or the filing of a document, that (a) the document reviewed by us is an original document, or a true and accurate copy of the original document, and has not been subsequently amended, (b) the signatures on each original document are genuine, and (c) each party who executed the document had proper authority and capacity to do so.

     Based on the foregoing we are of the opinion that:

     (a) The General Partner is a limited liability company duly formed and validly existing under the laws of the State of _________ and has full power and authority to enter into and perform its obligations under the Partnership Agreement.

     (b) The Partnership is a limited partnership duly formed and validly existing under the laws of Illinois.

     (c) The Partnership has full power and authority to own, develop, construct, finance and operate the Apartment Complex and to otherwise conduct business under the Partnership Agreement.

     (d) Execution of the Partnership Agreement by the General Partner(s) has been duly and validly authorized by or on behalf of the General Partner(s) and,

                                   Exhibit B
having been executed and delivered in accordance with its terms, the Partnership Agreement constitutes the valid and binding agreement of the General Partner(s), enforceable in accordance with its terms.

     (e) The execution and delivery of the Partnership Agreement by the General Partner(s) does not conflict with and will not result in a breach of any of the terms, provisions or conditions of any agreement or instrument known to counsel to which any of the General Partner(s),the Partnership, the Developer or any Guarantor is a party or by which any of them may be bound, or any order, rule, or regulation applicable to any of such parties of any court or governmental body or administrative agency having jurisdiction over any of such parties or over the property.

     (f) To the best of counsel's knowledge, after due inquiry, there is no litigation or governmental proceeding pending or threatened against, or involving the Apartment Complex, the Partnership, General Partner, any Guarantor or the Developer which would materially adversely affect the condition (financial or otherwise) or business of the Apartment Complex, the Partnership or any of the Partners of the Partnership.

     (g) The Limited Partner and the Special Limited Partner have been admitted to the Partnership as limited partners of the Partnership under Illinois law and are entitled to all of the rights of limited partners under the Partnership Agreement. Except as described in the Partnership Agreement, no person is a partner of or has any legal or equitable interest in the Partnership, and all former partners of record or known to counsel have validly withdrawn from the Partnership and have released any claims against the Partnership arising out of their participation as partners therein.

     (h) Liability of the Limited Partner and the Special Limited Partner for obligations of the Partnership is limited to the amount of their capital contributions required by the Partnership Agreement.

     (i) Neither the General Partner of the Partnership nor the Limited Partner nor the Special Limited Partner will have any liability for the Mortgage represented thereby (as such term is defined in the Partnership Agreement) and the lender of the Mortgage Loan will look only to its security in the Apartment Complex for repayment of the Mortgage Loan.

     (j) The Partnership owns a fee simple interest in the Apartment Complex.

     (k) To the best of our actual knowledge and belief, after due inquiry, the Partnership has obtained all consents, permissions, licenses, approvals, or orders required by all applicable governmental or regulatory agencies for the development, rehabilitation and operation of the Apartment Complex, and the Apartment Complex conforms to all applicable Federal, state and local land use, zoning, health, building and safety laws, ordinances, rules and regulations.

     (l) The Apartment Housing has obtained a reservation of low housing tax credits ("LIHTC") from the State Agency. Final allocation of LIHTC and ultimate eligibility of the Apartment Housing for such final allocation are subject to a

                                   Exhibit B
series of requirements which must be met, performed or achieved at various times prior to and after such final allocation. Assuming all such requirements are met, performed or achieved at the time or times provided by applicable laws and regulations, the Apartment Housing will qualify for LIHTC.

     (m) Each Guarantor, if not an individual, was incorporated, duly organized, and is validly existing and in good standing under the laws of the State of Delaware, is qualified to do business in every jurisdiction in which because of the nature of its activities or properties qualification is appropriate, and has all requisite power and authority to own and operate its properties and to carry on its business as now conducted.

     (n) Each Guarantor (i) has full power and authority to execute, deliver and perform its obligations under and (ii) has duly authorized the execution, delivery and  performance  of the  Development  Fee Guaranty  Agreement  and the
Construction Completion, Operating Deficit and Tax Credit Guaranty Agreement (collectively, the "Guaranty"). The Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and general principles of equity (regardless of whether enforceability is considered a proceeding at law or equity).

     (o) The Developer was incorporated, duly organized, and is validly existing and in good standing the laws of the State of Illinois, is qualified to do business in every jurisdiction in which because of the nature of its activities or properties qualification is appropriate, and has all requisite power and authority to own and operate its properties and to carry on its business as now conducted.

     (p) The Developer (i) has full power and authority to execute, deliver and perform its obligations under, and (ii) has duly authorized the execution, delivery and performance of the Development Agreement. The Development Agreement has been duly executed and delivered by the Developer and constitutes the legal, valid and binding obligation of the Developer enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and general principles of equity (regardless of whether enforceability is considered a proceeding at law or equity).

     I am a member of the Bar of the State of Illinois and express no opinion as the laws applicable in any other jurisdiction. All of the opinions set forth above are qualified to the extent that the validity of any provision of any agreement may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. We do not express any opinion as to the availability of any equitable or specific remedy upon any breach of any of the covenants, warranties or other provisions contained in any agreement. We have not examined, and we express no opinion with respect to, the applicability of, or liability under, any Federal, state or local law, ordinance or regulation governing or pertaining to environmental matters, hazardous wastes, toxic substances or the like.


                                   Exhibit B

     We express no opinion as to any matter except those set forth above. These opinions are rendered for use by the Limited Partner, its assignees, the Special Limited Partner and their legal counsel which may rely on this opinion. This opinion may not be delivered to or relied upon by any other person or entity without our express written consent.

                                        Sincerely,


                                        --------------------
                                        [Name]
























                                   Exhibit B

                                    EXHIBIT C
                           CERTIFICATION AND AGREEMENT


         CERTIFICATION AND AGREEMENT made as of the date written below by Ottawa Gracefield Limited Partnership, an Illinois limited partnership (the "Partnership"); Ottawa Gracefield G/P, L.L.C. (the "General Partner"); and Star-Equities, L.L.C. (the "Original Limited Partner") for the benefit of WNC Housing Tax Credit Fund VI, L.P., Series 11, a California limited partnership (the "Investment Partnership") and WNC & Associates, Inc., a California corporation ("WNC"), the managing member of the Investment Partnership.

         WHEREAS, the Partnership proposes to admit the Investment Partnership as a limited partner thereof pursuant to an Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), in accordance with which the Investment Partnership will make substantial capital contributions to the Partnership; and

         WHEREAS, the Investment Partnership and WNC have relied upon certain information and representations described herein in evaluating the merits of investment by the Investment Partnership in the Partnership;

         NOW, THEREFORE, to induce the Investment Partnership to enter into the Partnership Agreement and become a limited partner of the Partnership, and for $1.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Partnership, the General Partner and the Original Limited Partner hereby agree as follows for the benefit of the Investment Partnership and WNC.

1. Representations, Warranties and Covenants of the Partnership, the General Partner and the Original Limited Partner.

         The Partnership, the General Partner and the Original Limited Partner jointly and severally represent, warrant and certify to the Investment Partnership and WNC that, with respect to the Partnership, as of the date hereof:

         1.1 The Partnership is duly organized and in good standing as a limited partnership pursuant to the laws of the state of its formation with full power and authority to own its apartment complex (the "Apartment Complex") and conduct its business; the Partnership, the General Partner and the Original Limited Partner have the power and authority to enter into and perform this Certification and Agreement; the execution and delivery of this Certification and Agreement by the Partnership, the General Partner and the Original Limited Partner have been duly and validly authorized by all necessary action; the execution and delivery of this Certification and Agreement, the fulfillment of its terms and consummation of the transactions contemplated hereunder do not and will not conflict with or result in a violation, breach or termination of or constitute a default under (or would not result in such a conflict, violation, breach, termination or default with the giving of notice or passage of time or both) any other agreement, indenture or instrument by which the Partnership or any General Partner or Original Limited Partner is bound or any law, regulation, judgment, decree or order applicable to the Partnership or any General Partner

                                   Exhibit C
or Original Limited Partner or any of their respective properties; this Certification and Agreement constitutes the valid and binding agreement of the Partnership, the General Partner and the Original Limited Partner, enforceable against each of them in accordance with its terms.

         1.2 The General Partner has delivered to the Investment Partnership, WNC or their affiliates all documents and information which would be material to a prudent investor in deciding whether to invest in the Partnership. All factual information provided to the Investment Partnership, WNC or their affiliates either in writing or orally, did not, at the time given, and does not, on the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made.

         1.3 Each of the representations and warranties contained in the Partnership Agreement is true and correct as of the date hereof.

         1.4 Each of the covenants and agreements of the Partnership and the General Partner contained in the Partnership Agreement has been duly performed to the extent that performance of any covenant or agreement is required on or prior to the date hereof.

         1.5 All conditions to admission of the Investment Partnership as the investment limited partner of the Partnership contained in the Partnership Agreement have been satisfied.

         1.6 No default has occurred and is continuing under the Partnership Agreement or any of the Project Documents (as such term is defined in the Partnership Agreement) for the Partnership.

         1.7 The Partnership will allocate to the Investment Partnership the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

         1.8 The General Partner agrees to take all actions necessary to claim the Projected Tax Credit, including, without limitation, the filing of Form(s) 8609 with the Internal Revenue Service.

         1.9 No person or entity other than the Partnership holds any equity interest in the Apartment Complex.

         1.10 The Partnership has the sole responsibility to pay all maintenance and operating costs, including all taxes levied and all insurance costs, attributable to the Apartment Complex.

         1.11 The Partnership, except to the extent it is protected by insurance and excluding any risk borne by lenders, bears the sole risk of loss if the Apartment Complex is destroyed or condemned or there is a diminution in the value of the Apartment Complex.

         1.12 No person or entity except the Partnership has the right to any proceeds, after payment of all indebtedness, from the sale, refinancing, or leasing of the Apartment Complex.


                                   Exhibit C

         1.13 No General Partner is related in any manner to the Investment Partnership, nor is any General Partner acting as an agent of the Investment Partnership.

         1.14 No event has occurred which would have a material adverse change to the Investment Partnership's investment.

2.       Miscellaneous.

         2.1 This Certification and Agreement is made solely for the benefit of the Investment Partnership and WNC, and their respective successors and assignees, and no other person shall acquire or have any right under or by virtue of this Agreement.

         2.2 This Certification and Agreement may be executed in several counterparts, each of which shall be deemed to be an original, all of which together shall constitute one and the same instrument.

         2.3 Capitalized terms used but not defined in this Certification Agreement shall have the meanings given to them in the Partnership Agreement.

         IN WITNESS WHEREOF, this Certificate and Agreement is made and entered into as of the ____ day of ______, 2004.

                              PARTNERSHIP:

                              OTTAWA GRACEFIELD LIMITED
                              PARTNERSHIP, an Illinois limited partnership

                              By: Ottawa Gracefield G/P, L.L.C., a _______ limited liability company, its general partner

                              By: ____________________________
                                  Michael K. Moore
                                  Manager

                              GENERAL PARTNER:

                              OTTAWA GRACEFIELD G/P, L.L.C., a ___________ limited liability company


                              By: ____________________________
                                  Michael K. Moore
                                  Manager





                                   Exhibit C

                              ORIGINAL LIMITED PARTNER:

                              STAR-EQUITIES, L.L.C., a Wisconsin limited liability company

                              By:  ____________________________
                                   Michael K. Moore
                                   Manager






















                                   Exhibit C

                                    EXHIBIT D
                         FORM OF COMPLETION CERTIFICATE


                   (to be used when rehabilitation completed)

                             COMPLETION CERTIFICATE

         The undersigned, an architect duly licensed and registered in the State of Illinois, has reviewed the final working plans and detailed specifications for Ottawa Gracefield Limited Partnership, an Illinois limited partnership (the "Partnership") in connection with the construction of improvements on certain real property located in the City of Ottawa, LaSalle County, Illinois (the "Improvements").

         The undersigned hereby certifies (i) that the Improvements have been completed in accordance with the aforesaid plans and specifications, (ii) that a permanent certificate of occupancy and all other construction-related permits required for the continued use and occupancy of the Improvements have been issued with respect thereto by the governmental agencies having jurisdiction thereof, (iii) that the Improvements are in compliance with all requirements and restrictions of all governmental authorities having jurisdiction over the Improvements, including, without limitation, all applicable zoning, building, environmental, fire, and health ordinances, rules and regulations and (iv) that, to the best knowledge of the undersigned, all contractors, subcontractors and workmen who worked on the Improvements have issued lien releases and have been paid in full except for normal retainages and amounts in dispute.


___________________________________
Apartment Housing Architect

Date:  ____________________________

Confirmed by:

___________________________________
General Partner

Date:  ____________________________













                                   Exhibit D

                                    EXHIBIT E
                            ACCOUNTANT'S CERTIFICATE


                            [Accountant's Letterhead]

                                    _______________, 200__

WNC Housing Tax Credit Fund VI, L.P., Series 11
c/o WNC & Associates, Inc.
17782 Sky Park Circle
Irvine, CA 92614

         Re:      Ottawa Gracefield Limited Partnership
                  Certification as to Amount of Eligible Tax Credit Base

Ladies and Gentlemen:

     In connection with the acquisition by WNC Housing Tax Credit Fund VI, L.P., Series 11 (the "Limited Partner") or its affiliate of a limited partnership interest in Ottawa Gracefield Limited Partnership, an Illinois limited partnership (the "Partnership"), which owns a certain parcel of land located in the City of Ottawa, LaSalle County, Illinois and improvements thereon (the "Apartment Housing"), the Limited Partner has requested our certification as to the amount of low-income housing tax credits ("Tax Credits") available with respect to the Apartment Housing under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code"). Based upon our review of [the financial information provided by the Partnership] of the Partnership, and the five technical advice memoranda issued by the Internal Revenue Service in October and November of 2000, we are prepared to file the Federal information tax return of the Partnership claiming annual Tax Credits in the amount of $__________, which amount is based on an eligible basis (as defined in Section 42(d) of the Code) of the Apartment Housing of $________________, a qualified basis (as defined in Section 42(c) of the Code) of the Apartment Housing of $_________________ and an applicable percentage (as defined in Section 42(b) of the Code) of -----%.

                                        Sincerely,



                                        ____________________________













                                   Exhibit E

                                    EXHIBIT F
                            CONTRACTOR'S CERTIFICATE


                            [Contractor's Letterhead]

                                      _______________, 200____

WNC Housing Tax Credit Fund VI, L.P., Series 11
17782 Sky Park Circle
Irvine, CA 92614

         Re:      Ottawa Gracefield Limited Partnership

Ladies and Gentlemen:

         The undersigned Star General Contractors, L.L.C. (hereinafter referred to as "Contractor"), has furnished or has contracted to furnish labor, services and/or materials (hereinafter collectively referred to as the "Work") in connection with the improvement of certain real property known as Ottawa Gracefield Apartments located in the City of Ottawa, LaSalle County, Illinois (hereinafter known as the "Apartment Housing").


         Contractor makes the following representations and warranties regarding Work at the Apartment Housing.

o Work on said Apartment Housing has been performed and completed in accordance with the plans and specifications for the Apartment Housing.

o Contractor acknowledges that upon the Partnership's receipt of the Limited Partner's completion of rehabilitation Capital Contribution payment, all amounts owed to Contractor pursuant to the contract for Work performed for Partnership will be paid in full. If not paid in full, then Contractor will defer any amounts owned to it until receipt of the next Capital Contribution payment.

o Contractor acknowledges Partnership is not in violation with terms and conditions of the contractual documents related to the Apartment Housing.

o Contractor warrants that all others parties who have supplied Work for improvement of the Apartment Housing have been paid in full.

o Contractor acknowledges the contract has been paid in full and releases any lien or right to lien against the above property.







                                   Exhibit F

         The undersigned has personal knowledge of the matters stated herein and is authorized and fully qualified to execute this document on behalf of the Contractor.


                               STAR GENERAL CONTRACTORS, L.L.C.

                               By:_____________________________
                                    Name:  ____________________
                                    Title: ____________________



















                                   Exhibit F

                                    EXHIBIT G
                                  DEPRECIATION


Real Property: Use Modified Accelerated Cost Recovery System ("MACRS") 27.5 year straight-line depreciation using the mid month convention. Real property includes buildings and building improvements.

Personal Property: Use 5-year recovery period using mid-year 200% declining balance, if it relates to residential real estate. Personal property related to commercial space must use a 7-year recovery period using mid year 200% declining balance.

The following costs have a 5-year recovery period:

o Removable appliances (not central climate control system equipment or water heaters)
o        Draperies, blinds and shades, if they would be reusable if removed
o        Carpeting, if its removal would not destroy the underlying floor
o Vinyl flooring, if its removal would be easy and not destroy the underlying floor
o        Common area furnishings
o        Photocopy equipment
o        Calculators, adding machines
o        Typewriters
o        Computers
o        Wall coverings, if their removal would not destroy the underlying wall
o        Exit signs
o Security systems (not fire protection system, sprinkler system, smoke detectors, or fire escapes)
o        Outdoor security lighting (not parking lot lighting)
o        Fire extinguishers
o Decorative lighting and sconces (not light fixtures for central lighting)
o        Outdoor decorative lighting, such as that lighting signs
o        Telephone systems
o        Corridor handrails (not bathroom or stairway)
o        Raised floors to accommodate wiring in computer rooms

The following costs have a 7-year recovery period with a mid year 200% declining balance:
o        Office furnishings
o        Cabinets and shelving
o        Bulletin boards
o        Conference or meeting room movable partitions




                                   Exhibit G

A percentage of the development fee is also allowed in personal property. The percentage is calculated by taking the ratio of personal property cost, excluding development fee, to total development costs and multiplying the development fee by the calculated ratio.

Land improvements Cost Recovery: Use 15-year recovery period using mid-year 150% declining balance. The following costs have a 15-year recovery period. Items allowed in this section are costs attributable to excavation, grading, and removing soil necessary to the proper setting of buildings. Other costs allowable in this section are as follows:

o        Roads and sidewalks
o        Concrete work (curb and gutter)
o        Fencing
o Landscaping (including, but not limited to, trees and shrubs) around the building which would be destroyed if the building were replaced
o        Decorative walls which are part of the landscaping
o        Parking lot (resurfacing it later is deducted as an expense)
o Initial parking lot striping (restriping it later is deducted as an expense)
o        Street lights and signs
o        Signs which identify the property or provide directions
o        Parking lot lighting (not outdoor security lighting)
o        Playground equipment
o        Basketball court and backboard
o        Tennis courts
o        Swimming pools
o        Jogging trails
o        Flag pole
o        Wastewater treatment plant and lift station to handle raw sewage
o        Interest expense capitalized and related to any of the above costs
o The prorata portion of the general contractor/construction company profit, overhead, and general requirements and conditions allocable to items with a 15-year cost recovery period
o The prorata portion of the developer fee, profit and overhead allocable to items with a 15-year cost recovery period

Recovery of costs of sanitary sewer system and water utility/distribution system, including the sewer system outside the buildings: the following costs have a 20-year recovery period - 150% declining balance mid-year convention.

o        Fire hydrants
o        Manhole rings and covers
o        Water meter
o        Gate valves
o        Flushing hydrants
o        Cast iron fittings
o        Valve boxes

                                   Exhibit G

o        Air release valves
o        Tapping sleeves
o        PVC water pipe (outside)
o        PVC sewer pipe (outside)
o        PVC sewer fittings



























                                   Exhibit G

                     EXHIBIT H TO THE PARTNERSHIP AGREEMENT
                              REPORT OF OPERATIONS

QUARTER ENDED: ____________________, 200__


-------------------------------------       -----------------------------------
LOCAL PARTNERSHIP:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
GENERAL PARTNER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Firm Name:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Address:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
City, State, Zip:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Phone:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
PROPERTY NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Address:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
City, State, Zip:
                                            -----------------------------------
-------------------------------------       -----------------------------------
Resident Manager:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Phone:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
ACCOUNTANT:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Firm:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Address:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
City, State, Zip:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Phone:
-------------------------------------       -----------------------------------

------------------------------------        -----------------------------------
MANAGEMENT COMPANY
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Address:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
City, State, Zip:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Phone:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Contact:
-------------------------------------       -----------------------------------

-------------------------------------------------------------------------------

                          (6) OCCUPANCY INFORMATION

A. Number of Apartment Units_____ Number of RA Units_____
                                                Number of Section 8 Tenants ____


B. Occupancy for the Quarter has: Increased ____ Decreased_____
                                                         Remained the Same _____

C. Number of:  Move-Ins ______   Move-Outs __________   % of Occupancy ______


D. Average length of tenant residency:   1-6 months ______   6-12 months ______

                                         1-3 years  ______   Over 4 years_____

E. Number of Basic rent qualified applicants on waiting list:  ________

F. If the apartments are less than 90% occupied, please explain why and describe what efforts are being made to lease-up remaining units.

 ___________________________________________________________________________

G. On site manager:   Full Time__________  Part Time____________.

   If part-time, the number of hours per week_____________.



                                   Exhibit H

                             OPERATIONAL INFORMATION

               Rent Schedule and Increases from Previous Quarter

                       Number     Monthly Rent       Rent Increases    Effective
                       of Units   Basic / Market    Amount    Percent    Date

1 Bedroom              ________   ______________    _______   _______  ________

2 Bedroom              ________   ______________    _______   _______  ________

3 Bedroom              ________   ______________    _______   _______  ________


                              PROPOSED MAINTENANCE

                                       Completed        Funded by
   Type                Description        or          Operations or     Amount
                                        Planned         Reserves
------------------------------------------------------------------------------
Interior Painting
------------------------------------------------------------------------------
Exterior Painting
------------------------------------------------------------------------------
Siding
------------------------------------------------------------------------------
Roofing
------------------------------------------------------------------------------
Drainage
------------------------------------------------------------------------------
Paving
------------------------------------------------------------------------------
Landscaping
------------------------------------------------------------------------------
Playground
------------------------------------------------------------------------------
Community Room
------------------------------------------------------------------------------
Laundry Room
------------------------------------------------------------------------------
Common Areas
------------------------------------------------------------------------------
Carpet
------------------------------------------------------------------------------
Appliances
------------------------------------------------------------------------------
Lighting
------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Please describe in detail any major repairs:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                   Exhibit H

                              CONDITION OF PROPERTY

The overall appearance of the building(s) is:

Excellent                  Good                     Fair                Bad


The overall appearance of the grounds is:

Excellent                  Good                     Fair                 Bad


                               EXTERIOR CONDITION

(Please Check Appropriate Box)
------------------------------------------------------------------------------
Type of Condition        Excellent       Good          Fair    Problems/Comments
------------------------------------------------------------------------------
Signage
-------------------------------------------------------------------------------
Parking Lots
-------------------------------------------------------------------------------
Office/Storage
-------------------------------------------------------------------------------
Equipment
-------------------------------------------------------------------------------
Community Building
-------------------------------------------------------------------------------
Laundry Room
-------------------------------------------------------------------------------
Benches/Playground
-------------------------------------------------------------------------------
Lawns, Plantings
-------------------------------------------------------------------------------
Drainage, Erosion
-------------------------------------------------------------------------------
Carports
-------------------------------------------------------------------------------
Fences
-------------------------------------------------------------------------------
Walks/Steps/Guardrails
-------------------------------------------------------------------------------
Lighting
-------------------------------------------------------------------------------
Painting
-------------------------------------------------------------------------------
Walls/Foundation
-------------------------------------------------------------------------------
Roof/Flashing/Vents
-------------------------------------------------------------------------------
Gutters/Splashblocks
-------------------------------------------------------------------------------
Balconies/Patios
-------------------------------------------------------------------------------
Doors Windows/Screens
-------------------------------------------------------------------------------
Elevators
-------------------------------------------------------------------------------


                               INTERIOR CONDITION

-------------------------------------------------------------------------------
Stairs
-------------------------------------------------------------------------------
Flooring
-------------------------------------------------------------------------------
Doors/Cabinets/Hardware
-------------------------------------------------------------------------------
Drapes/Blinds
-------------------------------------------------------------------------------
Interior Painting
-------------------------------------------------------------------------------
Refrig/Stoves/Sinks
-------------------------------------------------------------------------------
Bathroom/Tubs/Showers
    Toilets
-------------------------------------------------------------------------------

                                   Exhibit H

                                FINANCIAL STATUS

A. Replacement Reserve is: Fully-funded Under-funded Amount (complete attached schedule)
       Tax/Insurance Escrow is: Fully-funded Under-funded Amount (complete attached schedule)
       Property is operating at a:    Surplus      Deficit          Amount

       If deficit, General Partner funding?        Yes     No       Amount

       Mortgage Payments are:   On Schedule        Delinquent       Amount

       Are the taxes current?          Yes         No
       (please provide copy of paid tax bill)
       Is the insurance current?       Yes         No        Renewal Date
       (please provide copy of yearly renewal)

B.     Please note and explain any significant changes in the following:

       Administrative Expense       Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Repairs/Maintenance Expense  Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Utility Expense              Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Taxes/Insurance Expense      Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------


C.     Do you anticipate making a return to owner distribution?   Yes      No


       Explanation:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

D.     Please explain in detail any change in the financial condition:

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
E.     Any insurance claims files?  Yes______   No______
       If yes, please explain:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

                                   Exhibit H

                              SCHEDULE OF RESERVES

                            Replacement    Tax & Insurance    Other      Total


Beginning Balance:        -----------       ----------       -------    -------
Deposits:

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

Total Deposits            -----------       ----------       -------    -------

Authorized Disbursements: -----------       ----------       -------    -------
       Description:

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

Total Disbursements:     -----------        ----------       --------    ------

Ending Balance: (1)      -----------        ----------       --------    ------

Required Balance:        -----------        ----------       --------    ------

Over/under funding:      -----------        ----------       --------    ------



Prepared By:                                        Date:
-------------------------------------------------------------------------------
Firm:                                               Telephone:
-------------------------------------------------------------------------------

Reminder: Please include the following documents:

              1. Completed Report of Operations
              2. Balance Sheet
              3. Statement of Income & Expenses
              4. Rent roll for quarter ending
              5. Tax Credit Compliance Report



                                   Exhibit H

                          INITIAL TENANT CERTIFICATIONS

Partnership Name:-------------------

Fund: -------------------   Tax Credit Set-Asides Information:   Loan/Regulatory
Property Name: ----------   [ ] 20/50 or [  ] 40/60 Election     Set-Asides:
Address: ----------------   Does the 51% average apply?
         ----------------   [  ] Y [  ] N
         ----------------   Deeper Set-Aside __% @ 50% AMI
County:  ----------------


[ ] Multi-Family   [ ] Elderly           Management Company:--------------------
[ ] Number of Apartment Units            Contact Person:------------------------
[ ] Number of Exempt Units               Phone #:-------------------------------
[ ] LIHTC Apartment Housing #

-----------------------------------------------------------------------------
                                                                Gross
Unit  First Time   Move-in    # of                       # in   Income  Move-In
 #   Tenant Name    Date     Bdrms   Sq.Ft.   Set-Aside  Unit   Move-In  Limits
-------------------------------------------------------------------------------
      BIN #        Certificate of Occupancy Date:
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     BIN #          Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     BIN #           Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          INITIAL TENANT CERTIFICATIONS
                       Partnership Name:-------------------
(CONTINUED)

Tenant                                                               Tenant
Income       Income         Asset      Unit  Less Rent   Tenant      Utility
Qualified Verification  Verification   Rent   Subsidy   Payment     Allowance

-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------

                          INITIAL TENANT CERTIFICATIONS
                       Partnership Name:-------------------
(CONTINUED)

     Tenant                   Tenant            Overall
Gross     Maximum             Rent              Tenant
Rent      Rent                Qualified         Eligible

-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------


                                   Exhibit H

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT

                      Property Name:----------------------


Quarter Ending: ---------   Tax Credit Set-Asides Information:   Loan/Regulatory
                            [ ] 20/50 or [  ] 40/60 Election     Set-Asides:
Address: ----------------   Does the 51% average apply?
         ----------------   [  ] Y [  ] N
         ----------------   Deeper Set-Aside __(List Details)
County:  ----------------

                       Allocation:              Management Company:-------------
                       Pre-1990 (Rent based on                     -------------
                         number of persons)     Contact Person:    -------------
[ ] Multi-Family       Elected to change
[ ] Elderly              # Bedrooms             Phone #:           -------------
---Number of           Post-1989 (Based on
   Apartment Units       number of Bedroom)     Fax #:             -------------
---Number of                                    Prepared by:       -------------
   Exempt Units
---LIHTC Apartment Housing #
-----------------------------------------------------------------------------
                                                          Gross    Annual
Unit   Tenant    Move-in   # Of     Inc.   Set-  # in     Annual   Income
 #     Name      Date      Bdrms     %    Aside  Unit     Income   Limits
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT

Property Name:----------------------

(CONTINUED)


Annual   Tenant                                   Less
Recert.  Income      Income     Assets    Unit    Rent     Tenant
Date    Qualified   Verified   Verified   Rent   Subsidy   Payment

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                      Property Name:----------------------
(CONTINUED)


        Tenant              Tenant     Overall
Utility   Gross   Maximum    Rent       Tenat
Allow.    Rent    Rent    Qualified    Eligible

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                   Exhibit H

                                    EXHIBIT I

                               SURVEY REQUIREMENTS


         The Survey shall satisfy the minimum standard detail requirements for an ALTA/ACSM Land Title Survey, as established by ALTA, ACSM and NSPS in October of 1999, including optional items 1 through 11 and 13, and shall show the items listed below:

         (a) A scale of measurement.

         (b) A North arrow shall be shown.

         (c) A legend to explain any symbols or abbreviations appearing on the survey, and supplementary or exaggerated diagrams shall be provided as necessary, for clarity.

         (d) A point of beginning to form the basis for, or as used in, the legal description of record of the property unless a lot and block legal description is utilized. Measured and recorded distances from corners of parcels to the nearest right of way lines of streets.

         (e) The distances to the nearest intersecting street shall be indicated. Names and widths of streets and highways abutting the property surveyed and widths of rights of way shall be given. Indicate whether roads and streets are publicly dedicated; note if not physically open.

         (f) Notations of the names of adjoining owners whenever possible.

         (g) The boundaries of the Apartment Housing and monuments placed (or references to monuments found) at all major corners of the boundary of the premises.

         (h) The character of any and all evidence of possession shall be stated and the location of such evidence shall carefully given in relation to both the measured boundary lines and those established by the record.

         (i) Location and dimensions (including height and gross floor area)of all buildings, structures and other improvements situated on the Apartment Housing (such as signs, parking areas, structures, swimming pools, etc.) the number of square feet contained within the footprint of each building on the Apartment Housing, and their locations defined by measurements perpendicular to the Apartment Housing boundaries.

         (j) Show the street address(es) of the improvements.

         (k) The location and recording data for all easements (both those burdening and benefiting the Apartment Housing), encroachments, set back and building restriction lines, conflicts or protrusions from or onto adjoining property, streets or alleys. (Fully depict any appurtenant easements, showing all courses and distances.) Note any easements which cannot be located, and note easements which appear on the Apartment Housing but which are not subject to any recorded instrument.

         (l) The character and location of all walls, buildings, fences and other visible improvements within 5 feet of each side of the boundary lines shall be noted.

                                   Exhibit I

         (m) The location of driveways, alleys, access roads, sidewalks, curbs, railroad tracks and railroad rights-of-way on or crossing the Apartment Housing.

         (n) Observable evidence of cemeteries.

         (o) The location of creeks, streams, rivers, lakes, ponds (retention or otherwise) or other waterways that cross or form a boundary line of the property, including the location of high and low water marks established by the U.S. Army Corps of Engineers, where applicable.

         (p) Vicinity map showing the Apartment Housing surveyed in reference to nearby highway(s)or major street intersections(s).

         (q) Flood zone designation.

         (r) Land area by acreage and square feet.

         (s) Identify and show, if possible, setback, height and floor space area restrictions.

         (t) Parking areas and, if striped, the striping and the number of parking spaces (by category - full size, compact size, handicap reserved).

         (u) Indication of access to a public way such as curb cuts, driveways marked.

         (v) Location of all utilities serving the Premises, including without limitation:

              (i) All manholes, catch basins, valve vaults, storm drains or other surface indications of subterranean uses;

              (ii) All wires and cables (including their function) crossing the surveyed premises, all poles on or within ten feet of the surveyed premises, and the dimensions of all cross wires or overhangs affecting the surveyed premises; and

              (iii) All utility installations on the surveyed premises based upon information obtained from independent sources such as utility companies or utility locating services.

         (w) Any wetlands area(s), if known.

         (x) The political subdivision, county, state and such other notations as will accurately locate the property surveyed.

         (y) Significant observations not otherwise disclosed.







                                   Exhibit I

                       TENANT TAX CREDIT COMPLIANCE AUDIT

                         Document Transmittal Checklist

Unit Number          Property Name                                   Date


Tenant Name                                               Completed By:


Check Box for Type of Certification:         Management Company:
Initial [  ]        Annual [  ]


                                                   This Section For WNC Use Only
Check Documents Being Sent
                                                      Received.  Reviewed
___Internal Checklist or worksheet                    [   ]      [  ] ----------
___Initial - Rental Application/Rental Agreement      [   ]      [  ] ----------
___Initial - Questionnaire of Income/Assets           [   ]      [  ] ----------
___Recertification - Questionnaire of Income/Assets   [   ]      [  ] ----------
___Recertification - Addendum to Lease                [   ]      [  ] ----------
___Employment Verification                            [   ]      [  ] ----------
___Employment Termination Verification                [   ]      [  ] ----------
___Military  Verification                             [   ]      [  ] ----------
___Verification of Welfare Benefits                   [   ]      [  ] ----------
___Verification of Social Security Benefits           [   ]      [  ] ----------
___Verification of Disability Benefits                [   ]      [  ] ----------
___Unemployment Verification                          [   ]      [  ] ----------
___Verification of Unemployment Compensation          [   ]      [  ] ----------
___Verification Workmen'S Compensation                [   ]      [  ] ----------
___Retirement/Annuities Verification                  [   ]      [  ] ----------
___Verification of Veterans Pension                   [   ]      [  ] ----------
___Verification of Child Support                      [   ]      [  ] ----------
___Verification of Alimony Support                    [   ]      [  ] ----------
___Disposed of Assets Last 2 years                    [   ]      [  ] ----------
___Real Estate                                        [   ]      [  ] ----------
___Investment                                         [   ]      [  ] ----------
___Assets Verifications (savings, stocks etc.)        [   ]      [  ] ----------
___Trusts/with Current Tax Return                     [   ]      [  ] ----------
___Lump Sum Settlements                               [   ]      [  ] ----------
___Notarized Affidavit of Support                     [   ]      [  ] ----------
___Certification of Handicap                          [   ]      [  ] ----------
___Notarized Self-Employed-Tax Return                 [   ]      [  ] ----------
___Notarized statement of no income                   [   ]      [  ] ----------
___Tenant Certification                               [   ]      [  ] ----------

                          This Section For WNC Use Only

         YES  NO
         [  ] [  ]   Are all required forms completed?
         [  ] [  ]   Are all required forms dated?
         [  ] [  ]   Did the Manager and Tenant sign all documents?
         [  ] [  ]   Third party verification of income completed?
         [  ] [  ]   Third party verification of assets completed?
         [  ] [  ]   Are verifications completed for all members 18 years and
                     over?
         [  ] [  ]   Did all the members of the household 18 yrs. and
         [  ] [  ]   over sign all documents?
         [  ] [  ]   Is lease completed with a minimum of six months/ SRO
                     monthly?
         [  ] [  ]   Addendum completed?
         [  ] [  ]   Tenant Certification completed?
         [  ] [  ]   Are all members of the household full-time students?
         [  ] [  ]   Is utility allowance correct?
         [  ] [  ]   Is correct income limit being used?
         [  ] [  ]   Is correct rent limit being used?

                    For tenants with no income

         [  ] [  ]   Was notarized statement of no income obtained with tax
                     return?
         [  ] [  ]   Or Were all sources verified (AFDC, Unemployment,
                     Soc. Sec., Disability)?

                        TAX CREDIT COMPLIANCE MONITORING:
                              ANNUAL CERTIFICATION

         As General Partner of Ottawa Gracefield Limited Partnership, I hereby certify as to the following:

         1. Ottawa Gracefield Limited Partnership owns a 24 unit project ("Apartment Housing") in the City of Ottawa, LaSalle County, Illinois.

         2. An annual income certification (including supporting documentation) has been received from each tenant. The income certification reflects that the tenant's income meets the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Internal Revenue Code ("Code").

         3. The Apartment Housing satisfies the requirements of the applicable minimum set aside test as defined in Section 42(g)(1) of the Code.

         4. Each unit within the Apartment Housing is rent restricted as defined in Section 42(g)(2) of the Code.

         5. Each unit in the Apartment Housing is available for use by the general public and not for use on a transient basis.

         6. Each building in the Apartment Housing is suitable for occupancy in accordance with local health, safety, and building codes.

         7. During the preceding calendar year, there had been no change in the eligible basis, as defined in Section 42(d) of the Code, of any building within the Apartment Housing.

         8. All common area facilities included in the eligible basis of the Apartment Complex are provided to the tenants on a comparable basis without a separate fee to any tenant in the Apartment Housing.

         9. During the preceding calendar year when a low income unit in the Apartment Housing became vacant reasonable attempts were made to rent that unit to tenants whose incomes met the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Code and while that unit was vacant no units of comparable or smaller size were rented to tenants whose income did not meet the income limitation applicable to the Apartment Housing pursuant to
Section 42(g)(1) of the Code.

         10. If the income of a tenant in a low income unit increased above the limit allowed in Section 42 (g)(2)(D)(ii), then the next available unit of comparable or smaller size was rented to tenants whose incomes met the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Code.

IN VERIFICATION OF THE FOREGOING ENCLOSED HEREWITH IS A COPY OF THE ANNUAL INCOME CERTIFICATION RECEIVED FROM EACH TENANT IN THE APARTMENT HOUSING. UPON REQUEST I WILL PROVIDE COPIES OF ALL DOCUMENTATION RECEIVED FROM THE TENANT TO SUPPORT THAT CERTIFICATION.

         I declare under penalty of perjury under the law of the State of Illinois that the foregoing is true and correct.

         Executed this ____ day of ____________ at _____________, _____________.

         __________________________

                      Calculation of Debt Service Coverage


                                      Month 1        Month 2       Month 3
                                    ------------   ------------  ------------

           INCOME

  Gross Potential Rent
  Other Income
  Vacancy Loss                      ------------   ------------  ------------
  Adjusted Gross Income             ------------   ------------  ------------

      OPERATING EXPENSES

  Utilities
  Maintenance
  Management Fee
  Administration
  Insurance
  Real Estate Taxes
  Other Expenses                    ------------   ------------  ------------
  Total Operating Expenses          ------------   ------------  ------------

  Net Operating Income (1)
  Accrual adjustments for:
              R/E Taxes
              Insurance
              Tax/ Accounting
              Other
  Replacement Reserves
                                    ------------   ------------  ------------
  Income for DSC Calculation        ============   ============  ============

  Stabilized Debt Service
                                    ------------   ------------  ------------

  Debt Service Coverage (2)
                                    ------------   ------------  ------------

Please submit this form along with the following supporting documentation:

Monthly Financial Reports (income statement, balance sheet, general ledger and rent rolls)
Operating Budget
Copies of bank statements

(1) This number should reconcile easily with the monthly financial statements.

(2) The ratio between the Income for DSC calculation and Stabilized Debt Service. As example, a 1.15 DSC means that for every $1.00 of Stabilized Debt Service required to be paid there must be $1.15 of Net Operating Income available.

                            DEVELOPMENT FEE AGREEMENT

     This Development Fee Agreement ("Agreement") is entered into as of the date written below by and between Star Development, L.L.C., a Delaware limited liability company ("Developer") and Ottawa Gracefield Limited Partnership, an Illinois limited partnership ("Owner"). Developer and Owner collectively may be referred to as the "Parties" or individually may be referred to as a "Party".

                                    RECITALS

     A. Owner has acquired the real property located in the City of Ottawa, LaSalle County, Illinois, as more particularly described in Exhibit A attached hereto and incorporated herein (the "Real Property").

     B. Owner intends to develop on the Real Property a 24 unit rental housing complex and other related improvements, which is intended to qualify for federal low-income housing tax credits (the "Apartment Housing").

     C. Prior to the date of this Agreement, Developer has performed substantial development services with respect to the Apartment Housing as specified in
Section 2.3 of this Agreement. Developer has also agreed to oversee the rehabilitation of the Apartment Housing until all rehabilitation work is completed and to provide certain services relating thereto. The Parties recognize and acknowledge that the Developer is, and has been, an independent contractor in all services rendered to, and to be rendered to, the Owner pursuant to this Development Fee Agreement.

     D. Owner desires to commit its existing development agreement with Developer into writing through this Development Fee Agreement for Developer's services to manage, oversee, and complete development of the Apartment Housing. Developer desires to commit its existing development agreement with Owner into writing through this Development Fee Agreement and Developer is willing to assign all development rights to the Apartment Housing to Owner, to undertake performance of such development services, and to fulfill all obligations of the Developer set forth in this Agreement, in consideration of Owner's restated promise to pay to Developer the fee specified in this Agreement.

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises and undertakings in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Developer agree as follows.

                                    SECTION 1
                               CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall, when capitalized, have the following meanings:

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Contractor" means Star General Contractors, L.L.C.

     "Department" means the Illinois agency responsible for the reservation and allocation of Tax Credits.

     "Development  Fee"  means the fee for  development  services  described  in
Section 2 of this Agreement.

     "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Ottawa Gracefield Limited Partnership, an Illinois limited partnership.

     "Tax Credits" means the low-income  housing tax credits found in Section 42
of  the  Code,  and  all  rules,   regulations,   rulings,   notices  and  other
promulgations thereunder.

                                    SECTION 2
                     ENGAGEMENT OF DEVELOPER; FEE; SERVICES

     2.1 Engagement; Term. Owner hereby confirms the engagement of Developer to act as developer of the Apartment Housing, and to perform the various covenants and obligations of the Developer under this Agreement. Developer hereby confirms and accepts such engagement and agrees to perform fully and timely each and every one of its obligations under this Agreement. The term of such engagement shall commence on the date hereof and subject to the pre-payment provisions of
Section 3 shall expire on December 31, 2015.

     2.2 Development Fee. In consideration of Developer's prior activities and Developer's agreement to provide development services during the term of this Agreement, Owner agrees to pay the Developer a Development Fee in the amount of $161,040 ("Development Fee"). The Development Fee shall be payable in accordance with Section 3 of this Agreement.

     2.3 Development Services.

     (a) Prior Services. Owner acknowledges that Developer has performed substantial development services relating to the Apartment Housing. Such services (the "Prior Services") included the following.

     (1) Developer has identified a Contractor and recommended to the Owner to enter into a construction contract with the Contractor for the building of the Apartment Housing.

     (2) Developer has: estimated the cost of rehabilitation; determined the rehabilitation period; prepared a monthly-estimated construction chart reflecting the construction services required each month; and prepared a preliminary Development Budget.

     (3) Developer has reviewed the plans and specifications for compliance with design criteria and construction contracts.

     (4) Developer has identified an architect and recommended to the Owner to execute an architectural contract for the planning and design of the Apartment Housing.

     (5) Developer has placed its own capital at risk in anticipation of the Apartment Housing being constructed, leased and Tax Credits awarded.

     (6) Intentionally omitted.

     (7) Developer has negotiated and conferred with an insurance carrier to provide a builder's risk policy during rehabilitation.

     (b) Future Services. Developer shall monitor renovation of the Apartment Housing for Owner and shall provide Owner with information requiring intervention to resolve construction issues. Owner shall allow Developer full access to the Apartment Housing during the renovation period. Developer and Developer's agents shall perform their work in a manner that minimizes interference with the management and operation of the Apartment Housing.

     (1) Developer shall exert its best efforts to ensure that the Contractor performs its obligations under the construction contract in a diligent and timely manner.

     (2)  Developer  shall  monitor  pre-construction   conferences  and  review
pre-construction documents, including drawings, specifications, contracts, and schedules.

     (3) Developer shall identify construction issues and inform Owner of the same.

     (4) Developer shall review subcontract bids received by the Contractor.

     (5) Developer shall monitor field order and change order procedures and inform the Owner.

     (7) Developer shall attend construction progress meetings at the Apartment Housing site to monitor construction progress and report to the Owner the outcome of meetings.

     (8) Developer shall review the Contractor's monthly pay applications.

     (9) Developer shall monitor the Contractor's progress with respect to the approved Apartment Housing schedule and keep the Owner informed of all pertinent Apartment Housing issues and construction progress.

     (10) Developer shall advise Owner with respect to relations with engineers, architects, and other construction professionals.

     (11) Developer shall maintain relations with the City of Ottawa and other governmental authorities having jurisdiction over development of the Apartment Housing and inform the Owner of any construction or building issues.

     (c) Assignment of Development Rights. Developer hereby assigns to Owner all rights to the development of the Apartment Housing, including but not limited to, all tangible and intangible rights arising with respect to the name

Partnership  Name,  the  design  of  the  Apartment   Housing,   the  plans  and
specifications for the Apartment Housing and all rights arising under the agreements with Apartment Housing architects, engineers and other Apartment Housing design and construction professionals.

                                    SECTION 3
                            DEVELOPMENT FEE PAYMENTS

     3.1 Payment of Development Fee. The Development Fee shall be paid to the Developer from capital contribution payments received by the Owner in accordance with Section 9.2(b) of the Partnership Agreement. If the Development Fee is not paid in full in accordance with Section 9.2(b) of the Partnership Agreement then the balance of the Development Fee shall be paid from available net operating income in accordance with the terms of Section 11.1 of the Partnership
Agreement, but in no event later than December 31, 2015. Also, if the Development Fee is not paid in full in accordance with Section 9.2(b) of the Partnership Agreement then Owner shall provide Developer with a note payable to Developer ("Development Fee Note") in a principal amount equal to the unpaid balance of the Development Fee. The Development Fee Note shall accrue interest at a rate equal to the applicable federal rate in effect as of the date of the last capital contribution payment referenced in Section 7.2 of the Partnership Agreement. The Development Fee Note shall be paid out of Net Operating Income pursuant to Section 11.1 of the Partnership Agreement, but the Owner shall pay to the Developer any unpaid principal and accrued interest on the eleventh anniversary of the Completion Date.


     3.2 Accrual of Development Fee. The Development Fee shall be earned no later than the end of the first year of the tax credit period referenced in
Section 42(f)(1) of the Code. Once any portion of the Development Fee has been earned, it shall be payable by the Partnership in all events.

                                    SECTION 4
                                   TERMINATION

     Neither Party to this Agreement shall have the right to terminate this Agreement prior to the expiration of the term without cause. Owner may terminate this Agreement without further liability, for cause, which shall mean any one of the following:

     (a) a material breach by Developer of its obligations under this Agreement that is not cured within thirty (30) days after notice thereof (or, as to any non-monetary obligations that is not reasonably capable of cure within 30 days, and provided that cure is commenced within 10 days of notice and diligently pursued thereafter to completion, within such time as may reasonably be necessary to complete such cure);

     (b) a fraudulent or intentionally incorrect report by Developer to Owner with respect to the Apartment Housing; or

     (c) any intentional misconduct or gross negligence by Developer with respect to its duties under this Contract.

     Upon proper termination of this Agreement by Owner pursuant to this Section 4, all rights of Developer to receive unearned Development Fees pursuant to this Agreement with respect to services not yet performed shall terminate. Developer shall receive the full Development Fee for Prior Services and shall receive a portion of the Development Fee for Future Services based on the percentage of Completion of Rehabilitation of the Apartment Housing at the time of termination. Nothing in this Section 4 shall be deemed to prevent Owner from bringing an action against Developer to recover fully all damages resulting from any of the causes set forth in paragraphs (a), (b) or (c) above, or to prevent Owner from contending in any action or proceeding that the Future Services were not earned by Developer.

                                    SECTION 5
                               GENERAL PROVISIONS

     5.1 Notices. Notices required or permitted to be given under this Agreement shall be in writing sent by overnight courier or mail, postage prepaid, return receipt requested, to the Parties at the following addresses, or such other address as is designated in writing by the Party; provided, however, that any written communication containing such information sent to a Party actually received by a Party shall constitute notice for all purposes of this Agreement.

         If to Developer:  Star Development, L.L.C.
                           6735 Vistagreen Way
                           Suite 310
                           Rockford, IL  61107

         If to Owner:      Ottawa Gracefield Limited Partnership
                           6735 Vistagreen Way
                           Suite 310
                           Rockford, IL  61107


     5.2 Interpretation.

     (a) Headings. The section headings in this Agreement are included for convenience only; they do not give full notice of the terms of any portion of this Agreement and are not relevant to the interpretation of any provision of this Agreement.

     (b) Relationship of the Parties. Neither Party hereto shall be deemed an agent, partner, joint venturer, or related entity of the other by reason of this Agreement and as such neither Party may enter into contracts or agreements which bind the other Party.

     (c) Governing Law. The Parties intend that this Agreement shall be governed by and construed in accordance with the laws of the state of Illinois applicable to contracts made and wholly performed within Illinois by persons domiciled in Illinois.

     (d) Severability. Any provision of this Agreement that is deemed invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining provisions of this Agreement.

     5.3 Integration; Amendment. This Agreement constitutes the entire agreement of the Parties relating to the subject matter hereof. There are no promises, terms, conditions, obligations, or warranties other than those contained herein. This Agreement supersedes all prior communications, representations, or agreements, verbal or written, among the Parties relating to the subject matter hereof. This Agreement may not be amended except in writing.

     5.4 Attorney' Fees. If any suit or action arising out of or related to this Agreement is brought by any Party to any such document, the prevailing Party shall be entitled to recover the costs and fees (including without limitation reasonable attorneys' fees and costs of experts and consultants, copying, courier and telecommunication costs, and deposition costs and all other costs of discovery) incurred by such Party in such suit or action, including without limitation to any post-trial or appellate proceeding.

     5.5 Binding Effect. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Parties hereto and their respective successors, heirs, and permitted assigns.

     5.6 Assignment. Neither Party may assign this Agreement without the consent of the other Party. No assignment shall relieve any Party of liability under this Agreement unless agreed in writing to the contrary.

     5.7 Third-Party Beneficiary Rights. No person not a Party to this Agreement is an intended beneficiary of this Agreement, and no person not a Party to this Agreement shall have any right to enforce any term of this Agreement. Notwithstanding the Parties acknowledge that Limited Partner's Name shall have the right to enforce any term of this Agreement.

     5.8 Related Parties. The Parties acknowledge that the Owner and Developer are related parties under Code Section 267 and that Owner is an accrual basis taxpayer. As such, the Parties agree and consent that each and every year during the term of this Agreement that Owner accrues any or all of the principal and/or interest of the Development Fee that the Developer (whether or not an accrual basis taxpayer) will include an equal amount in Developer's income tax return for that year.

     5.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on all the Parties, notwithstanding that all Parties are not signatories to the same counterpart.

     5.10 Further Assurances. Each Party agrees, at the request of the other Party, at any time and from time to time after the date hereof, to execute and deliver all such further documents, and to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to perfect the transfers or rights contemplated herein or otherwise to confirm or carry out the provisions of this Agreement.

     5.11 Mandatory Arbitration. Any person enforcing this Agreement may require that all disputes, claims, counterclaims, and defenses ("Claims") relating in any way to this Agreement or any transaction of which this Agreement is a part (the "Transaction"), be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Title 9 of the U.S. Code. All claims will be subject to the statutes of limitation applicable if they were litigated.

     If arbitration occurs, one neutral arbitrator will decide all issues unless either Party's Claim is $100,000 or more, in which case three neutral arbitrators will decide all issues. All arbitrators will be active Illinois State Bar members in good standing. In addition to all other powers, the arbitrator(s) shall have the exclusive right to determine all issues of arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction.

     If either Party institutes any judicial proceeding relating to the Transaction, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition, both Parties have the right before, during, and after any arbitration to exercise any of the following remedies, in any order or concurrently: (i) setoff, (ii) self-help repossession, (iii) judicial or non-judicial foreclosure against real or personal property collateral, (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery, and replevin.

     This arbitration clause cannot be modified or waived by either Party except in a writing that refers to this arbitration clause and is signed by both Parties.


                    [Signatures begin on the following page]

     IN WITNESS WHEREOF, the Parties have caused this Development Fee Agreement to be executed as of __________, 2004.


                                  DEVELOPER:

                                  STAR DEVELOPMENT, L.L.C.

                                  By:   Star-Holdings of Illinois, L.L.C.,
                                        its sole member

                                  By:   ______________________
                                        Michael K. Moore
                                        Managing Member


                                  OWNER:

                                  OTTAWA GRACEFIELD LIMITED PARTNERSHIP

                                  By:   Ottawa Gracefield G/P, L.L.C, its
                                        general partner


                                  By:   ____________________________
                                        Michael K. Moore
                                        Manager

                                    EXHIBIT A

                                LEGAL DESCRIPTION



The South 2.00 acres of Parcel A of Gracefield Subdivision, being a part of the East Half of the Southwest Quarter of Section Thirty Six (36), Township Thirty Four (34) North, Range Three (3) East of the Third Principal Meridian, according to the Plat thereof recorded April 24, 1974 in Plat Book 1, Pages 85 and 86 as Document #602462, bounded and described as follows, to wit: Beginning at the Southwest corner of said Parcel A, thence Easterly along the Southerly line of said Parcel A, a distance of 302.14 feet to the West right of way of Cherie Lane, thence Northeasterly along said West right of way line at an angle of 120 27' 20" as measured clockwise from the last described course, a distance of
151.61 feet, thence Northeasterly along said West right of way, as said line is curved concave from Northwesterly having a radius of 365.00 feet, at an angle to the chord of 170 52' 47", an arc distance of 116.20 feet, thence Westerly parallel to the South line of said Parcel A, at an angle of 68 39' 53" as measured clockwise from the land described chord, a distance of 413.38 feet to the West line of said Parcel A, then Southerly along said West line at an angle of 91 43' 46" as measured clockwise from the last described course, a distance of 238.58 feet to the point of beginning, in LaSalle County, Illinois.


ADDRESS:        2727 Cherie Lane
                Ottawa, Illinois

                                 DEVELOPMENT FEE
                               GUARANTY AGREEMENT

         FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreement of Star Development, L.L.C., a Delaware limited liability company (the "Developer") to permit deferral of the $161,040 development fee due from Ottawa Gracefield Limited Partnership, an Illinois limited partnership ("Debtor"), to the Developer, the undersigned guarantors (jointly and severally, the "Guarantor"), hereby unconditionally guarantee the full and prompt payment when due, whether by acceleration or otherwise of that certain Developer Fee from Debtor to the Developer, evidenced by the Development Fee Agreement dated the even date herewith, and incorporated herein by this reference. The foregoing described debt is referred to hereinafter as the "Liabilities" or "Liability."

         The undersigned further agree to pay all expenses paid or incurred by the Debtor or Developer in endeavoring to collect the Liabilities, or any part thereof, and in enforcing the Liabilities or this Development Fee Guaranty Agreement (including reasonable attorneys' fees if collected or enforced by law or through an attorney-at-law). The undersigned hereby represents and warrants that the extension of credit or other financial accommodations by the Developer to Debtor will be to the interest and advantage of the undersigned, and acknowledges that this Guaranty Agreement is a substantial inducement to the Developer to extend credit to Debtor and that the Developer would not otherwise extend credit to Debtor.

         Debtor or Developer may, from time to time, without notice to or consent of the undersigned, (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities and (c) resort to the undersigned for payment of any of the Liabilities, whether or not the Debtor or Developer shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have preceded against any other party primarily or secondarily liable on any of the Liabilities.

         Debtor and Developer must mutually agree to (a) extend or renew for any period this Agreement (whether or not longer than the original period) or alter any of the Liabilities, (b) release or compromise any Liability of the undersigned hereunder or any Liability of any other party or parties primarily or secondarily liable on any of the Liabilities, or (c) release, compromise or subordinate its title or security interest, or any part thereof, if any, in all or any property now or hereafter securing any of the Liabilities or any obligation hereunder, and permit any substitution or exchange for any such property,

         The undersigned hereby expressly waives: (a) notice of the existence or creation of all or any of the Liabilities, (b) notice of any amendment or modification of any of the instruments or documents evidencing or securing the Liabilities, (c) presentment, demand, notice of dishonor and protest, (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for any of the foregoing, and (e) the right to require the Developer to proceed against Debtor on any of the Liabilities, though nothing herein shall prevent the Developer from proceeding against Debtor on any of the Liabilities.

         In the event any payment of Debtor to the Developer is held to constitute a preference under the bankruptcy laws, or if for any other reason the Developer is required to refund such payment or pay the amount thereof to any other party, such payment by Debtor to the Developer shall not constitute a release of Guarantor from any Liability hereunder, but Guarantor agrees to pay such amount to the Developer upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

         No delay or failure on the part of the Developer in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Developer of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. No action of the Developer permitted hereunder shall in any way impair or affect this Guaranty Agreement. For the purpose of this Development Fee Guaranty Agreement, the Liabilities of Debtor to the Developer are guaranteed notwithstanding any right or power of Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder.

         Any payment from Guarantor directly to Developer in accordance with this Agreement shall be classified and booked as a non-refundable cost overrun payment from Guarantor to Debtor in consideration of this Development Fee Guaranty Agreement and then a payment by Debtor to Developer in consideration of the Development Fee Agreement, provided that any payments made to the Partnership under the guarantee of Development Fee payment pursuant to Section 6.3(b) of the Partnership Agreement shall be included in the Capital Account of the General Partner.

         The Guarantor further agrees to maintain a minimum aggregate net worth of $1,000,000 during the term of this Development Fee Guaranty Agreement, provided that this amount may be reduced by the net worth of the Debtor. Failure to maintain such net worth shall be deemed a default by the Guarantor of its obligations hereunder.

         This Development Fee Guaranty Agreement shall be binding upon the undersigned, and upon the legal representatives, heirs, successors and assigns of the undersigned, and may be enforced against them by the Debtor or Developer or their legal representatives, heirs, successors and assigns.

         This Development Fee Guaranty Agreement has been made and delivered in the State of Illinois and shall be construed and governed under Illinois law.

         Whenever possible, each provision of the Development Fee Guaranty Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Development Fee Guaranty Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Development Fee Guaranty Agreement.

         Whenever the singular or plural number, masculine or feminine or neuter is used herein, it shall equally include the other where applicable. In the event this Development Fee Guaranty Agreement is executed by more than one guarantor, this Development Fee Guaranty Agreement and the obligations hereunder are the joint and several obligation of all the undersigned.

         Guarantor consents to the jurisdiction of the courts in the State of Illinois and/or to the jurisdiction and venue of any United States District Court in the State of Illinois having jurisdiction over any action or judicial proceeding brought to enforce, construe or interpret this Guaranty. Guarantor agrees to stipulate in any such proceeding that this Guaranty is to be considered for all purposes to have been executed and delivered within the geographical boundaries of the State of Illinois, even if it was, in fact, executed and delivered elsewhere.

         IN WITNESS WHEREOF, the undersigned have hereunto caused this Development Fee Guaranty Agreement to be executed as of _________, 2004.


                                           GUARANTOR:

                                           STAR-HOLDINGS OF ILLINOIS, L.L.C.

Witness:

_____________________                      By:  ________________________
                                                Michael K. Moore
                                                Managing Member

_____________________
Notary Public

My Commission Expires:  ____________

(NOTARY SEAL)


                                           Address for Guarantor:
                                           6735 Vistagreen Way
                                           Suite 310
                                           Rockford, IL  61107

                         DEVELOPMENT, CONSTRUCTION AND
                           OPERATING BUDGET AGREEMENT

         This Development, Construction and Operating Budget Agreement ("Agreement") is entered into as of the date written below by and between Ottawa Gracefield Limited Partnership, an Illinois limited partnership ("Owner"), Ottawa Gracefield G/P, L.L.C. ("General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 11, a California limited partnership (the "Limited Partner"), and WNC Housing, L.P., a California limited partnership (the "Special Limited Partner"). Owner, General Partner, Limited Partner and Special Limited Partner collectively may be referred to as the "Parties" or individually may be referred to as a "Party".

                                    RECITALS

         A. Owner has acquired approximately 2 acres of land in the City of Ottawa, LaSalle County, Illinois (the "Real Property").

         B. Owner intends to develop on the Real Property a 24 unit rental housing complex and other related improvements for elderly use intended to qualify for federal low-income housing tax credits (collectively, the "Apartment Housing").

         C. On even date herewith, an amended and restated partnership agreement for Owner (the "Partnership Agreement") was entered into by and between the General Partner, the Limited Partner and the Special Limited Partner (the Partnership Agreement is incorporated herein by this reference as if the same were reproduced in full and any capitalized terms not defined in this Agreement shall have the meaning as defined in the Partnership Agreement).

         D. The Parties recognize and acknowledge that the final construction cost determination involves substantial negotiations with lenders, contractors and governmental authorities.

         E. The Parties recognize and acknowledge that a final operating budget involves substantial negotiations with lenders and governmental authorities.

         F. Limited Partner's and Special Limited Partner's decision to execute the Partnership Agreement is based, in part, on their acceptance of the sources of funds available to develop the Apartment Housing, the cost of construction to renovate the Apartment Housing and the operating budget necessary to provide a positive Debt Service Coverage.

         Now, therefore, in consideration of the foregoing recitals which are a part of this Agreement, the mutual promises and undertakings in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

         1. Source of Funds. Attached hereto as Exhibit "A" and incorporated herein by this reference is the Apartment Housing Source of Funds. The Source of Funds has been specified in the Partnership Agreement as the Second Loan, the Mortgage, the Capital Contribution of the General Partner, the Capital Contribution of the Limited Partner and the Capital Contribution of the Special Limited Partner. Unless expressly permitted in the Partnership Agreement,

Consent of the Special Limited Partner is required for any change to the Source of Funds.

         2. Development Budget. Attached hereto as Exhibit "B" and incorporated herein by this reference is the Development Budget in an amount equal to $1,586,006. Owner acknowledges and represents that the attached Development Budget includes the total costs and expenses to acquire, develop and construct the Real Property and the Apartment Housing.

         3. Construction Proforma. Attached hereto as Exhibit "C" and incorporated herein by this reference is the Construction Proforma. Owner acknowledges and represents that the attached Construction Proforma has been reviewed by and approved by the Second Lender if applicable, Mortgage lender if applicable and any governmental authorities if applicable. In accordance with the Partnership Agreement, if the development costs, less the Development Fee, exceed the sum of the Capital Contributions and the proceeds of the Mortgage and the Second Loan then the General Partner shall be responsible for and shall be obligated to pay such deficiencies.

         4. Operating Proforma. Attached hereto as Exhibit "E" and incorporated herein by this reference is the Operating Proforma. Owner acknowledges and represents that the attached Operating Proforma has been reviewed by and approved by the Second Lender, the Mortgage lender and any governmental authorities if applicable.

         5. Notices. Any notice given pursuant to this Agreement may be served personally on the Party to be notified, or may be mailed, first class postage prepaid, to the following address, or to such other address as a Party may from time to time designate in writing:

         To the General Partner:           Ottawa Gracefield G/P, L.L.C.
                                           6735 Vistagreen Way
                                           Suite 310
                                           Rockford, IL  61107

         To the Limited Partner:           WNC Housing Tax Credit Fund VI, L.P.,
                                              Series 11
                                           c/o WNC & Associates, Inc.
                                           17782 Sky Park Circle
                                           Irvine, CA  92614-6404

         To the Special Limited Partner:   WNC Housing, L.P.
                                           17782 Sky Park Circle
                                           Irvine, CA  92614-6404

         6. Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.

         7. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         8. Captions. Captions to and headings of the Sections of this Agreement are solely for the conveniences of the Parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

         9. Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         10. Governing Law. This Agreement and its application shall be governed by the laws of Illinois.

         11 Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing Party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.


                    [Signatures begin on the following page]

         In Witness Whereof, this Development, Construction and Operating Budget Agreement is made and entered into as of ________, 2004.


                                     GENERAL PARTNER:

                                     OTTAWA GRACEFIELD G/P, L.L.C., a
                                     _________ limited liability company


                                     By: ________________________
                                         Michael K. Moore
                                         Manager



                                     LIMITED PARTNER:

                                     WNC HOUSING TAX CREDIT FUND VI, L.P.,
                                     Series 11, a California limited partnership


                                     By:  WNC & Associates, Inc., a California
                                          corporation, its general partner

                                          By: ________________________
                                              David N. Shafer,
                                              Executive Vice President


                                     SPECIAL LIMITED PARTNER:

                                     WNC Housing, L.P., a California limited
                                     partnership

                                     By:  WNC & Associates, Inc., a California
                                     limited partnership, its general partner

                                     By: ________________________
                                         David N. Shafer,
                                         Executive Vice President

                   EXHIBIT A TO DEVELOPMENT, CONSTRUCTION, AND
                           OPERATING BUDGET AGREEMENT

                                 SOURCE OF FUNDS

                   EXHIBIT B TO DEVELOPMENT, CONSTRUCTION, AND
                           OPERATING BUDGET AGREEMENT

                               DEVELOPMENT BUDGET

                   EXHIBIT C TO DEVELOPMENT, CONSTRUCTION, AND
                           OPERATING BUDGET AGREEMENT

                              CONSTRUCTION PROFORMA

                   EXHIBIT D TO DEVELOPMENT, CONSTRUCTION, AND
                           OPERATING BUDGET AGREEMENT

                               OPERATING PRO FORMA

                   CONSTRUCTION COMPLETION GUARANTY AGREEMENT

         This Construction Completion Guaranty Agreement ("Agreement") is entered into this ___ day of ________, 2004 by Star-Holdings of Illinois, L.L.C ("Guarantor"); Ottawa Gracefield Limited Partnership (the "Partnership"); and WNC Housing Tax Credit Fund VI, L.P., Series 11 ("Limited Partner"). Guarantor, the Partnership and Limited Partner collectively may be referred to as the "Parties" or individually may be referred to as a "Party".

                                    RECITALS

         WHEREAS, on even date herewith, an amended and restated partnership agreement for the Partnership (the "Partnership Agreement") was entered into by and between Ottawa Gracefield G/P, L.L.C. as the general partner (the "General Partner") and WNC Housing Tax Credit Fund VI, L.P., Series 11 as the limited partner (the "Limited Partner"). The Partnership Agreement is incorporated herein by this reference as if the same were reproduced in full and any capitalized terms not defined in this Agreement shall have the meaning as defined in the Partnership Agreement.

         WHEREAS, pursuant to the terms of the Partnership Agreement, the General Partner: is required to guarantee, inter alia, the completion of renovation of a 24 unit housing complex for families and elderly low-income tenants located in the City of Ottawa, LaSalle County, Illinois, located on land described in Exhibit "A" attached hereto and incorporated herein by this reference, and any and all improvements now or hereafter to be constructed thereon ("Apartment Housing").

         WHEREAS, the Limited Partner would not have entered into the Partnership Agreement as a limited partner but for the agreement of Guarantor to provide the financial funds necessary to obtain Completion of Construction. Guarantor is an affiliate of the General Partner and will therefore benefit from the acquisition by the Limited Partner of a limited partnership interest in the Partnership.

         NOW THEREFORE, in consideration of the foregoing and the promises, covenants and undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

         SECTION 1. Guarantor hereby jointly and severally, along with the General Partner (or any successors) guarantees to Ottawa Gracefield Limited Partnership and the Limited Partner, as applicable, the prompt payment and full performance of the provisions under Section 6.2 of the Partnership Agreement, including all modifications thereof, pursuant to and in accordance with the terms and conditions set forth in the Partnership Agreement and in this Agreement. Guarantor further agrees to maintain a minimum aggregate net worth of $1,000,000 during the term of this Agreement, provided that this amount may be reduced by the net worth of the Partnership. Failure to maintain such net worth shall be deemed a default by Guarantor of its obligations hereunder.

         SECTION 2. Guarantor further agrees to pay all expenses paid or incurred by Ottawa Gracefield Limited Partnership and/or Limited Partner in endeavoring to collect Guarantor's obligations, or any part thereof, and in enforcing the provisions of this Agreement, including reasonable attorneys' fees if collected or enforced by law or through an attorney-at-law.

         SECTION 3. No delay or failure on the part of the Partnership or Limited Partner in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Partnership of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. No action of the Partnership permitted hereunder shall in any way impair or affect this Agreement. For the purpose of this Agreement, Guarantor's obligations are guaranteed notwithstanding any right or power of anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such third party claim or defense shall impair or affect the obligations of Guarantors hereunder.

         SECTION 4. This Agreement shall be binding upon the Parties, and upon their heirs, successors and assigns.

         SECTION 5. This Agreement has been made and delivered in the state of Illinois and shall be construed and governed under Illinois law.

         SECTION 6. Whenever possible, each provision of the Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 7. The Parties recognize and acknowledge, and Guarantor agrees and consents, that if Ottawa Gracefield Limited Partnership does not take legal action to enforce this Agreement, if and when by the terms of this Agreement it is enforceable, then the Limited Partner, may on its own behalf and in its own name commence legal proceedings to enforce the terms of this Agreement.

         SECTION 8. Whenever the singular or plural number, masculine or feminine or neuter is used herein, it shall equally include the other where applicable.

         SECTION 9. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         SECTION 10. The Parties consent to the jurisdiction and venue of the courts of the State of Illinois having jurisdiction over LaSalle County in any action or judicial proceeding brought to enforce, construe or interpret this Agreement. The Parties agree to stipulate in any such proceeding that this Agreement is to be considered for all purposes to have been executed and delivered within the geographical boundaries of the State of Illinois, even if it was, in fact, executed and delivered elsewhere.

     IN WITNESS WHEREOF, the Parties hereto have set their hands and seals this ____ day of _________, 2004.

                                        GUARANTOR:



                                        STAR-HOLDINGS OF ILLINOIS, L.L.C.


                                        By: _______________________
                                            Michael K. Moore
                                            Managing Member


                                        OWNER:

                                        OTTAWA GRACEFIELD LIMITED PARTNERSHIP

                                        By: Ottawa Gracefield G/P, L.L.C., its
                                            general partner


                                        By: _________________________
                                            Michael K. Moore
                                            Manager


                                       LIMITED PARTNER:

                                       WNC HOUSING TAX CREDIT FUND VI, L.P.,
                                       SERIES 11

                                       By:  WNC & Associates, Inc., its general
                                            partner

                                       By: ____________________
                                           David N. Shafer,
                                           Executive Vice President

                                    EXHIBIT A

                                LEGAL DESCRIPTION


The South 2.00 acres of Parcel A of Gracefield Subdivision, being a part of the East Half of the Southwest Quarter of Section Thirty Six (36), Township Thirty Four (34) North, Range Three (3) East of the Third Principal Meridian, according to the Plat thereof recorded April 24, 1974 in Plat Book 1, Pages 85 and 86 as Document #602462, bounded and described as follows, to wit: Beginning at the Southwest corner of said Parcel A, thence Easterly along the Southerly line of said Parcel A, a distance of 302.14 feet to the West right of way of Cherie Lane, thence Northeasterly along said West right of way line at an angle of 120 deg. 27' 20" as measured clockwise from the last described course, a distance of 151.61 feet, thence Northeasterly along said West right of way, as said line is curved concave from Northwesterly having a radius of 365.00 feet, at an angle to the chord of 170 deg. 52' 47", an arc distance of 116.20 feet, thence Westerly parallel to the South line of said Parcel A, at an angle of 68 deg. 39' 53" as measured clockwise from the land described chord, a distance of 413.38 feet to the West line of said Parcel A, then Southerly along said West line at an angle of 91 deg. 43' 46" as measured clockwise from the last described course, a distance of 238.58 feet to the point of beginning, in LaSalle County, Illinois.


ADDRESS:        2727 Cherie Lane
                Ottawa, Illinois

               OPERATING DEFICIT and TAX CREDIT GUARANTY AGREEMENT

         This Operating Deficit and Tax Credit Guaranty Agreement ("Agreement") is entered into this ___ day of ______, 2004 by Star-Holdings of Illinois, L.L.C. (the "Guarantor"); Ottawa Gracefield Limited Partnership (the "Partnership"); and WNC Housing Tax Credit Fund VI, L.P., Series 11 ("Limited Partner"). Guarantor, the Partnership and Limited Partner collectively may be referred to as the "Parties" or individually may be referred to as a "Party".

                                    RECITALS

         WHEREAS, on even date herewith, an amended and restated partnership agreement for the Partnership (the "Partnership Agreement") was entered into by and between Ottawa Gracefield G/P, L.L.C. as the general partner (the "General Partner") and WNC Housing Tax Credit Fund VI, L.P., Series 11 as the limited partner (the "Limited Partner"). The Partnership Agreement is incorporated herein by this reference as if the same were reproduced in full and any capitalized terms not defined in this Agreement shall have the meaning as defined in the Partnership Agreement.

         WHEREAS, pursuant to the terms of the Partnership Agreement, the General Partner: (1) is required to guarantee the completion of renovation of a 24 unit housing complex for families and elderly low-income tenants located in the City of Ottawa, LaSalle County, Illinois, located on land described in Exhibit "A" attached hereto and incorporated herein by this reference, and any and all improvements now or hereafter to be constructed thereon ("Apartment Housing"); (2) is required to guarantee the payment of all Operating Deficits incurred by the Partnership as a result of the operations of the Apartment Housing; and (3) is required to guarantee the annual allocation of tax credits to the Limited Partner.

         WHEREAS, the Limited Partner would not have entered into the Partnership Agreement as a limited partner but for the agreement of Guarantor to provide the financial funds necessary to pay Operating Deficits and to pay Tax Credit Deficits. Guarantor is an affiliate of the General Partner and will therefore benefit from the acquisition by the Limited Partner of a limited partnership interest in the Partnership.

         NOW THEREFORE, in consideration of the foregoing and the promises, covenants and undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

         SECTION 1. Guarantor hereby jointly and severally, along with the General Partner (or any successors) guarantees to Ottawa Gracefield Limited Partnership and the Limited Partner, as applicable, the prompt payment and full performance of the provisions under Section 6.3, Section 7.4(a), Section 7.4(b),
Section 7.4(d), and Section 7.4(f) of the Partnership Agreement, including all modifications thereof, pursuant to and in accordance with the terms and conditions set forth in the Partnership Agreement and in this Agreement. Notwithstanding anything to the contrary contained herein, the amount to be paid by the Guarantor pursuant to Sections 7.4(a), 7.4(b), 7.4(d), 7.4(f)(1), 7.4(f)(2), 7.4(f)(3), 7.4(f)(4), 7.4(f)(5)(A), and 7.4(f)(5)(C) shall be limited to an amount equaling 843,735 less the total amount of tax credits previously received by the Limited Partner and the Special Limited Partner under the Agreement; provided, however, the such Guaranty limit shall be increased by the amount of tax credits that are recaptured for previous events. Guarantor further agrees to maintain a minimum net worth of $1,000,000 during the term of this Agreement, provided that this amount may be reduced by the net worth of the Partnership. Failure to maintain such net worth shall be deemed a default by Guarantor of its obligations hereunder.

         SECTION 2. Guarantor further agrees to pay all expenses paid or incurred by Ottawa Gracefield Limited Partnership and/or Limited Partner in endeavoring to collect Guarantor's obligations, or any part thereof, and in enforcing the provisions of this Agreement, including reasonable attorneys' fees if collected or enforced by law or through an attorney-at-law.

         SECTION 3. No delay or failure on the part of the Partnership or Limited Partner in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Partnership of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. No action of the Partnership permitted hereunder shall in any way impair or affect this Agreement. For the purpose of this Agreement, Guarantor's obligations are guaranteed notwithstanding any right or power of anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such third party claim or defense shall impair or affect the obligations of Guarantors hereunder.

         SECTION 4. This Agreement shall be binding upon the Parties, and upon their heirs, successors and assigns.

         SECTION 5. This Agreement has been made and delivered in the state of Illinois and shall be construed and governed under Illinois law.

         SECTION 6. Whenever possible, each provision of the Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 7. The Parties recognize and acknowledge, and Guarantor agrees and consents, that if Ottawa Gracefield Limited Partnership does not take legal action to enforce this Agreement, if and when by the terms of this Agreement it is enforceable, then the Limited Partner, may on its own behalf and in its own name commence legal proceedings to enforce the terms of this Agreement.

         SECTION 8. Whenever the singular or plural number, masculine or feminine or neuter is used herein, it shall equally include the other where applicable.

         SECTION 9. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         SECTION 10. The Parties consent to the jurisdiction and venue of the courts of the State of Illinois having jurisdiction over LaSalle County in any action or judicial proceeding brought to enforce, construe or interpret this Agreement. The Parties agree to stipulate in any such proceeding that this

Agreement is to be considered for all purposes to have been executed and delivered within the geographical boundaries of the State of Illinois, even if it was, in fact, executed and delivered elsewhere.

     IN WITNESS WHEREOF, the Parties hereto have set their hands and seals this ____ day of _______, 2004.

                                        GUARANTOR:



                                        STAR-HOLDINGS OF ILLINOIS, L.L.C.


                                        By: _______________________
                                            Michael K. Moore
                                            Managing Member


                                        OWNER:

                                        OTTAWA GRACEFIELD LIMITED PARTNERSHIP

                                        By: Ottawa Gracefield G/P, L.L.C., its
                                            general partner


                                        By: _________________________
                                            Michael K. Moore
                                            Manager


                                       LIMITED PARTNER:

                                       WNC HOUSING TAX CREDIT FUND VI, L.P.,
                                       SERIES 11

                                       By:  WNC & Associates, Inc., its general
                                            partner

                                       By: ____________________
                                           David N. Shafer,
                                           Executive Vice President

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                                   SCHEDULE A

                                LEGAL DESCRIPTION



The South 2.00 acres of Parcel A of Gracefield Subdivision, being a part of the East Half of the Southwest Quarter of Section Thirty Six (36), Township Thirty Four (34) North, Range Three (3) East of the Third Principal Meridian, according to the Plat thereof recorded April 24, 1974 in Plat Book 1, Pages 85 and 86 as Document #602462, bounded and described as follows, to wit: Beginning at the Southwest corner of said Parcel A, thence Easterly along the Southerly line of said Parcel A, a distance of 302.14 feet to the West right of way of Cherie Lane, thence Northeasterly along said West right of way line at an angle of 120 deg. 27' 20" as measured clockwise from the last described course, a distance of 151.61 feet, thence Northeasterly along said West right of way, as said line is curved concave from Northwesterly having a radius of 365.00 feet, at an angle to the chord of 170 deg. 52' 47", an arc distance of 116.20 feet, thence Westerly parallel to the South line of said Parcel A, at an angle of 68 deg. 39' 53" as measured clockwise from the land described chord, a distance of 413.38 feet to the West line of said Parcel A, then Southerly along said West line at an angle of 91 deg. 43' 46" as measured clockwise from the last described course, a distance of 238.58 feet to the point of beginning, in LaSalle County, Illinois.


ADDRESS:        2727 Cherie Lane
                Ottawa, Illinois